UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2010

ADVANTAGE FUNDS, INC.

-          Dreyfus Global Absolute Return Fund

-          Dreyfus Global Real Return Fund

-          Dreyfus Total Return Advantage Fund

-          Global Alpha Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Global Absolute
Return Fund

ANNUAL REPORT October 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Absolute
Return Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Absolute Return Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Federal Reserve Board, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Global Absolute Return Fund’s Class A shares produced a total return of 6.89%, Class C shares returned 6.11% and Class I shares returned 7.20%.1 In comparison, the fund’s benchmark, the Citibank 30-Day Treasury Bill Index, produced a total return of 0.11% for the same period.2

Relative mispricing across global markets converged during the reporting period as a result of improved market liquidity and a recovering global economy.The fund produced higher returns than its benchmark, as it successfully adopted various equity, bond and currency positions that were designed to take fuller advantage of the global economic recovery and changes in relative valuations across asset classes and geographic regions.

The Fund’s Investment Approach

The fund seeks total return through investments in securities and instruments that provide exposure to global stock, bond and currency markets. For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among the long-term government bond markets. The most relevant long-term bond yield within each country serves as the expected return for each bond market. Our quantitative investment approach is designed to identify and exploit relative misvaluations across and within major developed capital markets such as the United States, Japan and the larger Western European countries.

Global Economic Concerns Sparked Market Volatility

Although the reporting period began in the midst of an economic recovery that propelled many financial markets higher through the first quarter

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

of 2010, investor confidence was shaken in the spring by a sovereign debt crisis in Europe. Greece found itself unable to refinance a heavy debt load, leading to devaluation of the euro against most other major currencies. Meanwhile, inflation-fighting measures in China caused investors to worry that a major engine of global growth might be derailed. In the United States, mixed housing and employment data and a catastrophic oil spill in the Gulf of Mexico added to global and domestic economic uncertainty. As investor sentiment deteriorated during the spring and summer, global financial markets generally declined sharply.

However, investors’ fears at the time may have been overblown. Earnings among multinational companies generally continued to improve, and the U.S. and global economies remained on mildly upward trajectories through the fall. In addition, anticipation of a second round of quantitative easing of U.S. monetary policy helped support certain stocks, bonds and currencies in September and October, helping to erase the reporting period’s previous losses.

Stock, Bond and Currency Strategies Supported Fund Results

The fund proved to be well positioned in advance of the European sovereign debt crisis, enabling it to participate fully in the devaluation of the euro and rally in U.S. bonds as global investors sought traditional safe havens in the face of market instability and a potential economic downturn in Europe. Later in the reporting period, when the Federal Reserve Board announced the second round of quantitative easing in the United States, the fund further benefited from a short position in the U.S. dollar, which shed some of its value relative to other currencies, such as the Australian dollar. However, the fund received its strongest contributions to performance during the reporting period from global equity markets, where a bearish position in Japanese equities and a bullish position in the United Kingdom produced above-average results with below-average levels of volatility.

Although the fund encountered relatively few disappointments during the reporting period, its relative performance was undermined to a mild degree by short positions in the British pound and European equities. In particular, the fund suffered from its long exposure to the stock market of France.

4

Seeking Opportunities in Currency and Equity Markets

Despite the financial markets’ recent positive responses to signs of potential improvement in the global economy, we expect uncertainty to persist into 2011 as investors “wait and see” regarding the efficacy of current monetary stimulus efforts in the face of persistent headwinds.Therefore, the fund has adopted a generally market-neutral investment posture, without taking directional bets regarding the overall performance of global stock and bond markets.We see more opportunity for returns in the currency markets, where we anticipate further devaluation of the U.S. dollar against other major currencies. We also have identified valuation disparities across regional equity markets, as stock prices in the United Kingdom appear more attractive to us than they do in North American markets. In our judgment, these strategies position the fund to participate in global financial markets while effectively managing the risks of heightened market volatility as economic conditions change.

November 15, 2010

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.
Equity securities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2012. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: FactSet – Citigroup 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Absolute Return Fund Class A shares, Class C shares and Class I shares and the Citibank 30-Day Treasury Bill Index

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Global Absolute Return Fund on 12/18/07 (inception date) to a $10,000 investment made in the Citibank 30-Day Treasury Bill Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 12/31/07 is used as the beginning value on 12/18/07.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/10

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/18/07	0.71%	–0.88%
without sales charge	12/18/07	6.89%	1.18%
Class C shares
with applicable redemption charge †	12/18/07	5.11%	0.42%
without redemption	12/18/07	6.11%	0.42%
Class I shares	12/18/07	7.20%	1.51%
Citibank 30-Day Treasury Bill Index††	12/31/07	0.11%	0.54%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 12/31/07 is used as the beginning value on 12/18/07.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Absolute Return Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.79	$ 11.66	$ 6.50
Ending value (after expenses)	$1,060.80	$1,056.60	$1,062.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.63	$ 11.42	$ 6.36
Ending value (after expenses)	$1,017.64	$1,013.86	$1,018.90

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25%
for Class I , multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2010

	Principal
Short-Term Investments—71.0%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.12%, 11/26/10	660,000		659,945
0.13%, 12/23/10	635,000	[a]	634,872
0.13%, 1/27/11	1,030,000		1,029,733
0.14%, 12/16/10	2,100,000		2,099,672
0.14%, 1/13/11	1,638,000		1,637,667
0.15%, 11/4/10	400,000		399,995
0.15%, 11/12/10	2,590,000		2,589,920
0.15%, 11/18/10	600,000		599,971
Total Short-Term Investments
(cost $9,651,505)			9,651,775

	Face Amount
	Covered by
Options Purchased—3.8%	Contracts ($)		Value ($)
Call Options;
U.S. Treasury 10 Year Notes
November 2010 @ $114
(cost $471,276)	4,200,000	[b]	515,813

Other Investment—23.7%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,225,000)	3,225,000	[c]	3,225,000

Total Investments (cost $13,347,781)	98.5%		13,392,588
Cash and Receivables (Net)	1.5%		198,920
Net Assets	100.0%		13,591,508

a	Held by a broker as collateral for open financial futures positions.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Short-Term/		Options Purchased	3.8
Money Market Investments	94.7		98.5
† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES

October 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 10/31/2010 ($)
Financial Futures Long
CAC 40 10 Euro	12	636,209	November 2010	2,720
DAX	1	230,010	December 2010	12,923
Euro-Bond	12	2,155,390	December 2010	(11,409)
Euro-Bond Options	23	472,160	November 2010	99,904
FTSE 100	29	2,624,730	December 2010	55,842
Japanese 10 Year Mini Bond	9	1,600,335	December 2010	4,346
U.S. Treasury 10 Year Notes	12	1,515,375	December 2010	(1,353)
Financial Futures Short
Long Gilt	19	(3,747,326)	December 2010	45,756
Japanese 10 Year Bond	1	(1,777,778)	December 2010	(26,453)
S & P 500 Emini	34	(2,005,490)	December 2010	(109,881)
Gross Unrealized Appreciation				221,491
Gross Unrealized Depreciation				(149,096)

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		10,122,781	10,167,588
Affiliated issuers		3,225,000	3,225,000
Cash			74,866
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			231,481
Receivable for investment securities sold			141,895
Receivable for shares of Common Stock subscribed			58,302
Dividends and interest receivable			444
Prepaid expenses			9,407
			13,908,983
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			12,778
Payable for investment securities purchased			129,586
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			109,705
Payable for futures variation margin—Note 4			25,888
Accrued expenses			39,518
			317,475
Net Assets ($)			13,591,508
Composition of Net Assets ($):
Paid-in capital			12,686,852
Accumulated net realized gain (loss) on investments			668,697
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including
$72,395 net unrealized appreciation on financial futures)			235,959
Net Assets ($)			13,591,508

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	7,995,129	1,242,719	4,353,660
Shares Outstanding	628,084	99,316	340,164
Net Asset Value Per Share ($)	12.73	12.51	12.80

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Interest	12,273
Cash dividends;
Affiliated issuers	4,498
Total Income	16,771
Expenses:
Management fee—Note 3(a)	148,181
Auditing fees	37,331
Registration fees	37,249
Shareholder servicing costs—Note 3(c)	35,304
Distribution fees—Note 3(b)	10,851
Prospectus and shareholders’ reports	9,846
Custodian fees—Note 3(c)	2,352
Legal fees	1,122
Directors’ fees and expenses—Note 3(d)	813
Loan commitment fees—Note 2	313
Miscellaneous	10,570
Total Expenses	293,932
Less—reduction in management fee due to undertaking—Note 3(a)	(88,267)
Less—reduction in fees due to earnings credits—Note 3(c)	(14)
Net Expenses	205,651
Investment (Loss)—Net	(188,880)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(53,499)
Net realized gain (loss) on options transactions	364,511
Net realized gain (loss) on financial futures	218,250
Net realized gain (loss) on forward foreign currency exchange contracts	552,542
Net Realized Gain (Loss)	1,081,804
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(3,599)
Net unrealized appreciation (depreciation) on options transactions	44,537
Net unrealized appreciation (depreciation) on financial futures	12,362
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(2,214)
Net Unrealized Appreciation (Depreciation)	51,086
Net Realized and Unrealized Gain (Loss) on Investments	1,132,890
Net Increase in Net Assets Resulting from Operations	944,010

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009[a]
Operations ($):
Investment (loss)—net	(188,880)	(152,401)
Net realized gain (loss) on investments	1,081,804	1,027,496
Net unrealized appreciation
(depreciation) on investments	51,086	432,432
Net Increase (Decrease) in Net Assets
Resulting from Operations	944,010	1,307,527
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(84,905)
Class C Shares	—	(11,770)
Class I Shares	—	(59,541)
Class T Shares	—	(8,028)
Total Dividends	—	(164,244)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,509,994	6,479,947
Class C Shares	293,608	407,275
Class I Shares	3,588,104	1,402,557
Class T Shares	—	119
Dividends reinvested:
Class A Shares	—	16,538
Class C Shares	—	3,853
Class I Shares	—	11,442
Class T Shares	—	412
Cost of shares redeemed:
Class A Shares	(5,059,714)	(3,024,381)
Class C Shares	(575,688)	(92,410)
Class I Shares	(1,168,350)	(3,753,216)
Class T Shares	—	(648,088)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	587,954	804,048
Total Increase (Decrease) in Net Assets	1,531,964	1,947,331
Net Assets ($):
Beginning of Period	12,059,544	10,112,213
End of Period	13,591,508	12,059,544

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	289,548	588,765
Shares issued for dividends reinvested	—	1,523
Shares redeemed	(409,873)	(272,603)
Net Increase (Decrease) in Shares Outstanding	(120,325)	317,685
Class C
Shares sold	24,481	36,918
Shares issued for dividends reinvested	—	356
Shares redeemed	(47,291)	(8,506)
Net Increase (Decrease) in Shares Outstanding	(22,810)	28,768
Class I
Shares sold	292,013	126,472
Shares issued for dividends reinvested	—	1,055
Shares redeemed	(94,870)	(341,811)
Net Increase (Decrease) in Shares Outstanding	197,143	(214,284)
Class Tb
Shares sold	—	11
Shares issued for dividends reinvested	—	38
Shares redeemed	—	(59,078)
Net Increase (Decrease) in Shares Outstanding	—	(59,029)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 59,078 Class T shares representing $648,088 were converted to
59,132 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.91	10.75	12.50
Investment Operations:
Investment income (loss)—net[b]	(.17)	(.15)	.12
Net realized and unrealized
gain (loss) on investments	.99	1.48	(1.87)
Total from Investment Operations	.82	1.33	(1.75)
Distributions:
Dividends from investment income—net	—	(.17)	—
Net asset value, end of period	12.73	11.91	10.75
Total Return (%)[c]	6.89	12.52	(14.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.15	2.65	3.04[e]
Ratio of net expenses to average net assets	1.50	1.50	1.48[e]
Ratio of net investment income
(loss) to average net assets	(1.37)	(1.29)	1.14[e]
Portfolio Turnover Rate	—	—	—
Net Assets, end of period ($ x 1,000)	7,995	8,911	4,630

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.79	10.68	12.50
Investment Operations:
Investment income (loss)—net[b]	(.26)	(.22)	.03
Net realized and unrealized
gain (loss) on investments	.98	1.45	(1.85)
Total from Investment Operations	.72	1.23	(1.82)
Distributions:
Dividends from investment income—net	—	(.12)	—
Net asset value, end of period	12.51	11.79	10.68
Total Return (%)[c]	6.11	11.64	(14.56)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.96	3.32	4.00[e]
Ratio of net expenses to average net assets	2.25	2.25	2.23[e]
Ratio of net investment income
(loss) to average net assets	(2.13)	(2.03)	.35[e]
Portfolio Turnover Rate	—	—	—
Net Assets, end of period ($ x 1,000)	1,243	1,440	997

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

16

		Year Ended October 31,
Class I Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.94	10.78	12.50
Investment Operations:
Investment income (loss)—net[b]	(.14)	(.11)	.09
Net realized and unrealized
gain (loss) on investments	1.00	1.48	(1.81)
Total from Investment Operations	.86	1.37	(1.72)
Distributions:
Dividends from investment income—net	—	(.21)	—
Net asset value, end of period	12.80	11.94	10.78
Total Return (%)	7.20	12.91	(13.76)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89	2.57	3.12[d]
Ratio of net expenses to average net assets	1.25	1.25	1.23[d]
Ratio of net investment income
(loss) to average net assets	(1.12)	(1.07)	1.03[d]
Portfolio Turnover Rate	—	—	—
Net Assets, end of period ($ x 1,000)	4,354	1,708	3,851

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Absolute Return Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers eleven series, including the fund. The fund’s investment objective is to seek total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 224,025 Class A, 28,000 Class C and 28,000 Class I shares of the fund.

18

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accu-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

rately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of

20

Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s invest ments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	3,225,000	—	—	3,225,000
Options Purchased	515,813	—	—	515,813
U.S. Treasury	—	9,651,775	—	9,651,775
Other Financial
Instruments:
Forward Foreign
Exchange Contracts†	—	231,481	—	231,481
Futures†	221,491	—	—	221,491
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Exchange Contracts†	—	(109,705)	—	(109,705)
Futures†	(149,096)	—	—	(149,096)

†	Amount shown represents unrealized appreciation (depreciation) at period end.

22

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	10/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,434,000	10,713,000	9,922,000	3,225,000	23.7

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

24

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $91,843, undistributed capital gains $731,240 and unrealized appreciation $81,573.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $0 and $164,244, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and net operating losses, the fund increased accumulated undistributed investment income-net by $188,880 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2012, so that the expenses of none of the classes, (exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest on borrowings, shareholder services plan fees, commitment fees and extraordinary expenses) exceed an annual rate of 1.25% of the value of the average daily net assets of their class. The reduction in management fee, pursuant to the undertaking, amounted to $88,267 during the period ended October 31, 2010.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2010, the Distributor retained $1,613 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2010, Class C shares were charged $10,851 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as

26

answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A and Class C shares were charged $23,083 and $3,617, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged $1,459 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $220 pursuant to the cash management agreement which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $14.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $2,352 pursuant to the custody agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2010, the fund was charged $6,114 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $12,132, Rule 12b-1 distribution plan fees $785, shareholder services plan fees $1,958, custodian fees $527, chief compliance officer fees $2,248 and transfer agency per account fees $351, which are offset against an expense reimbursement currently in effect in the amount of $5,223.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

During the period ended October 31, 2010, there were no purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

28

Fair value of derivative instruments as of October 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	71,485	Equity risk[1]	(109,881)
Interest rate risk[1,2]	194,543	Interest rate risk[1]	(39,215)
Foreign exchange risk[3]	231,481	Foreign exchange risk[4]	(109,705)
Gross fair value of
derivative contracts	497,509		(258,801)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in investments in securities of unaffiliated issuers.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[5]	Options[6]	Contracts[7]	Total
Equity	364,882	—	—	364,882
Interest rate	(146,632)	364,511	—	217,879
Foreign exchange	—	—	552,542	552,542
Total	218,250	364,511	552,542	1,135,303

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[8]	Options[9]	Contracts[10]	Total
Equity	(10,958)	—	—	(10,958)
Interest rate	23,320	44,537	—	67,857
Foreign exchange	—	—	(2,214)	(2,214)
Total	12,362	44,537	(2,214)	54,685

Statement of Operations location:
5	Net realized gain (loss) on financial futures.
6	Net realized gain (loss) on options transactions.
7	Net realized gain (loss) on forward foreign currency exchange contracts.
8	Net unrealized appreciation (depreciation) on financial futures.
9	Net unrealized appreciation (depreciation) on options transactions.
10	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2010:

Value ($)
Equity futures contracts	5,555,083
Interest rate futures contracts	15,303,236
Interest rate options contracts	250,974
Forward contracts	10,744,332

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2010 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying secu-

30

rity or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 12/15/2010	1,035,989	941,227	1,008,885	67,658
Australian Dollar,
Expiring 12/15/2010	420,875	389,667	409,864	20,197
Australian Dollar,
Expiring 12/15/2010	197,862	187,983	192,686	4,703
British Pound,
Expiring 12/15/2010	46,831	73,393	75,011	1,618
British Pound,
Expiring 12/15/2010	145,400	230,023	232,895	2,872
British Pound,
Expiring 12/15/2010	17,600	27,847	28,191	344
British Pound,
Expiring 12/15/2010	70,400	111,358	112,763	1,405

32

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Canadian Dollar,
Expiring 12/15/2010	37,263	36,135	36,494	359
Canadian Dollar,
Expiring 12/15/2010	120,625	117,184	118,135	951
Canadian Dollar,
Expiring 12/15/2010	113,689	110,546	111,342	796
Canadian Dollar,
Expiring 12/15/2010	10,296	10,011	10,083	72
Canadian Dollar,
Expiring 12/15/2010	110,015	106,973	107,744	771
Euro,
Expiring 12/15/2010	152,753	208,298	212,475	4,177
Euro,
Expiring 12/15/2010	37,600	51,262	52,301	1,039
Euro,
Expiring 12/15/2010	94,000	128,190	130,751	2,561
Euro,
Expiring 12/15/2010	95,800	131,634	133,255	1,621
Euro,
Expiring 12/15/2010	383,200	526,538	533,020	6,482
Euro,
Expiring 12/15/2010	26,900	37,191	37,417	226
Euro,
Expiring 12/15/2010	4,000	5,582	5,564	(18)
Euro,
Expiring 12/15/2010	347,594	485,234	483,494	(1,740)
Japanese Yen,
Expiring 12/15/2010	129,019,539	1,539,456	1,604,051	64,595
Japanese Yen,
Expiring 12/15/2010	6,705,100	81,988	83,362	1,374
Swiss Franc,
Expiring 12/15/2010	1,512,158	1,498,536	1,537,273	38,737
Swiss Franc,
Expiring 12/15/2010	21,300	21,132	21,653	521
Sales:		Proceeds ($)
Australian Dollar,
Expiring 12/15/2010	142,049	138,261	138,332	(71)
Australian Dollar,
Expiring 12/15/2010	99,000	96,768	96,410	358
Australian Dollar,
Expiring 12/15/2010	246,000	238,055	239,564	(1,509)
Australian Dollar,
Expiring 12/15/2010	98,400	95,149	95,826	(677)

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Australian Dollar,
Expiring 12/15/2010	49,200	47,467	47,913	(446)
British Pound,
Expiring 12/15/2010	584	905	935	(30)
British Pound,
Expiring 12/15/2010	991,600	1,529,364	1,588,297	(58,933)
British Pound,
Expiring 12/15/2010	134,000	209,224	214,634	(5,410)
British Pound,
Expiring 12/15/2010	84,350	133,144	135,107	(1,963)
British Pound,
Expiring 12/15/2010	24,600	38,622	39,403	(781)
British Pound,
Expiring 12/15/2010	339,150	537,039	543,234	(6,195)
Euro,
Expiring 12/15/2010	80,922	112,299	112,560	(261)
Japanese Yen,
Expiring 12/15/2010	2,421,950	28,920	30,111	(1,191)
Japanese Yen,
Expiring 12/15/2010	22,810,338	267,131	283,592	(16,461)
Japanese Yen,
Expiring 12/15/2010	630,201	7,473	7,835	(362)
Japanese Yen,
Expiring 12/15/2010	6,733,832	79,904	83,719	(3,815)
Japanese Yen,
Expiring 12/15/2010	20,564,000	251,526	255,665	(4,139)
Japanese Yen,
Expiring 12/15/2010	2,478,000	30,348	30,818	(470)
Japanese Yen,
Expiring 12/15/2010	4,957,600	60,673	61,636	(963)
Japanese Yen,
Expiring 12/15/2010	12,394,000	151,795	154,090	(2,295)
Swiss Franc,
Expiring 12/15/2010	475,300	481,219	483,194	(1,975)
Swiss Franc,
Expiring 12/15/2010	110,773	112,748	112,613	135

34

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Swiss Franc,
Expiring 12/15/2010	52,150	53,439	53,016	423
Swiss Franc,
Expiring 12/15/2010	36,900	37,642	37,513	129
Swiss Franc,
Expiring 12/15/2010	162,450	169,263	165,148	4,115
Swiss Franc,
Expiring 12/15/2010	101,844	106,446	103,535	2,911
Swiss Franc,
Expiring 12/15/2010	312,000	317,513	317,182	331
Gross Unrealized Appreciation				231,481
Gross Unrealized Depreciation				(109,705)

At October 31, 2010, the cost of investments for federal income tax purposes was $13,347,781; accordingly, accumulated net unrealized appreciation on investments was $44,807, consisting of $44,818 gross unrealized appreciation and $11 gross unrealized depreciation.

The Fund 35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Global Absolute Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Absolute Return Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

36

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.

Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

40

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 41

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
Global Real
Return Fund

ANNUAL REPORT October 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Information About the Review and Approval of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Real
Return Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Return Fund, covering the period from the fund’s inception on May 12, 2010, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our analysis, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility in some of the international bond market’s riskier sectors over the past year. However, on average, emerging markets and sovereign debt have generally outperformed bonds from many developed markets, largely due to the relative underlying fundamental strength of these sovereign entities and solid demand from investors seeking higher levels of income in a low interest-rate environment.

Uncertainty will probably remain in the broader financial markets until we see more robust global economic growth, but record low short-term interest rates in many developed markets such as the U.S., improving corporate balance sheets, and investors’ global search for income could continue to support prices of higher yielding sovereign and corporate bonds, especially if today’s economic concerns prove to be overstated.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global investment universe, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of May 12, 2010, through October 31, 2010, as provided by Suzanne Hutchins and James Harries, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the period between the fund’s inception on May 12, 2010, and the end of its annual reporting period on October 31, 2010, Dreyfus Global Real Return Fund’s Class A shares produced a total return of 7.52%, Class C shares returned 7.20% and Class I shares returned 7.68%.1 In comparison, the fund’s performance baseline benchmark, the U.S.$ 1-Month London Interbank Offered Rate (LIBOR), and its broad-based securities market index, the Citibank 30-Day Treasury Bill Index, produced total returns of .15% and 0.08%, respectively, for the same period.2 Despite bouts of market volatility, a recovering global economy lifted most stock and bond prices over the reporting period, while low interest rates continued to limit returns from cash. The fund produced higher returns than its target objective, primarily due to its exposure to individual equities with specific characteristics and higher yielding bonds.

The Fund’s Investment Approach

To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years.The fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies.The fund obtains investment exposure to these asset classes by investing in securities and through derivative instruments.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.Within markets and sectors determined to be attractive in absolute terms, the fund’s portfolio managers seek what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector and invest in such companies across their capital structures.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Markets Advanced in a Slow-Growth Economy

The fund began operations as the global economy emerged from the financial crisis. Robust economic growth in the emerging markets helped support global manufacturing activity, fueling improved confidence among businesses, consumers and investors worldwide. Specifically, it was the unconventional approach of quantitative easing in the developed economies that drove financial assets higher. However, investor sentiment in the developed markets soon deteriorated owing to the sovereign debt crisis in Europe. In addition, an appreciating yen hurt exports in Japan, and high unemployment levels weighed on the United States.

The market viewed these concerns as temporary, and with improving corporate earnings with some signs of gradual economic improvement in developed markets combined with further stimulative programs from certain central banks, markets headed higher in the reporting period. Consequently, equities generally produced higher returns than bonds during the reporting period, and cash provided relatively meager returns in a low interest-rate environment.

Multi-Asset Approach Boosted Fund’s Results

In addition to participating in the real return from equities, bonds and commodities, the fund’s results benefited during the reporting period from a security selection strategy rooted in our “All Change” investment theme, which postulates that consumer consumption can no longer be supported by elevated debt levels.The result of the world’s move to a new financial paradigm has seen the start of a huge deleveraging cycle both at the government, corporate and consumer level while interest rates (in the US) have been anchored at historic lows.Through greater government interference especially through regulation of the financial sector and harsh austerity measures, lending growth and the ability to spend has added to the pressures of the developed economies. As a result, our security selection strategy has focused on companies that we believe will remain relatively insulated from these forces. For example, the fund’s equity holdings have emphasized large, traditionally defensive health care and telecommunications companies that have a track record of generating revenues and decent cash flow in all economic environments while supported by healthy balance sheets and cheap valuations. These stocks provided the reporting period’s strongest contribution to the fund’s total return.

Among bonds, we focused on corporate asset-backed securities with credit ratings toward the lower end of the investment-grade range.This strategy enabled us to capture higher levels of income compared to government securities or higher rated corporate debt, while extensive credit analysis helped the fund avoid credit pitfalls.We also found income-oriented opportunities in the convertible bond market.These fixed-income securities helped bolster the fund’s results during the reporting period.

Finally, we employed cash, inflation-protected bonds, gold and gold equities to dampen volatility and protect loss of capital. Gold-related

4

investments generally added value to the fund’s results while cash was a negligible source of income. We also used derivatives, including put options on the S&P 500 and certain currency hedges, to help provide insurance and protect the U.S. dollar return to our underlying investors.

Managing Risks in Unsettled Markets

We expect the subpar global economic recovery to persist, with generally sluggish growth in developed markets and more robust expansion in emerging markets.As of the reporting period’s end, equities seem poised to advance in response to new economic stimulus programs. Since these efforts could also cause an acceleration of inflation, we have increased the inflation protection in the fund by investing in gold ETFs (Exchange Traded Funds) and other commodities including agriculture and index linked Treasuries. Over the longer term, we believe that the “All Change” investment theme will continue to prevail, potentially sparking heightened volatility.

November 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies.Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.
The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Dreyfus has contractually agreed, until May
1, 2011, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding the fund's Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses)
exceed 1.25% of the fund’s average daily net assets. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: FactSet – Citigroup 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.
London Interbank Offered Rate ( LIBOR ).The rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR, is the most widely used benchmark or reference rate for short term interest rates, and is an international rate.The
London Interbank Offered Rate is fixed each morning at 11 a.m. London time, by the British
Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association, the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix, Eurodollar
Libor is calculated on an ACT/360 day count basis and settlement is for 2 days hence.
For comparative purposes, the value of the Index on 04/30/10 is used as the beginning value.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Return Fund from May 12, 2010 (commencement of operations) to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.38	$ 11.05	$ 6.15
Ending value (after expenses)	$1,075.20	$1,072.00	$1,076.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†††	$ 7.63	$ 11.42	$ 6.36
Ending value (after expenses)	$1,017.64	$1,013.86	$1,018.90

†	Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25%
for Class I, multiplied by the average account value over the period, multiplied by 173/365 (to reflect the actual days in the period).
††	Please note that while Class A, Class C and Class I shares commenced operations on May 12, 2010, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of
comparability.This projection assumes that annualized expense ratios were in effect during the period May 1, 2010 to October 31, 2010.
††† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2010

Common Stocks—69.4%	Shares	Value ($)
Australia—2.8%
Newcrest Mining	3,960	155,005
Brazil—2.1%
Petroleo Brasileiro, ADR	2,181	68,025
Tele Norte Leste Participacoes, ADR	3,100	47,554
		115,579
Canada—3.1%
Barrick Gold	1,960	94,256
Yamana Gold	6,750	74,257
		168,513
France—1.0%
Thales	1,400	57,082
Germany—4.6%
Bayer	1,685	125,749
Deutsche Telekom	8,650	125,327
		251,076
Japan—.7%
Nomura Holdings	7,000	36,361
Netherlands—3.1%
Koninklijke KPN	3,480	58,122
Reed Elsevier	4,000	52,120
Royal Dutch Shell, Cl. A	1,856	59,155
		169,397
Norway—.9%
Statoil	2,185	47,717
Peru—1.3%
Cia de Minas Buenaventura, ADR	1,350	71,604
Poland—1.2%
Telekomunikacja Polska	10,475	66,703
South Africa—1.7%
MTN Group	5,130	92,274
South Korea—.4%
LG Uplus	3,450	22,382
Sweden—1.2%
TeliaSonera	7,800	65,101

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Switzerland—6.3%
Actelion	690 [a]	34,435
Novartis	1,501	87,020
Roche Holding	800	117,474
Syngenta	215	59,472
Zurich Financial Services	205	50,185
		348,586
Thailand—1.2%
Advanced Info Service	22,000	66,044
United Kingdom—13.1%
BAE Systems	8,350	46,120
BP	8,860	60,450
Centrica	10,750	57,223
GlaxoSmithKline	4,770	93,324
RSA Insurance Group	25,115	52,719
RWC Global Convertibles Fund	95	109,028
Scottish & Southern Energy	3,270	60,414
Smith & Nephew	6,060	53,310
Vodafone Group	68,430	186,240
		718,828
United States—24.7%
AT&T	3,615	103,028
Chevron	1,000	82,610
Coca-Cola	925	56,721
iShares Nasdaq Biotechnology Index Fund	490	43,757
Kroger	3,731	82,082
Medtronic	1,382	48,660
Merck & Co.	2,136	77,494
Newmont Mining	1,059	64,461
PDL BioPharma	8,000	41,840
Pfizer	4,570	79,518
PowerShares DB Agriculture Fund	5,720 [a]	169,941
PowerShares DB Gold Fund	4,270 [a]	205,302
Raytheon	890	41,011
Reynolds American	900	58,410
Sprint Nextel	13,764 [a]	56,708

8

Common Stocks (continued)				Shares	Value ($)
United States (continued)
Wal-Mart Stores				1,536	83,205
Wisconsin Energy				1,000	59,540
					1,354,288
Total Common Stocks
(cost $3,328,247)					3,806,540

		Coupon	Maturity	Principal
Bonds and Notes—20.7%		Rate (%)	Date	Amount ($)[b]	Value ($)
Germany—1.6%
Fresenius Finance Jersey,
Sr. Unscd. Bonds , Ser. FME	EUR	5.63	8/14/11	50,000	86,988
Netherlands—.6%
Cable & Wireless
International Finance,
Gtd. Bonds	GBP	8.63	3/25/19	20,000	33,489
Norway—4.7%
Norwegian Government,
Bonds	NOK	3.75	5/25/21	530,000	93,669
Norwegian Government,
Bonds, Ser. 473	NOK	4.50	5/22/19	868,000	163,647
					257,316
Spain—1.3%
Campofrio Food,
Gtd. Notes	EUR	8.25	10/31/16	50,000	73,591
United Kingdom—6.1%
BP Capital Markets,
Gtd. Notes		5.25	11/7/13	56,000	61,298
BP Capital Markets,
Gtd. Notes	GBP	5.75	11/8/10	50,000	80,266
Bupa Finance,
Sr. Unscd. Notes	GBP	7.50	7/4/16	50,000	92,112
Co-Operative Bank,
Sub. Notes	GBP	5.63	11/16/21	50,000	74,983
Prudential,
Jr. Sub. Notes		11.75	12/23/14	22,000	26,183
					334,842

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[b]	Value ($)
United States—6.1%
Altria Group,
Gtd. Notes	10.20	2/6/39	18,000	26,546
Cemex Finance,
Sr. Scd. Bonds	9.50	12/14/16	100,000	101,625
Consol Energy,
Gtd. Notes	8.00	4/1/17	25,000	27,125
Nextel Communications,
Gtd. Notes, Ser. D	7.38	8/1/15	25,000	25,219
U.S. Treasury Inflation
Protected Securities,
Notes	1.88	7/15/13	71,785 [d]	76,838
U.S. Treasury Inflation
Protected Securities,
Notes	2.50	1/15/29	61,001 [d]	75,237
				332,590
Venezuela—.3%
Petroleos De Venezuela,
Sr. Unscd. Bonds, Ser. 2011	0.00	7/10/11	20,000 [e]	18,850
Total Bonds and Notes
(cost $1,018,906)				1,137,666
			Face Amount
			Covered by
Options Purchased—.5%			Contracts ($)	Value ($)
Call Options—.0%
U.S. Treasury 30 Year Bonds,
December 2010 @ $137			400,000 [a]	1,375
Put Options—.5%
Australian Dollar,
December 2010 @ $88			200,000 [a]	260
Australian Dollar,
December 2010 @ $89			100,000 [a]	180
Australian Dollar,
December 2010 @ $93.5			400,000 [a]	2,680

			Number of
			Contracts
CBOE SPX Volatility Index
December 2010 @ $27.5			2 [a]	1,000
S&P 500 Index,
December 2010 @ $1,100			8 [a]	9,040

10

	Number of
Options Purchased (continued)	Contracts	Value ($)
Put Options (continued)
S&P 500 Index,
March 2011 @ $1,050	6 [a]	15,420
		28,580
Total Options Purchased
(cost $71,792)		29,955

Other Investment—12.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $700,000)	700,000 [f]	700,000
Total Investments (cost $5,118,945)	103.4%	5,674,161
Liabilities, Less Cash and Receivables	(3.4%)	(186,338)
Net Assets	100.0%	5,487,823

ADR—American Depository Receipts

a Non-income producing security.
b Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
GBP— British Pound
NOK—Norwegian Krone
c Variable rate security—interest rate subject to periodic change.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Telecommunications	17.3	Consumer Staples	3.9
Materials	13.6	Utilities	3.2
Health Care	13.1	U.S. Government Securities	2.8
Money Market Investment	12.8	Industrial	2.6
Oil & Gas	8.7	Mutual Fund	2.0
Exchange Traded Funds	7.6	Energy	.5
Financial	6.1	Options Purchased	.5
Foreign/Governmental	4.7
Consumer Discretionary	4.0		103.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF OPTIONS WRITTEN
October 31, 2010

	Number of
	Contracts	Value ($)
Call Options:
S&P 500 Index,
December 2010 @ $1,250	7	(4,410)
S&P 500 Index,
December 2010 @ $1,235	4	(4,040)
Put Options:
S&P 500 Index,
December 2010 @ $1,040	8	(4,080)
S&P 500 Index,
March 2011 @ $1,000	6	(10,800)
(Premiums received $46,910)		(23,330)

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		4,418,945	4,974,161
Affiliated issuers		700,000	700,000
Due from broker			141,933
Cash denominated in foreign currencies		2,763	2,837
Dividends and interest receivable			32,372
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			17,087
Other assets			66,703
			5,935,093
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			27,404
Cash overdraft due to custodian			76,667
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			200,799
Outstanding options written, at value (premiums received
$46,910)—See Statement of Options Written—Note 4			23,330
Accrued expenses and other liabilities			119,070
			447,270
Net Assets ($)			5,487,823
Composition of Net Assets ($):
Paid-in capital			4,908,028
Accumulated undistributed investment income—net			182,675
Accumulated net realized gain (loss) on investments			988
Accumulated net unrealized appreciation (depreciation) on investments,
options transactions and foreign currency transactions			396,132
Net Assets ($)			5,487,823

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	3,339,919	1,071,420	1,076,484
Shares Outstanding	248,511	80,000	80,000
Net Asset Value Per Share ($)	13.44	13.39	13.46

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

From May 12, 2010 (commencement of operations) to October 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $2,386 foreign taxes withheld at source):
Unaffiliated issuers	43,824
Affiliated issuers	924
Interest	14,697
Total Income	59,445
Expenses:
Management fee—Note 3(a)	21,980
Legal fees	40,318
Auditing fees	35,210
Registration fees	25,399
Custodian fees—Note 3(c)	7,807
Shareholder servicing costs—Note 3(c)	5,536
Distribution fees—Note 3(b)	3,643
Prospectus and shareholders’ reports	850
Directors’ fees and expenses—Note 3(d)	506
Miscellaneous	6,304
Total Expenses	147,553
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(108,638)
Net Expenses	38,915
Investment Income—Net	20,530
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	49,474
Net realized gain (loss) on options transactions	(42,785)
Net realized gain (loss) on forward foreign currency exchange contracts	(48,401)
Net Realized Gain (Loss)	(41,712)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	598,101
Net unrealized appreciation (depreciation) on options transactions	(18,257)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(183,712)
Net Unrealized Appreciation (Depreciation)	396,132
Net Realized and Unrealized Gain (Loss) on Investments	354,420
Net Increase in Net Assets Resulting from Operations	374,950

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

From May 12, 2010 (commencement of operations) to October 31, 2010

Operations ($):
Investment income—net	20,530
Net realized gain (loss) on investments	(41,712)
Net unrealized appreciation (depreciation) on investments	396,132
Net Increase (Decrease) in Net Assets
Resulting from Operations	374,950
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,112,873
Class C Shares	1,000,000
Class I Shares	1,000,000
Increase (Decrease) in Net Assets
from Capital Stock Transactions	5,112,873
Total Increase (Decrease) in Net Assets	5,487,823
Net Assets ($):
Beginning of Period	—
End of Period	5,487,823
Undistributed investment income—net	182,675
Capital Share Transactions (Shares):
Class A
Shares sold	248,511
Class C
Shares sold	80,000
Class I
Shares sold	80,000

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from May 12, 2010 (commencement of operations) to October 31, 2010.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distrib-utions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income—net[a]	.06	.01	.07
Net realized and unrealized
gain (loss) on investments	.88	.88	.89
Total from Investment Operations	.94	.89	.96
Net asset value, end of period	13.44	13.39	13.46
Total Return (%)[b]	7.52[c]	7.20[c]	7.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	5.96	6.75	5.75
Ratio of net expenses to average net assets[d]	1.50	2.25	1.25
Ratio of net investment income
to average net assets[d]	.94	.20	1.19
Portfolio Turnover Rate[b]	49.61	49.61	49.61
Net Assets, end of period ($ x 1,000)	3,340	1,071	1,076

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
d	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Return Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers eleven series, including the fund, which commenced operations on May 12, 2010.The fund’s investment objective is to seek total return (consisting of capital appreciation and income).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser. Newton is a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 240,000 Class A, 80,000 Class C and 80,000 Class I shares of the fund.

TheFund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange

18

or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by

The Fund19

NOTES TO FINANCIAL STATEMENTS (continued)

a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	728,275	—	728,275
Equity Securities—
Domestic†	935,288	—	—	935,288
Equity Securities—
Foreign†	2,343,224	—	—	2,343,224
Foreign Government	—	257,316	—	257,316
Mutual Funds/
Exchange Traded
Funds	1,228,028	—	—	1,228,028
U.S. Treasury	—	152,075	—	152,075
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	17,087	—	17,087
Options Purchased	29,955	—	—	29,955
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(200,799)	—	(200,799)
Options Written	(23,330)	—	—	(23,330)

†	See Statement of Investments for country and industry classification.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade date and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

22

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/12/2010 ($)	Purchases ($)	Sales ($)	10/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	6,610,000	5,910,000	700,000	12.8

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on tax basis were as follows: accumulated capital losses $11,437 and unrealized appreciation $591,232.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, the carryover expires in fiscal 2018.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, foreign currency gains and losses and fund start-up costs, the fund increased accumulated undistributed investment income-net by $162,145, increased accumulated net realized gain (loss) on investments by $42,700 and decreased paid-in capital by $204,845. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

24

Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume certain expenses of the fund so that the fund’s annual operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest fees, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $108,638 during the period ended October 31, 2010.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .43% of the value of the fund’s average daily net assets, payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2010, Class C shares were charged $3,643 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A and Class C shares were charged $3,674 and $1,214, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged $38 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $5 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $7,807 pursuant to the custody agreement.

26

During the period ended October 31, 2010, the fund was charged $448 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $20,253, Rule 12b-1 distribution plan fees $680, shareholder services plan fees $926, custodian fees $5,086, chief compliance officer fees $448 and transfer agency per account fees $11.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts during the period ended October 31, 2010, amounted to $6,500,699 and $2,197,879, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of October 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	25,460	Equity risk[2]	(23,330)
Interest rate risk[1]	1,375
Foreign exchange risk[1,3]	20,207	Foreign exchange risk[4]	(200,799)
Gross fair value of
derivatives contracts	47,042		(224,129)

Statement of Assets and Liabilities location:
1	Options purchased are included in investments in securities of unaffiliated issuers.
2	Outstanding options written, at value.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
		Forward
Underlying risk	Options[5]	Contracts[6]	Total
Equity	(28,238)	—	(28,238)
Foreign exchange	(14,547)	(48,401)	(62,948)
Total	(42,785)	(48,401)	(91,186)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
		Forward
Underlying risk	Options[7]	Contracts[8]	Total
Equity	(8,029)	—	(8,029)
Interest	(3,465)	—	(3,465)
Foreign exchange	(6,763)	(183,712)	(190,475)
Total	(18,257)	(183,712)	(201,969)

Statement of Operations location:
5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on options transactions.
8	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

28

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2010:

Value ($)
Equity options	65,483
Interest rate options	1,275
Currency options	3,337
Forward contracts	2,457,326

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, the values of equities and foreign currencies or as a substitute for an investment. The fund is subject to interest rate risk, market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended October 31, 2010:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
May 12, 2010	—	—
Contracts written	43	89,417
Contracts terminated:
Contracts closed	8	28,333	14,523	13,810
Contracts expired	10	14,174	—	14,174
Total contracts terminated	18	42,507	14,523	27,984
Contracts outstanding
October 31, 2010	25	46,910

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell

30

a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
British Pound,
Expiring 11/12/2010	17,000	26,754	27,237	483
Canadian Dollar,
Expiring 3/15/2011	82,998	80,000	81,094	1,094
Chinese Renminbi,
Expiring 1/14/2011	1,519,000	225,104	228,401	3,297
Chinese Renminbi,
Expiring 1/14/2011	174,000	25,755	26,163	408
Chinese Renminbi,
Expiring 1/14/2011	100,000	15,076	15,036	(40)
Euro,
Expiring 3/15/2011	61,000	83,110	84,726	1,616
Singapore Dollar,
Expiring 3/15/2011	106,102	80,000	81,982	1,982
South African Rand,
Expiring 12/15/2010	430,000	60,822	60,934	112

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Australian Dollar,
Expiring 11/2/2010	792	773	776	(3)
Australian Dollar,
Expiring 12/15/2010	118,000	97,793	114,913	(17,120)
Australian Dollar,
Expiring 12/15/2010	175,000	146,292	170,422	(24,130)
British Pound,
Expiring 11/12/2010	73,000	106,344	116,960	(10,616)
British Pound,
Expiring 11/12/2010	271,000	396,233	434,195	(37,962)
British Pound,
Expiring 11/12/2010	98,000	148,472	157,015	(8,543)
British Pound,
Expiring 11/12/2010	115,000	179,634	184,252	(4,618)
Euro,
Expiring 3/15/2011	566,000	719,879	786,144	(66,265)
Japanese Yen,
Expiring 4/15/2011	2,909,000	35,355	36,219	(864)
Norwegian Krone,
Expiring 2/15/2011	1,789,000	296,866	303,703	(6,837)
Polish Zloty,
Expiring 1/14/2011	145,000	44,026	50,584	(6,558)
South African Rand,
Expiring 12/15/2010	853,000	108,952	120,876	(11,924)
South African Rand,
Expiring 12/15/2010	376,000	49,923	53,282	(3,359)
South Korean Won,
Expiring 1/14/2011	27,391,000	22,305	24,265	(1,960)
Swiss Franc,
Expiring 4/15/2011	293,000	306,235	298,140	8,095
Gross Unrealized Appreciation				17,087
Gross Unrealized Depreciation				(200,799)

At October 31, 2010, the cost of investments for federal income tax purposes was $5,120,837; accordingly, accumulated net unrealized appreciation on investments was $553,324, consisting of $575,469 gross unrealized appreciation and $22,145 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Real Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and options written, of Dreyfus Global Real Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2010, and the related statements of operations and changes in net assets and financial highlights for the period from May 12, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Return Fund at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 12, 2010 to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the fund’s Management Agreement, pursuant to which Dreyfus (the “Manager”) will provide the fund with investment management services, and the Sub-Investment Advisory Agreement between the Manager and Newton Capital Management Limited (the “Sub-Adviser”) (together, the “Agreements”), pursuant to which the Sub-Adviser will provide day-to-day management of the Fund’s portfolio.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sub-Adviser. In approving the Agreements, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services to be provided by the Manager and Sub-Adviser pursuant to their Agreements.The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diverse methods of distribution among other funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel.

The Board members also considered the Sub-Adviser’s research and portfolio management capabilities and the Manager’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over the Sub-Adviser.The Board also considered

34

the Manager’s and Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s and Sub-Adviser’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance.The Board discussed with representatives of the Manager the investment strategies to be employed in the management of the fund’s assets.The Board members noted the Manager’s and Sub-Adviser’s reputation and experience relevant to managing the fund.

The Board members reviewed the fund’s management fee and anticipated expense ratio and reviewed the management fees and expense ratios of funds in the Lipper Global Flexible Portfolio Funds category (the “Category”) and the average and median management fee ranges in the Category, as well as management fees and expense ratios of funds managed by the Manager, the Sub-Adviser or their affiliates in the Category (the “Expense Group”). The Board members noted that the fund’s contractual management fee was within the average and median management fee ranges for the funds in the Category and was lower than the management fees for the applicable funds in the Expense Group.The fund’s estimated expense ratio (as limited through at least May 1, 2011 by agreement with the Manager and excluding Rule 12b-1 fees, shareholder services fees and certain other expenses) was lower than the average and median expense ratios of the funds in the Category.

Representatives of the Manager reviewed with the Board members the fees paid by other accounts managed by the Manager, the Sub-Adviser or their affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from the Manager’s and Sub-Adviser’s perspective, as applicable, in providing services to

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the Similar Accounts as compared to the fund. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management and sub-investment advisory fees.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, the Manager’s representatives were not able to review the dollar amount of expenses allocated and profit received by the Manager, or any economies of scale.The Board members considered potential benefits to the Manager and Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the possibility of soft dollar arrangements with respect to trading the fund’s portfolio.The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee and related profitability and any economies of scale annually after an initial term of the Agreements.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by the Manager and Sub-Adviser are adequate and appropriate, especially considering the Manager’s and Sub-Adviser’s experience and reputation with respect to its investment approach and its experience and reputation with respect to investing in similar funds.

  The Board concluded that, since the fund had not yet commenced operations, its performance could not be measured and was not a factor. The Board considered the Manager’s and Sub-Adviser’s experience and reputation.

36

  The Board concluded that the fees to be paid to the Manager were reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by the Manager and Sub-Adviser from their relationship with the fund, and that the fee to be paid by the Manager to the Sub-Adviser was reasonable and appropriate.

  The Board determined that because the fund had not commenced operations, economies of scale were not a factor, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the Agreements was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

40

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

42

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
Total Return
Advantage Fund

ANNUAL REPORT October 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
28	Statement of Financial Futures
29	Statement of Securities Sold Short
30	Statement of Assets and Liabilities
31	Statement of Operations
32	Statement of Changes in Net Assets
34	Financial Highlights
37	Notes to Financial Statements
55	Report of Independent Registered Public Accounting Firm
56	Important Tax Information
57	Information About the Review and Approval of the Fund’s Management Agreement
59	Board Members Information
61	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Total Return
Advantage Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Total Return Advantage Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our analysis, persistent uncertainty regarding the breadth and strength of the U.S. economic recovery has led to bouts of heightened volatility throughout many areas of the U.S. bond market during the past year. Higher yielding market sectors, such as corporate debt and commercial mortgages, as well as bonds from international debt markets have fared relatively well as investors seek competitive levels of income in a low interest-rate environment.

Uncertainty will probably remain in the broader financial markets until we see more robust economic growth, but we expect generally favorable influences in the bond market to persist for some time to come. Record low short-term interest rates, improving corporate balance sheets, and investors’ global search for income could continue to support prices of higher yielding bonds, especially if today’s economic concerns prove to be overstated.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global investment universe, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by David Kwan and Lowell Bennett, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Dreyfus Total Return Advantage Fund’s Class A shares achieved a total return of 8.74%, Class C shares returned 7.96% and Class I shares returned 9.00%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S.Aggregate Index (the “Index”), produced a total return of 8.01% for the same period.2

The U.S. and global bond markets generally rallied amid heightened volatility as investors reacted to each new release of economic data. Performance was particularly strong among U.S. bonds later in the reporting period, when investors anticipated a new round of quantitative easing from the Federal Reserve Board (the “Fed”).The fund’s Class A and Class I shares produced higher returns than its benchmark, as our core U.S. bond strategy kept pace with the benchmark and our tactical exposures to global currencies and bonds provided additional return.

The Fund’s Investment Approach

The fund seeks to maximize total return from capital appreciation and income.To pursue its goal, the fund normally invests primarily in fixed income securities and other instruments that provide exposure to fixed income, including those that provide exposure to currency markets.

We employ an active core bond strategy, focused on the U.S. investment grade markets, which typically accounts for the bulk of the fund’s returns. We also look to the developed global bond and currency markets for opportunities to add value based on relative value while managing for risk.The fund typically will invest in bonds rated investment grade or the unrated equivalent, but we may invest up to 30% of assets in securities rated below investment grade at the time of purchase and up to 30% of its assets in emerging markets, though we have not done so in the past and do not anticipate doing so at this time.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Monetary Stimulus Boosted Bond Markets

The U.S. and global economies continued to recover from recession over the reporting period, but the pace of the expansion remained slower than historical averages. In addition, in the spring of 2010, investors responded cautiously to new economic concerns stemming primarily from a sovereign debt crisis in Europe.

Bonds encountered heightened volatility in this market environment. Higher yielding market sectors were buoyed early in the reporting period by expectations that conditions would improve for businesses and the U.S. housing market.These hopes were dashed for a time over the spring and summer of 2010, when renewed global instability kindled fears of a double-dip recession and sparked a “flight to quality” from higher yielding market sectors to traditional safe havens. Optimism returned in the fall, when it became clearer that a double-dip recession was unlikely and investors looked forward to the Fed’s purchase of $600 billion of U.S.Treasury securities. Consequently, bonds generally ended the reporting period with substantially positive total returns.

Interest Rates Strategies and Global Allocations Boosted Fund Returns

The fund received positive contributions to relative performance from its core bond strategy, which comprised the majority of the fund’s assets and generated the bulk of the returns. Results were particularly strong from tactical shifts in our interest rate strategy, in which we added value through a focus on bonds in the intermediate-term range, where the positive effects of falling interest rates were especially pronounced.The benefits of our interest-rate strategy were balanced to a degree by lagging results from our core sector allocation and security selection strategies, as bonds with relatively high credit ratings and short durations lagged lower quality, longer term securities.

Our global bond and currency strategies (implemented with futures and forwards respectively) also benefited the fund’s overall performance, with overweighted exposure to the U.S. bond market helping to cushion the brunt of weakness stemming from the European sovereign debt crisis. Finally, our currency strategy added value due to an underweighted position in the weakening U.S. dollar and a corresponding emphasis on the stronger Japanese yen. Later in the reporting period, overweighted positions in the Australian dollar and Swedish krona also fared well.

4

Uncertain Global Environment Ahead

Although we expect the economic recovery to persist, we are aware that there remains considerable uncertainty in the U.S. and global markets, and considerable uncertainty in the fiscal and monetary responses to economic conditions. In this environment we have reduced our risk appetite.Therefore, the fund ended the reporting period with a shorter duration than the benchmark, reflecting an emphasis on shorter-term maturities over longer-term bonds. Our core U.S bond positions include a focus on higher yielding shorter duration spread market sectors versus an underweight to U.S.Treasury securities. From a global allocation standpoint, we have maintained overweighted exposure to the U.S. bond market and underweighted positions in the United Kingdom and German bond markets. In global currencies we have recently placed a mild emphasis on the euro over the U.S. dollar and British pound.

November 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by
The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2012, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Total Return Advantage Fund Class A shares, Class C shares and Class I shares and the Barclays Capital U.S. Aggregate Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Total Return Advantage Fund on 3/15/06 (inception date) to a $10,000 investment made in the Barclays Capital U.S. Aggregate Index (the “Index”) on that date. For comparative purposes, the value of the Index on 2/28/06 is used as the beginning value on 3/15/06.All dividends and capital gain distributions are reinvested.

The fund invests primarily in fixed-income securities and instruments that provide investment exposure to fixed-income markets.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/10

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (4.5%)	3/15/06	3.84%	5.63%
without sales charge	3/15/06	8.74%	6.69%
Class C shares
with applicable redemption charge †	3/15/06	6.96%	5.90%
without redemption	3/15/06	7.96%	5.90%
Class I shares	3/15/06	9.00%	6.95%
Barclays Capital U.S. Aggregate Index††	2/28/06	8.01%	6.53%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 2/28/06 is used as the beginning value on 3/15/06.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Total Return Advantage Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 4.41	$ 8.29	$ 3.12
Ending value (after expenses)	$1,059.90	$1,056.00	$1,060.60

COMPARING YOUR FUND’S EXPENSES

WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 4.33	$ 8.13	$ 3.06
Ending value (after expenses)	$1,020.92	$1,017.14	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.60% for Class C and .60%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2010

	Coupon	Maturity	Principal
Bonds and Notes—111.0%	Rate (%)	Date	Amount ($)		Value ($)
Aerospace & Defense—.2%
Boeing,
Sr. Unscd. Notes	3.75	11/20/16	75,000		82,591
United Technologies,
Sr. Unscd. Notes	6.13	7/15/38	35,000		41,267
					123,858
Agriculture—.4%
Altria Group,
Gtd. Notes	8.50	11/10/13	88,000		106,159
Altria Group,
Gtd. Notes	9.95	11/10/38	50,000		72,246
Reynolds American,
Gtd. Notes	7.63	6/1/16	75,000		88,389
					266,794
Asset—Backed Certificates—.8%
SLM Student Loan Trust,
Ser. 2007-2, Cl. A2	0.29	7/25/17	266,100	[a]	264,776
SLM Student Loan Trust,
Ser. 2003-7, Cl. A4	0.49	3/15/19	262,661	[a]	262,584
					527,360
Asset-Backed Ctfs./
Auto Receivables—.5%
Americredit Automobile Receivables
Trust, Ser. 2007-CM, Cl. A4A	5.55	4/7/14	49,446		51,496
Americredit Automobile Receivables
Trust, Ser. 2007-DF, Cl. A4A	5.56	6/6/14	58,005		61,053
Nissan Auto Receivables Owner
Trust, Ser. 2007-B, Cl. A4	5.16	3/17/14	188,868		194,379
					306,928
Asset-Backed Ctfs./Credit Cards—3.4%
Bank One Issuance Trust,
Ser. 2004-A7, Cl. A7	0.38	5/15/14	226,000	[a]	225,927
Capital One Multi-Asset Execution
Trust, Ser. 2004-A7, Cl. A7	0.53	6/16/14	761,000	[a]	758,920
Capital One Multi-Asset Execution
Trust, Ser. 2006-A10, Cl. A10	5.15	6/16/14	80,000		82,889
Chase Issuance Trust,
Ser. 2005-A13, Cl. A13	0.30	2/15/13	300,000	[a]	299,983
Chase Issuance Trust,
Ser. 2006-A1, Cl. A	0.30	4/15/13	250,000	[a]	249,966

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Credit Cards (continued)
Chase Issuance Trust,
Ser. 2007-A10, Cl. A10	0.30	6/16/14	114,000	[a]	113,741
Discover Card Master Trust I,
Ser. 2006-2, Cl. A2	0.29	1/16/14	318,000	[a]	317,675
MBNA Credit Card Master Note
Trust, Ser. 2002-A3, Cl. A3	0.50	9/15/14	200,000	[a]	200,047
					2,249,148
Asset-Backed Ctfs./
Home Equity Loans—.1%
Residential Asset Mortgage
Products, Ser. 2003-RZ4, Cl. A7	4.79	6/25/33	62,495	[a]	62,229
Automotive—.3%
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	45,000		60,430
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	100,000		113,672
					174,102
Banks—10.5%
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	65,000		69,361
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	40,000		42,164
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	40,000		42,456
Bank of America,
Sub. Notes	7.25	10/15/25	65,000		71,959
Bank of Nova Scotia,
Sr. Unscd. Notes	2.38	12/17/13	400,000		417,140
Barclays Bank,
Sr. Unscd. Notes	3.90	4/7/15	250,000		268,161
Barclays Bank,
Sr. Unscd. Notes	5.20	7/10/14	370,000		412,634
BB&T,
Sub. Notes	6.50	8/1/11	100,000		104,282
Capital One Financial,
Sr. Unscd. Notes	7.38	5/23/14	125,000		146,204
China Development Bank,
Sr. Unscd. Notes	4.75	10/8/14	25,000		27,326

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Citigroup,
Sub. Notes	5.00	9/15/14	30,000	31,470
Citigroup,
Sr. Unscd. Notes	5.13	5/5/14	50,000	53,926
Citigroup,
Sub. Notes	5.50	2/15/17	65,000	68,734
Citigroup,
Sr. Unscd. Notes	6.00	12/13/13	400,000	442,754
Citigroup,
Sr. Unscd. Notes	6.00	8/15/17	50,000	55,202
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	75,000	83,598
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	26,000	28,941
Comerica Bank,
Sub. Notes	5.75	11/21/16	15,000	16,932
Corp. Andina de Fomento,
Sr. Unscd. Notes	5.20	5/21/13	125,000	135,389
Credit Suisse New York,
Sr. Unscd. Notes	3.50	3/23/15	150,000	158,950
Deutsche Bank AG London,
Sr. Unscd. Notes	3.45	3/30/15	350,000	371,963
Deutsche Bank AG London,
Sr. Unscd. Notes	5.38	10/12/12	50,000	54,436
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	10,000	11,680
European Investment Bank,
Notes	2.00	2/10/12	150,000	153,068
European Investment Bank,
Sr. Unscd. Notes	3.00	4/8/14	150,000	160,838
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	140,000	165,927
Export-Import Bank of Korea,
Sr. Unscd. Notes	8.13	1/21/14	90,000	105,970
Fifth Third Bancorp,
Sr. Unscd. Notes	6.25	5/1/13	30,000	33,066
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	10/15/13	275,000	300,953

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	26,000	28,936
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	65,000	72,894
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	60,000	63,112
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	100,000	120,567
HSBC Bank USA,
Sub. Notes	4.63	4/1/14	100,000	107,305
HSBC Holdings,
Sub. Notes	5.25	12/12/12	50,000	53,611
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.70	1/20/15	300,000	317,546
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	35,000	40,011
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	50,000	58,449
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	25,000	28,542
Korea Development Bank,
Sr. Unscd. Notes	8.00	1/23/14	100,000	117,815
Landesbank
Baden-Wuerttemberg,
Sub. Notes	6.35	4/1/12	215,000	231,117
Landwirtschaftliche Rentenbank,
Gov’t. Gtd. Notes	4.13	7/15/13	25,000	27,224
Morgan Stanley,
Sr. Unscd. Notes	4.10	1/26/15	175,000	181,519
Morgan Stanley,
Sr. Unscd. Notes	4.20	11/20/14	150,000	156,089
Morgan Stanley,
Sub. Notes	4.75	4/1/14	85,000	88,810
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	50,000	53,993
Morgan Stanley,
Sr. Unscd. Notes	6.00	4/28/15	150,000	166,896
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	75,000	84,367

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
National City Bank,
Sub. Notes	6.20	12/15/11	100,000	105,689
PNC Funding,
Bank Gtd. Notes	5.63	2/1/17	15,000	16,462
Royal Bank of Scotland Group,
Sr. Unscd. Notes	6.40	10/21/19	100,000	109,267
Sovereign Bank,
Sub. Notes	8.75	5/30/18	50,000	58,888
Suntrust Banks,
Sr. Unscd. Notes	6.00	9/11/17	50,000	53,893
UBS AG/Stamford,
Sr. Unscd. Notes	4.88	8/4/20	50,000	53,712
Wachovia,
Sub. Notes	5.63	10/15/16	25,000	27,901
Wells Fargo & Co.,
Sr. Unscd. Notes	5.25	10/23/12	20,000	21,646
Wells Fargo & Co.,
Sr. Unscd. Notes	5.30	8/26/11	30,000	31,168
Wells Fargo & Co.,
Sr. Unscd. Notes	5.38	2/7/35	25,000	25,397
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	55,000	62,266
Wells Fargo Capital X,
Gtd. Cap. Secs.	5.95	12/1/86	20,000 [a]	18,732
Westpac Banking,
Sr. Unscd. Notes	4.20	2/27/15	350,000	380,368
				6,999,676
Building & Construction—.2%
CRH America,
Gtd. Notes	6.00	9/30/16	100,000	112,524
Chemicals-Fibers & Diversified—.5%
Dow Chemical,
Sr. Unscd. Notes	5.90	2/15/15	100,000	112,792
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	6.00	7/15/18	100,000	119,969
Rohm and Haas,
Sr. Unscd. Notes	6.00	9/15/17	75,000	84,006
				316,767

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs.—6.5%
Banc of America Commercial
Mortgage, Ser. 2005-1, Cl. A4	5.06	11/10/42	200,000	[a]	211,414
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW16, Cl. A4	5.72	6/11/40	250,000	[a]	271,229
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6, Cl. A2	6.46	10/15/36	473,745		498,595
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-C1, Cl. A3	5.38	2/15/40	250,000		252,543
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3, Cl. A3	5.83	6/15/38	100,000	[a]	109,946
GE Capital Commercial Mortgage,
Ser. 2005-C3, Cl. AAB	4.94	7/10/45	196,510		208,234
GS Mortgage Securities Corporation
II, Ser. 2004-GG2, Cl. A3	4.60	8/10/38	51,479		51,910
GS Mortgage Securities Corporation
II, Ser. 2005-GG4, Cl. A4	4.76	7/10/39	450,000		470,636
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2003-CB7, Cl. A4	4.88	1/12/38	350,000		376,068
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	102,000	[a]	110,302
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A1A	4.48	10/15/29	355,010		368,070
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2007-5, Cl. A3	5.36	8/12/48	100,000		103,655
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	5.91	6/12/46	100,000	[a]	111,838
Morgan Stanley Capital I,
Ser. 2003-IQ4, Cl. A2	4.07	5/15/40	350,000		365,816
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A3	5.19	10/12/52	110,000	[a]	116,164
Morgan Stanley Capital I,
Ser. 2005-HQ7, Cl. A2	5.21	11/14/42	400,000	[a]	415,313
Morgan Stanley Capital I,
Ser. 2006-HQ8, Cl. AJ	5.47	3/12/44	65,000	[a]	55,897

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A1	4.18	3/12/35	81,094	83,833
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	17,926	18,412
Wachovia Bank Commercial Mortgage
Trust, Ser. 2003-C8, Cl. A3	4.45	11/15/35	150,000	155,173
				4,355,048
Consumer Discretionary—.2%
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	100,000	121,673
Diversified Financial Services—3.2%
American Express Credit,
Sr. Unscd. Notes	5.13	8/25/14	135,000	149,155
American Express Credit,
Sr. Unscd. Notes, Ser. C	7.30	8/20/13	250,000	286,069
Ameriprise Financial,
Sr. Unscd. Notes	5.65	11/15/15	15,000	17,151
Bear Stearns,
Sr. Unscd. Notes	5.70	11/15/14	100,000	114,037
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	10,000	11,679
Blackrock,
Sr. Unscd. Notes	6.25	9/15/17	10,000	11,803
Capital One Capital V,
Gtd. Notes	10.25	8/15/39	20,000	21,825
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	400,000	461,848
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	100,000	128,699
Credit Suisse USA,
Bank Gtd. Notes	4.88	1/15/15	50,000	55,707
Credit Suisse USA,
Bank Gtd. Notes	6.13	11/15/11	110,000	116,133
Credit Suisse USA,
Bank Gtd. Notes	6.50	1/15/12	100,000	106,842
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	65,000	72,750

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	105,000	107,148
General Electric Capital,
Sr. Unscd. Notes	6.88	1/10/39	50,000	57,681
HSBC Finance,
Sr. Unscd. Notes	5.25	4/15/15	50,000	54,988
MBNA,
Sr. Unscd. Notes	5.00	6/15/15	50,000	53,112
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	20,000	21,821
Merrill Lynch & Co.,
Notes	6.88	4/25/18	100,000	112,402
Simon Property Group,
Sr. Unscd. Notes	10.35	4/1/19	100,000	141,576
				2,102,426
Diversified Metals & Mining—.7%
Alcoa,
Sr. Unscd. Notes	5.55	2/1/17	29,000	30,807
BHP Billiton Finance USA,
Gtd. Bonds	5.00	12/15/10	75,000	75,398
BHP Billiton Finance USA,
Gtd. Notes	5.50	4/1/14	150,000	170,000
Newmont Mining,
Gtd. Notes	5.13	10/1/19	100,000	113,615
Vale Overseas,
Gtd. Notes	6.25	1/23/17	35,000	40,544
Vale Overseas,
Gtd. Notes	6.88	11/21/36	50,000	57,101
				487,465
Electric Utilities—2.1%
Ameren Energy Generating,
Sr. Unscd. Notes, Ser. H	7.00	4/15/18	25,000	26,043
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 05-C	5.38	12/15/15	20,000	23,451
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	50,000	60,448

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities (continued)
Dominion Resources,
Sr. Unscd. Notes, Ser. F	5.25	8/1/33	48,000	54,963
Dominion Resources,
Sr. Unscd. Notes, Ser. B	5.95	6/15/35	50,000	55,008
DTE Energy,
Sr. Unscd. Notes	7.05	6/1/11	75,000	77,713
Duke Energy Carolinas,
Sr. Unscd. Notes	6.25	1/15/12	50,000	53,364
Duke Energy,
Sr. Unscd. Notes	6.30	2/1/14	100,000	114,707
Enersis,
Sr. Unscd. Notes	7.40	12/1/16	75,000	88,228
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	50,000	55,138
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	50,000	53,942
FPL Group Capital,
Gtd. Debs.	7.88	12/15/15	100,000	125,241
Hydro-Quebec,
Gov't. Gtd. Debs., Ser. HY	8.40	1/15/22	60,000	86,771
Indiana Michigan Power,
Sr. Unscd. Notes	7.00	3/15/19	50,000	61,216
Nevada Power,
Mortgage Notes	7.13	3/15/19	50,000	61,861
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	50,000	56,271
Progress Energy,
Sr. Unscd. Notes	7.10	3/1/11	150,000	153,129
SCANA,
Sr. Unscd. Notes	6.88	5/15/11	50,000	51,584
Southern California Edison,
First Mortgage Bonds, Ser. 05-A	5.00	1/15/16	35,000	40,390
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	50,000	56,472
SouthWestern Public Service,
Sr. Unscd. Notes, Ser. G	8.75	12/1/18	50,000	64,299
				1,420,239

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Food & Beverages—1.2%
Anheuser-Busch InBev Worldwide,
Gtd. Notes	4.13	1/15/15	100,000	108,622
Bottling Group,
Gtd. Notes	6.95	3/15/14	100,000	118,832
Coca-Cola Enterprises,
Sr. Unscd. Debs.	8.50	2/1/22	50,000	70,743
Coca-Cola,
Sr. Unscd. Notes	5.35	11/15/17	100,000	117,592
General Mills,
Sr. Unscd. Notes	6.00	2/15/12	90,000	96,006
H.J. Heinz,
Gtd. Notes	6.63	7/15/11	50,000 [a]	52,044
Kellogg,
Sr. Unscd. Notes	5.13	12/3/12	100,000	108,598
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	100,000	117,978
PepsiCo,
Sr. Unscd. Notes	5.15	5/15/12	25,000	26,669
				817,084
Foreign/Governmental—2.1%
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	100,000	118,549
Federal Republic of Brazil,
Unscd. Bonds	10.13	5/15/27	75,000	123,938
KFW,
Gov't. Gtd. Bonds	4.00	1/27/20	200,000	221,824
Oesterreichische Kontrollbank,
Gov't. Gtd. Bonds	4.75	10/16/12	250,000	269,943
Province of Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	5,000	5,783
Province of Ontario Canada,
Sr. Unscd. Bonds	4.40	4/14/20	160,000	176,382
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	50,000	69,550
Republic of Chile,
Sr. Unscd. Bonds	7.13	1/11/12	110,000	118,018
Republic of Italy,
Sr. Unscd. Notes	5.38	6/15/33	50,000	50,739

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Republic of Italy,
Sr. Unscd. Notes	6.88	9/27/23	50,000	60,596
Republic of Peru,
Sr. Unscd. Bonds	8.75	11/21/33	36,000	55,188
United Mexican States,
Notes	5.95	3/19/19	56,000	66,668
United Mexican States,
Sr. Unscd. Notes	6.63	3/3/15	50,000	59,275
				1,396,453
Health Care—1.7%
Abbott Laboratories,
Sr. Unscd. Notes	6.15	11/30/37	50,000	58,852
Aetna,
Sr. Unscd. Notes	6.00	6/15/16	15,000	17,730
Astrazeneca,
Sr. Unscd. Notes	5.40	6/1/14	25,000	28,546
Astrazeneca,
Sr. Unscd. Notes	5.90	9/15/17	10,000	11,987
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	30,000	36,737
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	40,000	45,541
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	100,000	118,607
Merck & Co.,
Sr. Unscd. Notes	4.38	2/15/13	100,000	107,814
Merck & Co.,
Gtd. Notes	6.50	12/1/33	50,000 [a]	62,006
Pfizer,
Sr. Unscd. Notes	7.20	3/15/39	50,000	66,622
Teva Pharmaceutical Finance,
Gtd. Notes	3.00	6/15/15	350,000	367,775
UnitedHealth Group,
Sr. Unscd. Notes	5.25	3/15/11	20,000	20,320
UnitedHealth Group,
Sr. Unscd. Notes	5.38	3/15/16	26,000	29,776
Wyeth,
Gtd. Notes	5.50	2/1/14	100,000	113,831

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care (continued)
Wyeth,
Gtd. Notes	6.95	3/15/11	50,000 [a]	51,218
				1,137,362
Industrial—.4%
Deere & Co.
Sr. Unscd. Notes	4.38	10/16/19	120,000	132,126
Honeywell International,
Sr. Unscd. Notes	5.00	2/15/19	100,000	114,687
Waste Management,
Gtd. Notes	4.75	6/30/20	50,000	53,871
				300,684
Media—1.8%
Comcast Cable Holdings,
Gtd. Notes	9.80	2/1/12	25,000	27,623
Comcast,
Gtd. Notes	5.45	11/15/10	50,000	50,084
Comcast,
Gtd. Notes	6.30	11/15/17	30,000	35,630
Comcast,
Gtd. Notes	6.45	3/15/37	50,000	55,138
Comcast,
Gtd. Notes	6.95	8/15/37	20,000	23,343
DIRECTV Holdings,
Gtd. Notes	3.55	3/15/15	145,000	152,443
DIRECTV Holdings,
Gtd. Notes	4.75	10/1/14	200,000	219,742
Discovery Communications,
Gtd. Notes	3.70	6/1/15	140,000	149,885
Grupo Televisa,
Sr. Unscd. Notes	6.63	3/18/25	10,000	11,181
News America,
Gtd. Notes	6.15	3/1/37	110,000	116,153
Time Warner Cable,
Gtd. Debs.	6.75	6/15/39	110,000	126,506
Time Warner,
Gtd. Debs.	6.10	7/15/40	75,000	80,140
Time Warner,
Gtd. Notes	7.63	4/15/31	20,000	24,414

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media (continued)
Viacom,
Sr. Unscd. Notes	6.25	4/30/16	100,000	118,528
				1,190,810
Municipal Bonds—.1%
California,
GO (Various Purpose)	5.45	4/1/15	20,000	21,504
California,
GO (Build America Bonds)	7.30	10/1/39	50,000	51,175
California,
GO (Build America Bonds)
(Various Purpose)	7.55	4/1/39	20,000	20,915
				93,594
Oil & Gas—2.0%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	100,000	109,501
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	50,000	61,584
Devon Financing,
Gtd. Notes	6.88	9/30/11	35,000	36,898
Encana,
Sr. Unscd. Notes	6.50	2/1/38	25,000	28,537
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	50,000	56,524
Hess,
Sr. Unscd. Notes	8.13	2/15/19	75,000	99,083
KeySpan,
Sr. Unscd. Notes	7.63	11/15/10	50,000	50,094
Nabors Industries,
Gtd. Notes	9.25	1/15/19	75,000	96,599
Nexen,
Sr. Unscd. Notes	6.40	5/15/37	25,000	27,408
Pemex Project
Funding Master
Trust, Gtd. Notes	5.75	3/1/18	35,000	39,469
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	25,000	28,085
Sempra Energy,
Sr. Unscd. Notes	6.15	6/15/18	50,000	59,234

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Shell International Finance,
Gtd. Notes	6.38	12/15/38	50,000	61,259
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	25,000	28,326
Total Capital,
Gtd. Notes	3.00	6/24/15	400,000	421,515
Transocean,
Sr. Unscd. Notes	6.00	3/15/18	90,000	97,681
XTO Energy,
Sr. Unscd. Notes	5.90	8/1/12	20,000	21,862
				1,323,659
Paper & Paper Related—.2%
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	100,000	122,453
Pipelines—.7%
El Paso Natural Gas,
Sr. Unscd. Notes	5.95	4/15/17	35,000	38,471
Energy Transfer Partners,
Sr. Unscd. Notes	5.95	2/1/15	100,000	111,775
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.80	3/15/35	60,000	58,656
Oneok,
Sr. Unscd. Notes	6.00	6/15/35	45,000	44,870
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	50,000	65,638
Williams Partners,
Sr. Unscd. Notes	3.80	2/15/15	150,000	158,954
				478,364
Property & Casualty
Insurance—.8%
Ace INA Holdings,
Gtd. Notes	5.88	6/15/14	15,000	17,139
Aflac,
Sr. Unscd. Notes	8.50	5/15/19	50,000	64,120
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	50,000	51,249
American International Group,
Sr. Unscd. Notes	5.05	10/1/15	50,000	52,575
Berkshire Hathaway Finance,
Gtd. Notes	5.40	5/15/18	50,000	57,049

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Property & Casualty
Insurance (continued)
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	50,000	55,681
MetLife,
Sr. Unscd. Notes	5.70	6/15/35	50,000	52,349
MetLife,
Sr. Unscd. Notes	6.75	6/1/16	50,000	59,992
Progressive,
Sr. Unscd. Notes	6.25	12/1/32	16,000	16,771
Prudential Financial,
Sr. Unscd. Notes	5.70	12/14/36	50,000	49,494
Travelers,
Sr. Unscd. Notes	5.80	5/15/18	20,000	23,077
				499,496
Retail—1.0%
CVS Caremark,
Sr. Unscd. Notes	5.75	8/15/11	85,000	88,318
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000	115,518
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	100,000	114,842
McDonald's,
Sr. Unscd. Notes	5.35	3/1/18	75,000	87,998
Target,
Sr. Unscd. Notes	6.50	10/15/37	50,000	59,082
Wal-Mart Stores,
Sr. Unscd. Notes	3.63	7/8/20	210,000	215,023
				680,781
Technology—.8%
Fiserv,
Gtd. Notes	6.13	11/20/12	130,000	141,755
HP Enterprise Services,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	100,000 [a]	113,628
International Business Machines,
Sr. Unscd. Notes	4.95	3/22/11	50,000	50,865
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	100,000	119,632
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	100,000	118,836
				544,716

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications—2.5%
America Movil,
Gtd. Notes	6.38	3/1/35	10,000		11,350
AT&T,
Sr. Unscd. Notes	5.35	9/1/40	170,000	[b]	167,445
AT&T,
Gtd. Notes	8.00	11/15/31	6,000	[a]	7,836
British Telecommunications,
Sr. Unscd. Notes	9.38	12/15/10	65,000	[a]	65,674
Cisco Systems,
Sr. Unscd. Notes	5.90	2/15/39	50,000		56,399
Deutsche
Telekom International
Finance, Gtd. Bonds	9.25	6/1/32	20,000		29,003
France Telecom,
Sr. Unscd. Notes	2.13	9/16/15	350,000		355,163
Motorola,
Sr. Unscd. Notes	7.63	11/15/10	50,000		50,122
New Cingular
Wireless Services,
Sr. Unscd. Notes	7.88	3/1/11	25,000		25,616
New Cingular Wireless Services,
Gtd. Notes	8.13	5/1/12	25,000		27,710
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	100,000		108,816
Telefonica Emisiones,
Gtd. Notes	3.73	4/27/15	350,000		370,010
Verizon Communications,
Sr. Unscd. Notes	6.40	2/15/38	50,000		56,918
Verizon Global Funding,
Sr. Unscd. Notes,	4.38	6/1/13	25,000		27,156
Verizon New York,
Sr. Unscd. Notes, Ser. A	6.88	4/1/12	50,000		53,948
Vodafone Group,
Sr. Unscd. Notes	5.75	3/15/16	150,000		174,525
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	50,000		57,142
					1,644,833

24

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Transportation—.6%
Burlington Northern Santa Fe,
Sr. Unscd. Notes	5.75	3/15/18	75,000		87,136
Burlington Northern Santa Fe,
Sr. Unscd. Notes	7.13	12/15/10	20,000		20,156
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.95	8/15/30	50,000		65,559
CSX,
Sr. Unscd. Notes	6.75	3/15/11	20,000		20,422
Norfolk Southern,
Sr. Unscd. Notes	6.75	2/15/11	50,000		50,807
Norfolk Southern,
Sr. Unscd. Bonds	7.90	5/15/97	50,000		63,893
Union Pacific,
Sr. Unscd. Bonds	5.45	1/31/13	20,000		21,865
Union Pacific,
Sr. Unscd. Notes	6.65	1/15/11	50,000		50,607
					380,445
U.S. Government Agencies—3.2%
Federal Home Loan Mortgage Corp.,
Notes, 2.88%, 2/9/15			2,000,000	[c]	2,146,574
U.S. Government Agencies/
Mortgage-Backed—40.0%
4.50%, 12/1/19			409,382	[c]	436,267
4.97%, 6/1/38			211,623	[a,c]	225,125
5.00%, 11/1/19—7/1/35			580,566	[c]	622,530
5.50%, 12/1/27—5/1/37			2,007,064	[c]	2,156,810
5.63%, 2/1/37			31,578	[a,c]	33,869
5.68%, 2/1/37			36,452	[a,c]	38,699
5.88%, 1/1/37			35,618	[a,c]	37,805
6.00%, 10/1/19—9/1/34			145,314	[c]	159,047
6.50%, 8/1/12—8/1/32			542,633	[c]	610,410
7.00%, 1/1/36			95,244	[c]	107,031
Federal National Mortgage Association:
3.50%			630,000	[c,d]	652,148
4.00%			420,000	[c,d]	435,775
4.50%			4,240,000	[c,d]	4,470,983
5.00%			3,940,000	[c,d]	4,188,692

The Fund 25

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
5.50%	770,000	[c,d]	826,788
	340,000	[c,d]	369,166
2.88%, 12/1/34	88,478	[a,c]	92,256
4.00%, 4/1/19	287,718	[c]	305,630
4.50%, 6/1/29—10/1/40	814,265	[c]	857,355
5.00%, 9/1/29—10/1/33	461,904	[c]	492,827
5.50%, 7/1/17—2/1/37	1,408,336	[c]	1,526,866
5.52%, 10/1/37	55,445	[a,c]	58,916
5.59%, 4/1/37	35,610	[a,c]	38,096
5.76%, 9/1/38	159,265	[a,c]	170,527
6.00%, 11/1/16—1/1/36	1,605,717	[c]	1,772,956
6.50%, 7/1/33—8/1/38	436,648	[c]	485,513
7.00%, 4/1/32	50,566	[c]	58,023
Government National Mortgage Association I:
4.00%	380,000	[d]	395,081
4.50%	2,030,000	[d]	2,153,704
5.50%	220,000	[d]	238,700
5.00%, 11/15/35—5/15/39	2,061,492		2,219,833
5.50%, 2/15/33—4/15/38	347,661		378,798
			26,616,226
U.S. Government Securities—21.3%
U.S. Treasury Bonds:
4.75%, 2/15/37	1,400,000		1,592,063
6.25%, 5/15/30	295,000		403,920
U.S. Treasury Notes:
2.25%, 1/31/15	6,000,000		6,329,064
2.38%, 10/31/14	5,500,000		5,831,293
4.88%, 7/31/11	40,000		41,395
			14,197,735
Total Bonds and Notes
(cost $70,277,266)			73,197,506

Short-Term Investments—.3%
U.S. Treasury Bills;
0.13%, 12/23/10
(cost $189,964)	190,000 [e]		189,962

26

Other Investment—7.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,821,000)	4,821,000 [f]	4,821,000

Total Investments (cost $75,288,230)	117.5%	78,208,468
Liabilities, Less Cash and Receivables	(17.5%)	(11,619,618)
Net Assets	100.0%	66,588,850

GO—General Obligation

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2010, these securities had a market value of $167,445 or .3% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Purchased on a forward commitment basis.
e Held by a broker as collateral for open financial futures positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
U.S. Government & Agencies	64.5	Foreign/Governmental	2.1
Corporate Bonds	32.0	Municipal Bonds	.1
Asset/Mortgage-Backed	11.3
Short-Term/Money Market Investments	7.5		117.5

† Based on net assets.
See notes to financial statements.

The Fund 27

STATEMENT OF FINANCIAL FUTURES

October 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2010 ($)
Financial Futures Long
Australian 10 Year Bonds	31	3,219,027	December 2010	(29,017)
Euro-Bond	1	179,616	December 2010	(1,716)
Euro Dollar	12	2,990,250	December 2010	8,443
Euro Dollar	6	1,494,525	March 2011	7,034
Euro Dollar	6	1,494,000	June 2011	8,121
Euro Dollar	6	1,493,100	September 2011	9,434
Euro Dollar	6	1,491,975	December 2011	11,384
Euro Dollar	6	1,490,700	March 2012	13,034
Euro Dollar	6	1,489,125	June 2012	14,759
U.S. Treasury 2 Year Notes	24	5,279,625	December 2010	1,981
U.S. Treasury 5 Year Notes	5	607,891	December 2010	6,442
U.S. Treasury 10 Year Notes	71	8,965,969	December 2010	66,393
U.S. Treasury 30 Year Bonds	24	3,142,500	December 2010	(59,019)
Financial Futures Short
Australian 3 Year Bonds	11	(1,110,636)	December 2010	(254)
Canadian 10 Year Bonds	8	(993,789)	December 2010	(17,298)
Euro-Bond	13	(2,335,006)	December 2010	39,966
Euro-Schatz	1	(151,255)	December 2010	19
Long Gilt	14	(2,761,188)	December 2010	28,210
U.S. Treasury 5 year Notes	82	(9,969,406)	December 2010	(37,164)
U.S. Treasury 10 year Notes	42	(5,303,813)	December 2010	(25,729)
Gross Unrealized Appreciation				215,220
Gross Unrealized Depreciation				(170,197)

See notes to financial statements.

28

STATEMENT OF SECURITIES SOLD SHORT
October 31, 2010

	Principal
Bonds and Notes	Amount ($)	Value ($)
Federal National Mortgage Association:
3.50%	1,950,000 [a,b]	1,963,711
5.50%	140,000 [a,b]	151,703
6.00%	240,000 [a,b]	260,137
6.50%	470,000 [a,b]	518,689
Government National Mortgage Association :
5.00%	830,000 [b]	891,342
6.00%	420,000 [b]	460,950
Total Securities Sold Short
(Proceeds $4,241,126)		4,246,532

a The Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home
Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Sold on a delayed delivery basis.

See notes to financial statements.

The Fund 29

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		70,467,230	73,387,468
Affiliated issuers		4,821,000	4,821,000
Cash			233,916
Cash on initial margin—Note 4			1,128,567
Receivable from broker for proceeds on securities sold short			4,241,126
Receivable for investment securities sold			3,175,165
Dividends and interest receivable			530,767
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			381,513
Receivable for shares of Common Stock subscribed			263,576
			88,163,098
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			37,039
Payable for open mortgage-backed dollar rolls—Note 4			9,083,015
Payable for investment securities purchased			7,785,885
Securities sold short, at value (proceeds
$4,241,126)—See Statement of Securities Sold Short			4,246,532
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			277,080
Payable for shares of Common Stock redeemed			72,736
Payable for futures variation margin—Note 4			18,908
Accrued expenses			53,053
			21,574,248
Net Assets ($)			66,588,850
Composition of Net Assets ($):
Paid-in capital			61,314,267
Accumulated undistributed investment income—net			623,329
Accumulated net realized gain (loss) on investments			1,581,914
Accumulated net unrealized appreciation (depreciation) on investments, foreign currency transactions and securities sold short (including
$45,023 net unrealized appreciation on financial futures)			3,069,340
Net Assets ($)			66,588,850

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	48,236,094	10,916,040	7,436,716
Shares Outstanding	3,423,608	778,622	527,214
Net Asset Value Per Share ($)	14.09	14.02	14.11

See notes to financial statements.

30

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Interest	2,106,097
Dividends;
Affiliated issuers	11,002
Total Income	2,117,099
Expenses:
Management fee—Note 3(a)	319,851
Shareholder servicing costs—Note 3(c)	186,705
Distribution fees—Note 3(b)	75,026
Registration fees	56,665
Professional fees	37,640
Prospectus and shareholders' reports	21,157
Custodian fees—Note 3(c)	19,590
Loan commitment fees—Note 2	871
Miscellaneous	42,600
Total Expenses	760,105
Less—reduction in management fee due to undertaking—Note 3(a)	(165,184)
Less—reduction in fees due to earnings credits—Note 3(c)	(63)
Net Expenses	594,858
Investment Income—Net	1,522,241
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	1,346,679
Short sale transactions	(448,874)
Net realized gain (loss) on financial futures	872,379
Net realized gain (loss) on forward foreign
currency exchange contracts	470,751
Net Realized Gain (Loss)	2,240,935
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,493,223
Net unrealized appreciation (depreciation) on financial futures	(74,430)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	46,581
Net unrealized appreciation (depreciation) on securities sold short	(62,589)
Net Unrealized Appreciation (Depreciation)	1,402,785
Net Realized and Unrealized Gain (Loss) on Investments	3,643,720
Net Increase in Net Assets Resulting from Operations	5,165,961

See notes to financial statements.

The Fund 31

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009
Operations ($):
Investment income—net	1,522,241	905,396
Net realized gain (loss) on investments	2,240,935	900,558
Net unrealized appreciation
(depreciation) on investments	1,402,785	2,245,403
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,165,961	4,051,357
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,363,911)	(577,992)
Class C Shares	(227,909)	(81,570)
Class I Shares	(162,710)	(22,042)
Net realized gain on investments:
Class A Shares	(695,283)	—
Class C Shares	(153,314)	—
Class I Shares	(90,128)	—
Total Dividends	(2,693,255)	(681,604)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	30,872,674	35,110,709
Class C Shares	9,355,826	6,345,254
Class I Shares	9,055,449	1,280,370
Dividends reinvested:
Class A Shares	1,975,470	530,469
Class C Shares	279,604	38,540
Class I Shares	147,179	21,855
Cost of shares redeemed:
Class A Shares	(31,435,932)	(7,378,938)
Class C Shares	(6,383,709)	(2,366,851)
Class I Shares	(3,952,794)	(102,447)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	9,913,767	33,478,961
Total Increase (Decrease) in Net Assets	12,386,473	36,848,714
Net Assets ($):
Beginning of Period	54,202,377	17,353,663
End of Period	66,588,850	54,202,377
Undistributed investment income—net	623,329	502,380

32

	Year Ended October 31,
	2010	2009
Capital Share Transactions:
Class A
Shares sold	2,265,276	2,679,081
Shares issued for dividends reinvested	148,626	41,507
Shares redeemed	(2,304,265)	(563,973)
Net Increase (Decrease) in Shares Outstanding	109,637	2,156,615
Class C
Shares sold	694,307	488,329
Shares issued for dividends reinvested	21,152	3,029
Shares redeemed	(472,901)	(180,866)
Net Increase (Decrease) in Shares Outstanding	242,558	310,492
Class I
Shares sold	667,352	96,039
Shares issued for dividends reinvested	11,026	1,716
Shares redeemed	(290,861)	(7,669)
Net Increase (Decrease) in Shares Outstanding	387,517	90,086

See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	13.59	12.12	12.62	12.79	12.50
Investment Operations:
Investment income—net[b]	.35	.37	.52	.56	.32
Net realized and unrealized
gain (loss) on investments	.78	1.44	(.48)	(.11)	.16
Total from Investment Operations	1.13	1.81	.04	.45	.48
Distributions:
Dividends from investment income—net	(.41)	(.34)	(.54)	(.53)	(.19)
Dividends from net realized
gain on investments	(.22)	—	—	(.09)	—
Total Distributions	(.63)	(.34)	(.54)	(.62)	(.19)
Net asset value, end of period	14.09	13.59	12.12	12.62	12.79
Total Return (%)[c]	8.74	15.15	.21	3.57	3.86[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.14	1.40	1.90	2.01	3.32[e]
Ratio of net expenses
to average net assets	.87	.90	.90	.89	.88[e]
Ratio of net investment income
to average net assets	2.58	2.87	4.16	4.45	3.99[e]
Portfolio Turnover Rate[f]	350.15	377.79	120.92	75.04	104.30[d]
Net Assets, end of period ($ x 1,000)	48,236	45,046	14,026	10,512	10,006

a From March 15, 2006 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2010,
2009, 2008, 2007 and 2006, were 182.13%, 211.99%, 87.59%, 51.54% and 101.24%, respectively.

See notes to financial statements.

34

		Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	13.53	12.08	12.58	12.77	12.50
Investment Operations:
Investment income—net[b]	.25	.27	.41	.47	.25
Net realized and unrealized
gain (loss) on investments	.78	1.44	(.47)	(.13)	.17
Total from Investment Operations	1.03	1.71	(.06)	.34	.42
Distributions:
Dividends from investment income—net	(.32)	(.26)	(.44)	(.44)	(.15)
Dividends from net realized
gain on investments	(.22)	—	—	(.09)	—
Total Distributions	(.54)	(.26)	(.44)	(.53)	(.15)
Net asset value, end of period	14.02	13.53	12.08	12.58	12.77
Total Return (%)[c]	7.96	14.32	(.55)	2.73	3.41[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.93	2.20	2.75	2.79	4.12[e]
Ratio of net expenses
to average net assets	1.62	1.65	1.65	1.64	1.61[e]
Ratio of net investment income
to average net assets	1.81	2.11	3.40	3.71	3.28[e]
Portfolio Turnover Rate[f]	350.15	377.79	120.92	75.04	104.30[d]
Net Assets, end of period ($ x 1,000)	10,916	7,256	2,726	1,044	985

a From March 15, 2006 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2010,
2009, 2008, 2007 and 2006, were 182.13%, 211.99%, 87.59%, 51.54% and 101.24%, respectively.

See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2010	2009	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	13.61	12.13	12.62	12.80	12.50
Investment Operations:
Investment income—net[c]	.40	.40	.56	.59	.33
Net realized and unrealized
gain (loss) on investments	.77	1.44	(.48)	(.12)	.17
Total from Investment Operations	1.17	1.84	.08	.47	.50
Distributions:
Dividends from investment income—net	(.45)	(.36)	(.57)	(.56)	(.20)
Dividends from net realized
gain on investments	(.22)	—	—	(.09)	—
Total Distributions	(.67)	(.36)	(.57)	(.65)	(.20)
Net asset value, end of period	14.11	13.61	12.13	12.62	12.80
Total Return (%)	9.00	15.38	.54	3.75	4.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	1.13	1.64	1.78	3.08[e]
Ratio of net expenses
to average net assets	.62	.65	.65	.64	.63[e]
Ratio of net investment income
to average net assets	2.85	3.12	4.41	4.70	4.25[e]
Portfolio Turnover Rate[f]	350.15	377.79	120.92	75.04	104.30[d]
Net Assets, end of period ($ x 1,000)	7,437	1,901	602	599	577

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b From March 15, 2006 (commencement of operations) to October 31, 2006.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2010,
2009, 2008, 2007 and 2006, were 182.13%, 211.99%, 87.59%, 51.54% and 101.24%, respectively.

See notes to financial statements.

36

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Return Advantage Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to maximize total return through capital appreciation and income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by

38

the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	3,145,665	—	3,145,665
Commercial
Mortgage-Backed	—	4,355,048	—	4,355,048
Corporate Bonds†	—	21,246,211	—	21,246,211
Foreign Government	—	1,396,453	—	1,396,453
Municipal Bonds	—	93,594	—	93,594
Mutual Funds	4,821,000	—	—	4,821,000
U.S. Government
Agencies/
Mortgage-Backed	—	28,762,800	—	28,762,800
U.S. Treasury	—	14,387,697	—	14,387,697
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	381,513	—	381,513
Futures††	215,220	—	—	215,220

40

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(277,080)	—	(277,080)
Futures††	(170,197)	—	—	(170,197)
Securities Sold Short:
U.S. Government
Agencies/
Mortgage-Backed	—	(4,246,532)	—	(4,246,532)

†	See Statement of Investments for industry classification.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

42

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 29, 2010, the Board of Directors declared a cash dividend of $.100, $.072 and $.108 per share, from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 1, 2010 (ex-dividend date), to shareholders of record as of the close of business on October 29, 2010.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,898,917, undistributed capital gains $1,234,937 and unrealized appreciation $2,140,729.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $2,137,160 and $681,604 and long-term capital gains $556,095 and $0, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $353,238 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. Prior to August 1, 2010, the management fee was computed at the annual rate of .55%.The Manager has undertaken from August 1, 2010 through March 1, 2012, that, if the fund’s aggregate expenses, exclusive

44

of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest expense, commitment fees on borrowings, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .55% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The Manager had undertaken from November 1, 2009 through July 31, 2010, that, if the aggregate expenses of the fund (exclusive of expenses as described above) exceeded .65% of the value of the fund's average daily net assets, the fund could deduct from the payment to be made to the Manager under the Management Agreement, or the Manager would have borne such excess expense.The reduction in management fee, pursuant to the undertakings, amounted to $165,184 during the period ended October 31, 2010.

During the period ended October 31, 2010, the Distributor retained $13,533 from commissions earned on sales of the fund’s Class A shares and $6,764 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2010, Class C shares were charged $75,026 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A and Class C shares were charged $112,837 and $25,010, respectively, pursuant to the Shareholder Services Plan.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged $3,616 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $1,041 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $63.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $19,590 pursuant to the custody agreement.

During the period ended October 31, 2010, the fund was charged $6,114 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $24,967, Rule 12b-1 distribution plan fees $6,867, shareholder services plan fees $12,374, custodian fees $2,985, chief compliance officer fees $2,248 and transfer agency per account fees $1,649, which are offset against an expense reimbursement currently in effect in the amount of $14,051.

46

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures and forward contracts during the period ended October 31, 2010, of which $109,875,734 in purchases and $110,159,564 in sales were from mortgage dollar roll transactions:

	Purchases ($)	Sales ($)
Long transactions	246,867,816	229,575,448
Short sale transactions	159,820,267	161,119,549
Total	406,688,083	390,694,997

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities sold short at October 31, 2010 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	215,220	Interest rate risk[1]	(170,197)
Foreign exchange risk[2]	381,513	Foreign exchange risk[3]	(277,080)
Gross fair value of
derivatives contracts	596,733		(447,277)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation/(depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
		Forward
Underlying risk	Futures[4]	Contracts[5]	Total
Interest rate	872,379	—	872,379
Foreign exchange	—	470,751	470,751
Total	872,379	470,751	1,343,130

48

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
		Forward
Underlying risk	Futures[6]	Contracts[7]	Total
Interest rate	(74,430)	—	(74,430)
Foreign exchange	—	46,581	46,581
Total	(74,430)	46,581	(27,849)

Statement of Operations location:
4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on financial futures.
7	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2010:

Value ($)
Interest rate futures contracts	43,612,392
Forward contracts	11,970,729

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk and foreign currency risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2010 are set forth in the Statement of Financial Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 12/15/2010	158,445	142,545	154,300	11,755
Australian Dollar,
Expiring 12/15/2010	115,067	104,542	112,057	7,515
Australian Dollar,
Expiring 12/15/2010	267,150	246,630	260,161	13,531
Australian Dollar,
Expiring 12/15/2010	113,025	104,644	110,068	5,424

50

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Australian Dollar,
Expiring 12/15/2010	186,931	177,597	182,040	4,443
Australian Dollar,
Expiring 12/15/2010	131,129	124,457	127,698	3,241
Australian Dollar,
Expiring 12/15/2010	68,000	67,158	66,221	(937)
Canadian Dollar,
Expiring 12/15/2010	277,253	268,963	271,530	2,567
Canadian Dollar,
Expiring 12/15/2010	68,505	66,637	67,091	454
Canadian Dollar,
Expiring 12/15/2010	70,655	68,702	69,197	495
Canadian Dollar,
Expiring 12/15/2010	110,200	108,623	107,925	(698)
Euro,
Expiring 12/15/2010	181,002	232,318	251,769	19,451
Euro,
Expiring 12/15/2010	322,798	423,779	449,003	25,224
Euro,
Expiring 12/15/2010	328,900	448,498	457,491	8,993
Euro,
Expiring 12/15/2010	117,800	160,602	163,857	3,255
Euro,
Expiring 12/15/2010	294,500	401,618	409,641	8,023
Euro,
Expiring 12/15/2010	485,600	667,242	675,457	8,215
Euro,
Expiring 12/15/2010	121,400	166,810	168,864	2,054
Euro,
Expiring 12/15/2010	40,650	56,201	56,543	342
Euro,
Expiring 12/15/2010	50,000	69,770	69,549	(221)
Euro,
Expiring 12/15/2010	280,488	391,555	390,151	(1,404)
Japanese Yen,
Expiring 12/15/2010	145,299,396	1,733,707 1,806,453		72,746
New Zealand Dollar,
Expiring 12/15/2010	248,375	177,268	188,600	11,332
New Zealand Dollar,
Expiring 12/15/2010	378,736	271,709	287,587	15,878
Swedish Krona,
Expiring 12/15/2010	4,703,518	642,259	703,086	60,827

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Swedish Krona,
Expiring 12/15/2010	4,775,231	651,722	713,806	62,084
Swiss Franc,
Expiring 12/15/2010	1,126,156	1,116,593	1,144,860	28,267
Swiss Franc,
Expiring 12/15/2010	28,885	29,389	29,364	(25)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 12/15/2010	26,858	26,142	26,155	(13)
Australian Dollar,
Expiring 12/15/2010	49,700	48,580	48,400	180
Australian Dollar,
Expiring 12/15/2010	104,400	101,028	101,668	(640)
Australian Dollar,
Expiring 12/15/2010	34,800	33,574	33,890	(316)
Australian Dollar,
Expiring 12/15/2010	69,600	67,300	67,779	(479)
British Pound,
Expiring 12/15/2010	195,677	299,676	313,426	(13,750)
British Pound,
Expiring 12/15/2010	304,200	468,285	487,253	(18,968)
British Pound,
Expiring 12/15/2010	82,745	127,619	132,537	(4,918)
British Pound,
Expiring 12/15/2010	157,000	245,136	251,475	(6,339)
British Pound,
Expiring 12/15/2010	71,400	112,703	114,365	(1,662)
British Pound,
Expiring 12/15/2010	54,000	84,780	86,495	(1,715)
British Pound,
Expiring 12/15/2010	247,950	392,625	397,154	(4,529)
British Pound,
Expiring 12/15/2010	11,675	18,482	18,700	(218)
British Pound,
Expiring 12/15/2010	85,000	135,807	136,149	(342)
Canadian Dollar,
Expiring 12/15/2010	97,151	95,124	95,146	(22)
Canadian Dollar,
Expiring 12/15/2010	45,900	44,496	44,953	(457)
Canadian Dollar,
Expiring 12/15/2010	61,200	59,375	59,937	(562)
Euro,
Expiring 12/15/2010	1,289,012	1,641,460	1,792,981	(151,521)

52

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Euro,
Expiring 12/15/2010	165,432	222,900	230,111	(7,211)
Japanese Yen,
Expiring 12/15/2010	19,263,400	229,558	239,494	(9,936)
Japanese Yen,
Expiring 12/15/2010	2,222,700	26,541	27,634	(1,093)
Japanese Yen,
Expiring 12/15/2010	2,360,973	27,649	29,353	(1,704)
Japanese Yen,
Expiring 12/15/2010	9,591,026	112,544	119,241	(6,697)
Japanese Yen,
Expiring 12/15/2010	3,360,565	39,877	41,781	(1,904)
Japanese Yen,
Expiring 12/15/2010	1,143,285	13,557	14,214	(657)
Japanese Yen,
Expiring 12/15/2010	8,855,678	105,019	110,099	(5,080)
Japanese Yen,
Expiring 12/15/2010	22,327,000	273,089	277,583	(4,494)
Japanese Yen,
Expiring 12/15/2010	5,693,200	69,956	70,781	(825)
Japanese Yen,
Expiring 12/15/2010	2,846,600	34,851	35,391	(540)
Japanese Yen,
Expiring 12/15/2010	8,539,800	104,591	106,172	(1,581)
Japanese Yen,
Expiring 12/15/2010	5,693,200	69,675	70,781	(1,106)
New Zealand Dollar,
Expiring 12/15/2010	77,550	56,508	58,886	(2,378)
New Zealand Dollar,
Expiring 12/15/2010	91,097	66,466	69,173	(2,707)
Norwegian Krone,
Expiring 12/15/2010	72,225	11,753	12,301	(548)
Norwegian Krone,
Expiring 12/15/2010	625,950	101,719	106,614	(4,895)
Norwegian Krone,
Expiring 12/15/2010	649,697	106,916	110,659	(3,743)
Norwegian Krone,
Expiring 12/15/2010	478,251	80,812	81,458	(646)
Norwegian Krone,
Expiring 12/15/2010	61,743	10,439	10,516	(77)
Norwegian Krone,
Expiring 12/15/2010	181,487	30,670	30,912	(242)

The Fund 53

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Norwegian Krone,
Expiring 12/15/2010	465,115	78,702	79,220	(518)
Norwegian Krone,
Expiring 12/15/2010	429,800	73,018	73,205	(187)
Norwegian Krone,
Expiring 12/15/2010	798,200	136,192	135,952	240
Swedish Krona,
Expiring 12/15/2010	1,830,479	273,038	273,622	(584)
Swedish Krona,
Expiring 12/15/2010	1,586,400	235,805	237,136	(1,331)
Swiss Franc,
Expiring 12/15/2010	51,825	51,708	52,686	(978)
Swiss Franc,
Expiring 12/15/2010	107,941	107,593	109,734	(2,141)
Swiss Franc,
Expiring 12/15/2010	176,000	175,459	178,923	(3,464)
Swiss Franc,
Expiring 12/15/2010	52,150	53,439	53,016	423
Swiss Franc,
Expiring 12/15/2010	114,000	116,292	115,893	399
Swiss Franc,
Expiring 12/15/2010	63,650	66,319	64,707	1,612
Swiss Franc,
Expiring 12/15/2010	64,206	67,107	65,272	1,835
Swiss Franc,
Expiring 12/15/2010	93,290	95,298	94,839	459
Swiss Franc,
Expiring 12/15/2010	234,400	238,542	238,293	249
Swiss Franc,
Expiring 12/15/2010	29,300	29,710	29,787	(77)
Gross Unrealized
Appreciation				381,513
Gross Unrealized
Depreciation				(277,080)

At October 31, 2010, the cost of investments for federal income tax purposes was $75,474,339; accordingly, accumulated net unrealized appreciation on investments was $2,734,129, consisting of $2,958,901 gross unrealized appreciation and $224,772 gross unrealized depreciation.

54

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Total Return Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and securities sold short, of Dreyfus Total Return Advantage Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusTotal Return Advantage Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

The Fund 55

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 98.62% of ordinary income dividends paid during the fiscal year ended October 31, 2010 as qualifying interest related dividends. Also, the fund hereby designates $.0911 per share as a short-term capital gain distribution paid and also designates $.1324 per share as a long-term capital gain distribution paid on December 28, 2009.

56

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on June 29, 2010, the Board unanimously approved an amendment, effective August 1, 2010, of the fund’s Management Agreement (“Agreement”) with Dreyfus. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel. In approving the amendment of the Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below. Since the Board had renewed the Agreement at a meeting held on March 2, 2010 (the “March Meeting”) for a one-year term ending March 30, 2011, and, other than as discussed below, there had been no material changes in the information presented, the Board addressed many of the relevant considerations by reference to its considerations and determinations at the March Meeting.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The nature, extent and quality of services provided to the fund by Dreyfus had been considered at the March Meeting, and Dreyfus confirmed that there had been no material changes in this information. Dreyfus representatives stated, and the Board considered, Dreyfus would continue to provide the day-to-day management of the fund’s investments in accordance with the fund’s investment objective, policies and limitations as set forth in the fund’s prospectus and statement of additional information; the proposed amendment to the Agreement would not have any adverse impact on the scope or quality of the services provided to the fund by Dreyfus; and the proposed amendment also would not result in any change to the investment management of the fund.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio.The Board considered the fund’s performance, management fee and expense ratio at the March Meeting.The Board did not consider the period of time since the March Meeting to be an adequate period of time for reconsideration of performance in connection with approving the amendment to the Agreement. The Board also considered that the amendment would lower the management fees paid by

The Fund 57

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the fund and that the proposed expense limitation would lower the fund’s expense ratio at least through March 1, 2011. As a result, the Board did not reconsider comparative fee and expense information, including fees paid to Dreyfus by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund, which had been considered at the March Meeting.

Analysis of Profitability and Economies of Scale.The Board had considered profitability, economies of scale and potential benefits to Dreyfus from acting as investment adviser at the March Meeting.As a result, the Board did not reconsider economies of scale and potential benefits, which would not change under the amendment from those considered at the March Meeting in a manner that would require reconsideration.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to amendment of the fund’s Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus continued to be adequate and appropriate.

  The Board concluded that the fee payable by the fund to Dreyfus continued to be reasonable.

The Board members considered these conclusions and determinations and, in light of the conclusions and determinations at the March Meeting and without any one factor being dispositive, the Board determined that amendment of the fund’s Agreement was in the best interests of the fund and its shareholders.

58

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 59

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

60

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 61

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

62

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 63

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Global Alpha Fund

ANNUAL REPORT October 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
52	Statement of Financial Futures
53	Statement of Assets and Liabilities
54	Statement of Operations
55	Statement of Changes in Net Assets
57	Financial Highlights
60	Notes to Financial Statements
86	Report of Independent Registered Public Accounting Firm
87	Board Members Information
89	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Global Alpha Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Global Alpha Fund, covering the 12-month period from November 1, 2009, through October 31, 2010.

Although a double-dip recession has recently become an increasingly unlikely scenario in our view, persistent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries led to bouts of heightened volatility for U.S. stocks during most of 2010.The spending power of the U.S. consumer, long an important catalyst for economic growth, has been diminished by concerns over job security and an inability to generate cash from home equity.The second major driver of sustainable growth, corporate investment, has been stunted to a similar extent by tight credit conditions. However, the recent announcement of additional quantitative easing (QE2) measures by the Federal Reserve Board, as well as improved fundamentals across many developing nations, have helped support moderate global economic growth.

Uncertainty will probably remain in the broader financial markets until we see more evidence of robust economic growth, but we remain optimistic regarding the prospects for equities. Many stocks of quality companies with healthy balance sheets, higher credit ratings and strong cash flows appear to be currently priced at a discount.With that, we strongly suggest that you meet with your financial advisor to discuss the potential opportunities which may exist in the global markets, as well as to evaluate your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2009, through October 31, 2010, as provided by Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2010, Global Alpha Fund’s Class A shares produced a total return of 14.13%, Class C shares returned 13.22% and Class I shares returned 14.51%.1 In comparison, the fund’s benchmark, a hybrid index comprised of 60% Morgan Stanley Capital International World Index (half-hedged) and 40% Citigroup World Government Bond Index 1+ World Index (half-hedged), produced a total return of 10.11% for the same period.2 Separately, the Morgan Stanley Capital International World Index (half-hedged) produced a total return of 12.35%, and the Citigroup World Government Bond Index 1+ World Index (half-hedged) produced a 5.82% total return for the same period.

Relative mispricing across global markets converged during the reporting period as a result of improved market liquidity and a recovering global economy.The fund produced higher returns than its benchmark, as it successfully adopted various equity, bond and currency positions that were designed to take fuller advantage of the economic recovery and changes in relative valuations across geographic regions.

The Fund’s Investment Approach

The fund seeks total return through investments in securities and instruments that provide investment exposure to global stock, bond and currency markets and fixed-income securities. For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among the long-term government bond markets. The most relevant long-term bond yield within each country serves as the expected return for each bond market. Our quantitative investment approach is designed to identify and exploit relative misvaluations across and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

within major developed capital markets such as the United States, Canada, Japan,Australia and many Western European countries.

Economic Concerns Sparked Market Volatility

Although the reporting period began in the midst of an economic recovery that propelled many financial markets higher through the first quarter of 2010, investor confidence was shaken in the spring by a sovereign debt crisis in Europe. Greece found itself unable to refinance a heavy debt load, leading to devaluation of the euro against most other major currencies. Meanwhile, in the United States, mixed housing and employment data and a catastrophic oil spill in the Gulf of Mexico added to global economic uncertainty. As investor sentiment deteriorated during the spring and summer, global financial markets generally declined sharply.

However, investors’ fears at the time may have been overblown. Earnings for multinational companies generally continued to improve, and the U.S. and global economies remained on mildly upward trajectories through the fall. In addition, anticipation of a second round of quantitative easing of U.S. monetary policy helped support certain stocks, bonds and currencies in September and October.

Stock, Bond and Currency Strategies Supported Fund Results

The fund proved to be well positioned in advance of the European sovereign debt crisis, enabling it to participate fully in the devaluation of the euro and rally in U.S. bonds as global investors sought traditional safe havens. Later in the reporting period, when the Federal Reserve Board announced the second round of quantitative easing in the United States, the fund further benefited from a short position in the U.S. dollar, which shed some of its value relative to other currencies, such as the Australian dollar, Canadian dollar and Norwegian krona. However, the fund received its strongest contributions to performance during the reporting period from global equity markets, where a bearish position in Japanese equities and a bullish position in the United Kingdom produced above-average results with below-average levels of volatility.

Although the fund encountered relatively few disappointments during the reporting period, its relative performance was undermined to a mild degree by short positions in the British pound and European equities. More specifically, the fund suffered from its long exposure to the stock markets of France, Spain and the Netherlands.

Seeking Opportunities in Currency and Equity Markets

Despite the financial markets’ recent positive responses to signs of potential improvement in the global economy, we expect uncertainty to persist into 2011 as investors “wait and see” regarding the efficacy of current monetary stimulus efforts in the face of persistent headwinds. Therefore, the fund has adopted a generally market-neutral investment posture, without taking directional bets regarding the overall performance of global stock and bond markets.We see more opportunity for returns in the currency markets, where we anticipate further devaluation of the U.S. dollar. We also have identified valuation disparities across regional equity markets, as stock prices in the United Kingdom appear more attractive to us than they do in North American markets. In our judgment, these strategies position the fund to participate in global financial markets while effectively managing the risks of heightened market volatility as economic conditions change.

November 15, 2010

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.
Equity securities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCES: FactSet – Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia,
New Zealand and the Far East.The Citigroup World Government Bond Index is a market-
capitalization weighted index which includes select designated government bond markets of developed countries. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Global Alpha Fund Class A shares, Class C shares and Class I shares with the Morgan Stanley Capital International World Index (half-hedged), the Citigroup World Government Bond Index 1 + World Index (half-hedged) and the Hybrid Index

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Global Alpha Fund on May 2, 2006 (inception date) to a $10,000 investment made on that date in each of the following: the Morgan Stanley Capital International World Index (the “MSCI Index”) (half-hedged); the Citigroup World Government Bond Index 1 + World Index (the “CWGB Index”) (half-hedged); and an unmanaged hybrid index composed of 60% MSCI Index and 40% CWGB Index (the “Hybrid Index”) (half-hedged). Returns assume all dividends and capital gain distributions are reinvested.

The fund invests primarily in instruments that provide exposure to global equity, bond and currency markets.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The MSCI Index (half-hedged) is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East and includes net dividends reinvested.The CWGB Index (half-hedged) is an unmanaged index that tracks the performance of 22 government bond markets. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/10

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	5/2/06	7.56%	–1.32%
without sales charge	5/2/06	14.13%	–0.02%
Class C shares
with applicable redemption charge †	5/2/06	12.22%	–0.77%
without redemption	5/2/06	13.22%	–0.77%
Class I shares	5/2/06	14.51%	0.31%
Morgan Stanley Capital International
World Index (half-hedged)††	4/30/06	12.35%	–0.96%
Citigroup World Government Bond
Index 1 + World Index (half-hedged)††	4/30/06	5.82%	7.00%
Hybrid Index††	4/30/06	10.11%	2.61%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 4/30/06 is used as the beginning value on 5/2/06.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Alpha Fund from May 1, 2010 to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 10.63	$ 14.57	$ 8.59
Ending value (after expenses)	$1,076.60	$1,071.60	$1,078.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 10.31	$ 14.14	$ 8.34
Ending value (after expenses)	$1,014.97	$1,011.14	$1,016.94

† Expenses are equal to the fund’s annualized expense ratio of 2.03% for Class A, 2.79% for Class C and 1.64%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2010

Common Stocks—58.0%	Shares		Value ($)
Australia—2.3%
AGL Energy	776		12,239
Alumina	4,253		8,463
Amcor	1,623		10,691
AMP	3,297		17,257
Asciano Group	5,000 [a]		7,670
ASX	302		10,982
Australia & New Zealand Banking Group	4,137		100,607
AXA Asia Pacific Holdings	1,952		10,409
Bendigo and Adelaide Bank	679		6,023
BHP Billiton	5,485		225,379
BlueScope Steel	3,664		7,165
Boral	1,114		4,794
Brambles	2,254		14,074
CFS Retail Property Trust	2,267		4,133
Coca-Cola Amatil	754		8,994
Cochlear	74		5,151
Commonwealth Bank of Australia	2,534		121,459
Computershare	633		6,279
Crown	793		6,475
CSL	922		29,670
Dexus Property Group	10,980		8,933
Fairfax Media	3,972		5,645
Fortescue Metals Group	1,686	[a]	10,329
Foster’s Group	3,711		21,243
Goodman Group	11,621		7,176
GPT Group	2,824		7,723
Incitec Pivot	2,270		8,277
Insurance Australia Group	3,514		13,089
Intoll Group	6,011		8,867
James Hardie Industries-CDI	813	[a]	4,295
Leighton Holdings	197		7,087
Lend Lease Group	956		6,756
Macquarie Group	570		20,225
Metcash	1,382		5,920
Mirvac Group	4,593		5,830

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Australia (continued)
National Australia Bank	3,461	86,372
Newcrest Mining	1,226	48,021
OneSteel	2,718	7,193
Orica	588	14,513
Origin Energy	1,439	22,483
OZ Minerals	7,338	11,257
Paladin Energy	1,333 [a]	5,357
Qantas Airways	1,470 [a]	4,092
QBE Insurance Group	1,687	28,409
Rio Tinto	717	58,115
Santos	1,336	16,526
Sims Metal Management	204	3,285
Sonic Healthcare	650	6,938
Stockland	4,005	14,800
Suncorp-Metway	2,037	18,369
TABCORP Holdings	1,233	8,919
Tatts Group	1,524	3,735
Telstra	7,187	18,809
Toll Holdings	1,206	7,329
Transurban Group	1,655	8,500
Wesfarmers	1,658	53,858
Wesfarmers-PPS	190	6,218
Westfield Group	3,596	43,637
Westpac Banking	4,861	108,160
Woodside Petroleum	897	38,247
Woolworths	2,048	56,911
WorleyParsons	374	8,413
		1,467,775
Austria—.1%
Erste Group Bank	335	15,100
IMMOFINANZ	1,396 [a]	5,491
OMV	234	8,731
Raiffeisen Bank International	116	6,530
Telekom Austria	603	9,219
Verbund	172	6,865

Common Stocks (continued)	Shares		Value ($)
Austria (continued)
Vienna Insurance Group	90		4,834
Voestalpine	207		8,195
			64,965
Belgium—.3%
Ageas	3,624		11,127
Anheuser-Busch InBev	1,200		75,113
Anheuser-Busch InBev (STRIP)	1,224	[a]	5
Belgacom	249		9,756
Cia Nationale e Portefeuille	78		4,153
Colruyt	135		7,595
Delhaize Group	180		12,557
Dexia	957	[a]	4,255
Groupe Bruxelles Lambert	132		11,674
Groupe Bruxelles Lambert (STRIP)	31	[a]	0
KBC Groep	268	[a]	11,642
Mobistar	79		5,222
Solvay	91		9,624
UCB	179		6,934
Umicore	206		9,683
			179,340
China—.0%
Sands China	3,600		7,848
Denmark—.3%
AP Moller—Maersk, Cl. A	1		8,394
AP Moller—Maersk, Cl. B	2		17,335
Carlsberg, Cl. B	180		19,662
Coloplast, Cl. B	47		5,813
Danske Bank	813	[a]	21,595
DSV	488		9,988
Novo Nordisk, Cl. B	714		75,063
Novozymes, Cl. B	81		10,780
Tryg	63		3,171
Vestas Wind Systems	325	[a]	10,359
William Demant Holding	49	[a]	3,669
			185,829

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Finland—.3%
Elisa	324	6,922
Fortum	749	21,206
Kesko, Cl. B	161	7,971
Kone, Cl. B	244	13,057
Metso	231	10,939
Neste Oil	180	2,982
Nokia	6,157	66,407
Nokian Renkaat	166	5,745
Orion, Cl. B	239	5,072
Outokumpu	185	3,320
Pohjola Bank	426	5,385
Rautaruukki	107	2,122
Sampo, Cl. A	754	21,096
Sanoma	219	4,928
Stora Enso, Cl. R	1,052	10,440
UPM-Kymmene	808	13,420
Wartsila	152	10,648
		211,660
France—2.7%
Accor	237	9,706
Aeroports de Paris	60	5,090
Air France	288 [a]	5,250
Air Liquide	434	56,063
Alcatel-Lucent	3,600 [a]	12,619
Alstom	320	16,127
Atos Origin	112 [a]	5,172
AXA	2,777	50,485
BioMerieux	15	1,441
BNP Paribas	1,556	113,648
Bouygues	373	16,416
Bureau Veritas	111	8,192
Cap Gemini	262	13,348
Carrefour	986	53,145
Casino Guichard Perrachon	98	9,194
Christian Dior	98	14,159
Cie de St-Gobain	620	28,920

Common Stocks (continued)	Shares	Value ($)
France (continued)
Cie Generale d’Optique Essilor International	319	21,273
Cie Generale de Geophysique-Veritas	212 [a]	4,936
Cie Generale des Etablissements Michelin, Cl. B	313	24,862
CNP Assurances	276	5,501
Credit Agricole	1,494	24,451
Danone	912	57,643
Dassault Systemes	114	8,732
Edenred	237 [a]	4,958
EDF	380	17,390
Eiffage	95	4,687
Eramet	10	3,462
Eurazeo	71	5,388
Eutelsat Communications	173	6,489
France Telecom	3,036	72,853
GDF Suez	2,037	81,199
Gecina	42	5,090
Groupe Eurotunnel	786	7,801
Hermes International	81	17,163
ICADE	48	5,270
Iliad	42	4,723
Imerys	52	3,099
Ipsen	26	914
JC Decaux	159 [a]	4,651
Klepierre	157	6,099
L’Oreal	390	45,728
Lafarge	317	18,091
Lagardere	214	9,115
Legrand	161	6,207
LVMH Moet Hennessy Louis Vuitton	399	62,444
Metropole Television	98	2,390
Natixis	1,498 [a]	9,176
Neopost	74	6,139
PagesJaunes Groupe	318	3,492
Pernod-Ricard	329	29,133
Peugeot	316 [a]	12,561
PPR	127	20,794

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
France (continued)
Publicis Groupe	208	10,347
Renault	306 [a]	16,980
Safran	286	9,055
Sanofi-Aventis	1,732	120,798
Schneider Electric	390	55,290
SCOR	300	7,368
Societe BIC	49	4,342
Societe Generale	1,027	61,415
Societe Television Francaise 1	223	3,634
Sodexo	168	10,919
Suez Environnement	394	7,691
Technip	170	14,269
Thales	168	6,840
Total	3,480	188,854
Unibail-Rodamco	147 [a]	30,586
Vallourec	190	19,692
Veolia Environnement	578	16,955
Vinci	718	38,301
Vivendi	2,005	57,114
		1,723,329
Germany—2.1%
Adidas	356	23,191
Allianz	750	93,859
BASF	1,516	110,158
Bayer	1,367	101,877
Bayerische Motoren Werke	553	39,591
Beiersdorf	161	10,475
Celesio	112	2,667
Commerzbank	1,297 [a]	11,672
Continental	69 [a]	5,986
Daimler	1,497 [a]	98,686
Deutsche Bank	1,461	84,109
Deutsche Boerse	321	22,558
Deutsche Lufthansa	309 [a]	6,603
Deutsche Post	1,407	26,205
Deutsche Postbank	101 [a]	3,512

Common Stocks (continued)	Shares		Value ($)
Germany (continued)
Deutsche Telekom	4,687		67,815
E.ON	2,952		92,317
Fresenius Medical Care & Co.	350		22,265
GEA Group	268		6,999
Hannover Rueckversicherung	81		4,092
HeidelbergCement	234		12,224
Henkel & Co.	177		8,779
Hochtief	76		6,576
Infineon Technologies	1,786	[a]	14,040
K+S	274		19,045
Linde	249		35,802
MAN	177		19,435
Merck	106		8,818
Metro	187		13,089
Muenchener Rueckversicherungs	325		50,750
RWE	692		49,533
Salzgitter	53		3,800
SAP	1,419		73,901
Siemens	1,359		155,038
Suedzucker	90		2,127
ThyssenKrupp	561		20,616
Volkswagen	50		6,558
Wacker Chemie	21		4,327
			1,339,095
Greece—.1%
Alpha Bank	911	[a]	6,027
Bank of Cyprus Public	1,162		5,410
Coca-Cola Hellenic Bottling	333		8,609
EFG Eurobank Ergasias	769	[a]	4,756
Hellenic Telecommunications Organization	542		4,332
National Bank of Greece	1,091	[a]	11,934
OPAP	436		8,211
Piraeus Bank	700	[a]	3,639
Public Power	232		3,886
			56,804

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Hong Kong—.7%
Bank of East Asia	2,540	10,845
BOC Hong Kong Holdings	7,000	21,942
Cathay Pacific Airways	2,000	5,379
Cheung Kong Holdings	2,000	30,443
Cheung Kong Infrastructure Holdings	1,000	4,179
CLP Holdings	3,000	24,380
Esprit Holdings	2,162	11,643
Hang Lung Group	1,000	6,637
Hang Lung Properties	4,000	19,581
Hang Seng Bank	1,300	19,016
Henderson Land Development	2,000	14,202
Hong Kong & China Gas	7,700	18,554
Hong Kong Exchanges & Clearing	1,700	37,411
HongKong Electric Holdings	2,500	15,882
Hopewell Holdings	1,000	3,147
Hutchison Whampoa	4,000	39,421
Kerry Properties	1,500	8,320
Li & Fung	4,000	21,129
Link REIT	4,500	13,873
MTR	2,000	7,611
New World Development	4,000	7,894
Shangri-La Asia	2,000	4,499
Sino Land	4,000	8,348
Sun Hung Kai Properties	2,000	34,261
Swire Pacific, Cl. A	1,500	21,284
Wharf Holdings	2,000	13,132
Wheelock & Co.	2,000	7,004
Wynn Macau	2,000	4,422
Yue Yuen Industrial Holdings	1,000	3,586
		438,025
Ireland—.1%
Anglo Irish Bank	3,069 [a,b]	4
CRH	1,125	19,240
Elan	1,004 [a]	5,652
Governor & Co. of the Bank of Ireland	4,768 [a]	3,532
Kerry Group, Cl. A	260	9,522
		37,950

Common Stocks (continued)	Shares	Value ($)
Israel—.2%
Bank Hapoalim	1,335 [a]	6,055
Bank Leumi Le-Israel	1,666 [a]	7,671
Bezeq Israeli Telecommunication	2,373	6,292
Israel Chemicals	635	9,711
Teva Pharmaceutical Industries	1,510	78,626
		108,355
Italy—.8%
A2A	1,653	2,690
Assicurazioni Generali	1,925	42,140
Atlantia	443	10,110
Banca Carige	966	2,336
Banca Monte dei Paschi di Siena	3,821 [a]	5,369
Banca Popolare di Milano Scarl	969	4,522
Banco Popolare	1,288	6,915
Enel	10,792	61,536
ENI	4,283	96,378
Fiat	1,272	21,498
Finmeccanica	723	10,079
Intesa Sanpaolo	12,569	44,154
Intesa Sanpaolo-RSP	2,248	6,152
Luxottica Group	184	5,429
Mediaset	1,052	7,749
Mediobanca	844 [a]	8,734
Parmalat	3,170	8,706
Prysmian	249	4,821
Saipem	447	19,838
Snam Rete Gas	2,540	13,742
Telecom Italia	16,204	24,819
Telecom Italia-RSP	9,545	11,675
Terna Rete Elettrica Nazionale	2,144	9,878
UniCredit	25,285	65,824
Unione di Banche Italiane	912	9,615
		504,709
Japan—5.6%
77 Bank	1,000	4,718
Acom	9	103
Advantest	300	5,702

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Aeon	1,100		12,946
Aisin Seiki	300		9,412
Ajinomoto	1,000		9,534
All Nippon Airways	2,000	[a]	7,573
Amada	1,000		6,580
Asahi Breweries	700		14,122
Asahi Glass	2,000		19,193
Asahi Kasei	2,000		11,744
Astellas Pharma	700		26,019
Bank of Kyoto	1,000		8,939
Bank of Yokohama	2,000		9,832
Benesse Holdings	100		4,798
Bridgestone	1,000		17,914
Brother Industries	400		5,105
Canon	1,800		83,128
Casio Computer	600		4,216
Central Japan Railway	2		15,121
Chiba Bank	1,000		6,170
Chubu Electric Power	1,100		27,804
Chugai Pharmaceutical	400		6,997
Chugoku Electric Power	500		10,081
Chuo Mitsui Trust Holdings	2,000		7,225
Citizen Holdings	400		2,299
Cosmo Oil	1,000		2,694
Credit Saison	400		5,691
Dai Nippon Printing	1,000		12,613
Dai-ichi Life Insurance	13		15,752
Daicel Chemical Industries	1,000		6,952
Daido Steel	1,000		5,090
Daiichi Sankyo	1,200		25,400
Daikin Industries	400		13,909
Daito Trust Construction	100		6,034
Daiwa House Industry	1,000		10,788
Daiwa Securities Group	3,000		12,216
Denki Kagaku Kogyo	1,000		4,395
Denso	800		24,879

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Dentsu	300		7,069
Dowa Holdings	1,000		6,071
East Japan Railway	600		37,058
Eisai	400		13,746
Electric Power Development	200		5,922
Elpida Memory	300	[a]	3,073
FamilyMart	200		7,091
Fanuc	300		43,389
Fast Retailing	100		13,073
Fuji Electric Holdings	2,000		4,767
Fuji Heavy Industries	1,000		6,915
FUJIFILM Holdings	800		26,667
Fujitsu	3,000		20,484
Fukuoka Financial Group	1,000		3,886
Furukawa Electric	1,000		3,724
GS Yuasa	1,000		6,667
Gunma Bank	1,000		5,016
Hachijuni Bank	1,000		5,140
Hamamatsu Photonics	100		3,230
Hankyu Hashin Holdings	2,000		9,584
Hirose Electric	100		10,056
Hiroshima Bank	1,000		4,084
Hisamitsu Pharmaceutical	100		4,097
Hitachi	7,000		31,633
Hitachi Construction Machinery	200		4,248
Hokkaido Electric Power	300		6,305
Hokuhoku Financial Group	3,000		5,549
Hokuriku Electric Power	300		7,274
Honda Motor	2,700		98,447
Hoya	700		16,355
Ibiden	200		4,921
IHI	4,000		7,598
INPEX	3		15,587
Isetan Mitsukoshi Holdings	680		7,496
Isuzu Motors	2,000		7,697
ITOCHU	2,400		21,035

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
J Front Retailing	1,200	6,153
Jafco	100	2,088
Japan Real Estate Investment	1	9,621
Japan Retail Fund Investment	4	6,242
Japan Steel Works	1,000	9,522
Japan Tobacco	7	21,752
JFE Holdings	800	24,948
Joyo Bank	1,000	4,345
JS Group	400	7,866
JSR	300	5,188
JTEKT	300	3,009
Jupiter Telecommunications	3	3,244
JX Holdings	3,640	21,375
Kajima	2,000	4,693
Kaneka	1,000	6,183
Kansai Electric Power	1,200	30,361
Kao	900	22,827
Kawasaki Heavy Industries	2,000	5,512
Kawasaki Kisen Kaisha	2,000	7,796
KDDI	5	26,909
Keikyu Corp	1,000	9,448
Keio	1,000	6,989
Keyence	110	27,244
Kintetsu	3,000	9,497
Kirin Holdings	1,000	13,706
Kobe Steel	4,000	8,790
Komatsu	1,500	36,723
Konami	300	5,281
Konica Minolta Holdings	1,000	9,683
Kubota	2,000	17,778
Kuraray	500	7,157
Kurita Water Industries	200	5,194
Kyocera	300	29,907
Kyowa Hakko Kirin	371	3,629
Kyushu Electric Power	600	14,205
Lawson	100	4,544

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Makita	200	7,027
Marubeni	3,000	18,845
Marui Group	600	4,715
Mazda Motor	3,000	7,635
Medipal Holdings	500	5,835
MEIJI Holdings	117	5,396
Minebea	1,000	5,487
Mitsubishi	2,100	50,447
Mitsubishi Chemical Holdings	2,000	10,304
Mitsubishi Electric	3,000	28,119
Mitsubishi Estate	2,000	35,009
Mitsubishi Gas Chemical	1,000	6,183
Mitsubishi Heavy Industries	5,000	18,187
Mitsubishi Materials	2,000 [a]	6,257
Mitsubishi Motors	6,000 [a]	7,151
Mitsubishi UFJ Financial Group	20,660	96,183
Mitsui & Co.	2,800	43,973
Mitsui Chemicals	2,000	5,860
Mitsui Engineering & Shipbuilding	2,000	4,519
Mitsui Fudosan	1,000	18,883
Mitsui Mining & Smelting	2,000	6,083
Mitsui OSK Lines	2,000	12,812
Mizuho Financial Group	31,600	45,899
MS&AD Insurance Group Holdings	890	21,358
Murata Manufacturing	300	16,853
Namco Bandai Holdings	500	4,606
NEC	4,000	11,124
Nidec	200	19,764
Nikon	500	9,435
Nintendo	200	51,769
Nippon Building Fund	1	9,783
Nippon Electric Glass	1,000	12,874
Nippon Express	2,000	7,945
Nippon Paper Group	200	5,080
Nippon Sheet Glass	1,000	2,197
Nippon Steel	8,000	25,127

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Nippon Telegraph & Telephone	900	40,838
Nippon Yusen	3,000	12,626
Nishi-Nippon City Bank	2,000	5,462
Nissan Motor	4,100	36,139
Nisshin Seifun Group	500	6,183
Nisshin Steel	2,000	3,600
Nissin Foods Holdings	100	3,620
Nitori Holdings	50	4,395
Nitto Denko	300	11,210
NKSJ Holdings	1,900 [a]	13,044
Nomura Holdings	6,000	31,136
Nomura Real Estate Office Fund	1	6,139
Nomura Research Institute	200	3,767
NSK	1,000	7,573
NTN	1,000	4,531
NTT Data	2	6,140
NTT DoCoMo	25	42,055
Obayashi	1,000	4,072
Odakyu Electric Railway	1,000	9,212
OJI Paper	1,000	4,618
Olympus	300	7,858
Omron	400	9,276
Ono Pharmaceutical	100	4,246
Oriental Land	100	9,683
ORIX	160	14,580
Osaka Gas	3,000	11,322
Panasonic	3,200	46,997
Rakuten	11	8,467
Resona Holdings	800	6,376
Ricoh	1,000	13,979
Rohm	200	12,464
Sankyo	100	5,326
Santen Pharmaceutical	100	3,449
Sapporo Hokuyo Holdings	700	2,885
SBI Holdings	44	5,375
Secom	300	13,613

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Sega Sammy Holdings	300	4,894
Seiko Epson	300	4,778
Sekisui Chemical	1,000	6,356
Sekisui House	1,000	9,398
Seven & I Holdings	1,300	30,228
Seven Bank	1	1,799
Sharp	2,000	19,739
Shikoku Electric Power	300	8,868
Shimano	100	4,991
Shimizu	1,000	3,861
Shin-Etsu Chemical	700	35,413
Shinsei Bank	4,000 [a]	3,178
Shionogi & Co.	500	8,703
Shiseido	600	12,529
Shizuoka Bank	1,000	8,566
Showa Denko	3,000	5,475
Showa Shell Sekiyu	500	4,202
SMC	100	15,270
Softbank	1,300	41,800
Sojitz	2,900	5,328
Sony	1,600	53,433
Sony Financial Holdings	1	3,476
Stanley Electric	300	5,032
SUMCO	200 [a]	3,096
Sumitomo	1,800	22,793
Sumitomo Chemical	2,000	8,715
Sumitomo Electric Industries	1,300	16,575
Sumitomo Heavy Industries	1,000	5,686
Sumitomo Metal Industries	6,000	13,929
Sumitomo Metal Mining	1,000	15,866
Sumitomo Mitsui Financial Group	2,100	62,883
Sumitomo Realty & Development	1,000	21,775
Sumitomo Rubber Industries	600	6,458
Sumitomo Trust & Banking	2,000	10,950
Suzuken	100	3,142
Suzuki Motor	600	14,622

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
T&D Holdings	450	9,212
Taiheiyo Cement	3,000 [a]	3,240
Taisei	3,000	6,406
Takashimaya	1,000	7,523
Takeda Pharmaceutical	1,200	56,164
TDK	200	11,409
Teijin	2,000	7,399
Terumo	300	15,214
THK	200	3,844
Tobu Railway	1,000	5,611
Toho	200	3,084
Toho Gas	1,000	5,276
Tohoku Electric Power	700	15,703
Tokio Marine Holdings	1,200	33,788
Tokuyama	1,000	5,475
Tokyo Electric Power	2,300	54,966
Tokyo Electron	300	16,927
Tokyo Gas	4,000	18,821
Tokyo Tatemono	1,000	4,035
Tokyu	2,000	8,939
Tokyu Land	1,000	4,556
Toppan Printing	1,000	8,045
Toray Industries	2,000	11,570
Toshiba	7,000	35,022
Tosoh	1,000	2,669
TOTO	1,000	6,629
Toyo Seikan Kaisha	300	5,114
Toyota Industries	300	8,454
Toyota Motor	4,500	159,721
Toyota Tsusho	400	6,202
Trend Micro	100	2,828
Tsumura & Co.	100	3,074
Ube Industries	2,000	4,891
UNICHARM	300	11,453
UNY	300	2,499
Ushio	200	3,330

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
West Japan Railway	3	11,128
Yahoo! Japan	24	8,390
Yakult Honsha	200	5,842
Yamada Denki	140	9,090
Yamaha	400	4,901
Yamaha Motor	400 [a]	6,138
Yamato Holdings	700	8,812
Yokogawa Electric	400	2,627
		3,618,859
Luxembourg—.1%
ArcelorMittal	1,405	45,100
Millicom International Cellular, SDR	122	11,482
SES	506	12,951
Tenaris	794	16,465
		85,998
Netherlands—.8%
Aegon	2,593 [a]	16,413
Akzo Nobel	369	21,879
ASML Holding	696	22,936
Corio	58	4,255
European Aeronautic Defence and Space	727 [a]	19,082
Fugro	121	8,548
Heineken	410	20,754
Heineken Holding	149	6,407
ING Groep	5,969 [a]	63,632
Koninklijke Ahold	1,922	26,527
Koninklijke Boskalis Westminster	92	3,721
Koninklijke DSM	277	14,792
Koninklijke KPN	2,861	47,718
Koninklijke Philips Electronics	1,588	47,961
Koninklijke Vopak	82	4,096
QIAGEN	398 [a]	7,532
Randstad Holding	180 [a]	8,556
Reed Elsevier	1,224	15,927
SBM Offshore	365	7,437
STMicroelectronics	1,054	9,206

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Netherlands (continued)
TNT	628	16,671
Unilever	2,702	80,011
Wolters Kluwer	545	12,381
		486,442
New Zealand—.0%
Auckland International Airport	3,880	6,232
Contact Energy	460 [a]	2,058
Fletcher Building	1,409	8,847
Sky City Entertainment Group	1,940	4,481
Telecom Corporation of New Zealand	4,764	7,469
		29,087
Norway—.2%
DnB NOR	1,506	20,560
Norsk Hydro	1,213	7,386
Orkla	1,204	11,592
Renewable Energy	600 [a]	2,078
SeaDrill	439	13,224
Statoil	1,835	39,853
Telenor	1,391	22,309
Yara International	337	17,625
		134,627
Portugal—.1%
Banco Comercial Portugues, Cl. R	5,445	4,949
Banco Espirito Santo	905	4,491
Brisa Auto-Estradas de Portugal	388	2,934
Cimpor-Cimentos de Portugal	565	3,919
Energias de Portugal	3,114	11,898
Galp Energia, Cl. B	218	4,200
Jeronimo Martins	521	7,806
Portugal Telecom	936	13,491
		53,688
Singapore—.5%
Ascendas Real Estate Investment Trust	4,400	7,003
CapitaLand	4,500	13,525
CapitaMall Trust	4,000	6,119
City Developments	1,000	9,828

Common Stocks (continued)	Shares	Value ($)
Singapore (continued)
ComfortDelgro	5,000	5,718
Cosco Singapore	4,000	5,749
DBS Group Holdings	3,500	37,589
Flextronics International	1,406 [a]	10,067
Fraser and Neave	2,000	9,643
Genting Singapore	9,000 [a]	15,090
Golden Agri-Resources	12,640	6,348
Keppel	2,000	15,422
Noble Group	4,636	6,663
Oversea-Chinese Banking	4,000	27,846
SembCorp Industries	2,000	7,077
SembCorp Marine	1,000	3,554
Singapore Airlines	866	10,585
Singapore Exchange	1,000	6,799
Singapore Press Holdings	3,000	9,619
Singapore Technologies Engineering	2,000	5,115
Singapore Telecommunications	13,000	31,037
United Overseas Bank	2,000	28,804
UOL Group	1,000	3,516
Wilmar International	3,000	14,835
		297,551
Spain—1.0%
Abertis Infraestructuras	481	9,487
Acciona	39	3,426
Acerinox	192	3,144
ACS Actividades de Construccion y Servicios	261	13,680
Banco Bilbao Vizcaya Argentaria	5,850	76,837
Banco de Sabadell	1,518	7,374
Banco de Valencia	282	1,587
Banco Popular Espanol	1,624	10,489
Banco Santander	13,564	174,027
Bankinter	353	2,349
Criteria Caixacorp	1,132	6,383
EDP Renovaveis	522 [a]	3,025
Enagas	243	5,348
Ferrovial	725	8,255

The Fund 27

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Spain (continued)
Gamesa Corp Tecnologica	471 [a]	3,273
Gas Natural	419	6,126
Grifols	170	2,749
Iberdrola	6,242	52,575
Iberdrola Renovables	1,587	5,358
Inditex	354	29,526
Indra Sistemas	130	2,541
Mapfre	1,575	5,219
Red Electrica	170	8,529
Repsol	1,251	34,645
Telefonica	6,719	181,171
Zardoya Otis	178	2,961
		660,084
Sweden—.8%
Alfa Laval	650	11,226
Assa Abloy, Cl. B	485	12,384
Atlas Copco, Cl. A	1,102	22,945
Atlas Copco, Cl. B	708	13,453
Boliden	378	6,393
Electrolux, Ser. B	407	9,834
Getinge, Cl. B	363	7,661
Hennes & Mauritz, Cl. B	1,672	58,703
Hexagon, Cl. B	267	5,412
Holmen, Cl. B	75	2,373
Husqvarna, Cl. B	673	4,715
Investor, Cl. B	757	15,479
Kinnevik Investment, Cl. B	358	7,363
Modern Times Group, Cl. B	68	4,859
Nordea Bank	5,276	57,877
Ratos, Cl. B	167	5,933
Sandvik	1,605	24,106
Scania, Cl. B	520	11,013
Securitas, Cl. B	706	7,692
Skandinaviska Enskilda Banken, Cl. A	2,519	19,443
Skanska, Cl. B	641	12,218
SKF, Cl. B	609	15,668

Common Stocks (continued)	Shares		Value ($)
Sweden (continued)
SSAB, Cl. A	326		4,554
SSAB, Cl. B	118		1,455
Svenska Cellulosa, Cl. B	897		13,860
Svenska Handelsbanken, Cl. A	788		25,668
Swedbank, Cl. A	1,143	[a]	15,897
Swedbank, Cl. A	1,143	[a]	15,897
Swedish Match	411		11,445
Tele2, Cl. B	581		12,738
Telefonaktiebolaget LM Ericsson, Cl. B	4,931		53,982
TeliaSonera	3,638		30,250
Volvo, Cl. B	1,726	[a]	23,285
			529,884
Switzerland—2.1%
ABB	3,619	[a]	74,993
Actelion	178	[a]	8,888
Adecco	193		10,793
Aryzta	202		8,965
Baloise Holding	91		8,415
Cie Financiere Richemont, Cl. A	848		42,318
Credit Suisse Group	1,850		76,464
GAM Holding	528	[a]	8,348
Geberit	60		11,500
Givaudan	12		12,372
Holcim	398		24,827
Julius Baer Group	371		15,670
Kuehne & Nagel International	100		12,374
Lindt & Spruengli-PC	1		2,718
Logitech International	438	[a]	8,310
Lonza Group	82		7,183
Nestle	5,666		310,521
Nobel Biocare Holding	224		3,706
Novartis	3,450		200,125
Pargesa Holding-BR	64		5,079
Roche Holding	1,158		170,138
Schindler Holding-PC	85		9,118
SGS	9		14,413
Sika-BR	2		3,965

The Fund 29

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Switzerland (continued)
Sonova Holding	71	8,230
Straumann Holding	19	3,980
Swatch Group	75	5,216
Swatch Group-BR	52	19,885
Swiss Life Holding	58 [a]	7,106
Swiss Reinsurance	559	26,884
Swisscom	42	17,556
Syngenta	162	44,836
Synthes	96	11,459
UBS	5,853 [a]	99,147
Zurich Financial Services	241	59,031
		1,354,533
United Kingdom—5.9%
3i Group	1,736	8,315
Admiral Group	331	8,626
Aggreko	348	8,763
AMEC	595	10,331
Anglo American	2,155	100,192
Antofagasta	731	15,450
ARM Holdings	1,789	10,391
Associated British Foods	591	9,893
AstraZeneca	2,379	119,032
Autonomy	380 [a]	8,882
Aviva	4,422	28,145
Babcock International Group	490	4,544
BAE Systems	5,983	32,973
Balfour Beatty	1,187	5,251
Barclays	18,711	82,147
BG Group	5,525	107,369
BHP Billiton	3,621	128,145
BP	30,667	208,771
British Airways	1,166 [a]	5,046
British American Tobacco	3,302	125,646
British Land	1,615	13,156
British Sky Broadcasting Group	2,036	22,998
BT Group	12,747	31,324

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Bunzl	499	5,896
Burberry Group	776	12,642
Cable & Wireless Worldwide	5,272	5,917
Cairn Energy	2,223 [a]	13,715
Capita Group	963	11,801
Capital Shopping Centres Group	773	4,751
Carnival	288	12,386
Centrica	8,718	46,303
Cobham	2,046	7,576
Compass Group	2,944	24,076
Diageo	4,135	76,159
Eurasian Natural Resources	384	5,344
Experian	1,561	18,106
Firstgroup	674	4,395
Fresnillo	246	4,916
G4S	2,575	10,774
GlaxoSmithKline	8,536	166,634
Hammerson	1,232	8,255
Home Retail Group	1,661	5,816
HSBC Holdings	28,452	295,269
ICAP	931	6,790
Imperial Tobacco Group	1,679	53,661
Inmarsat	794	8,277
Intercontinental Hotels Group	460	8,877
International Power	2,339	15,605
Intertek Group	233	6,910
Invensys	1,440	6,635
Investec	662	5,273
ITV	5,158 [a]	5,628
J Sainsbury	1,741	10,836
Johnson Matthey	385	11,781
Kazakhmys	315	6,628
Kingfisher	3,680	13,991
Land Securities Group	1,172	12,686
Legal & General Group	9,111	14,625
Lloyds Banking Group	65,850 [a]	72,581

The Fund 31

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
London Stock Exchange Group	302		3,544
Lonmin	237	[a]	6,627
Man Group	2,633		10,979
Marks & Spencer Group	2,386		16,304
National Grid	5,569		52,532
Next	320		11,690
Old Mutual	8,474		17,599
Pearson	1,338		20,419
Petrofac	403		9,426
Prudential	4,279		43,134
Randgold Resources	137		12,759
Reckitt Benckiser Group	992		55,368
Reed Elsevier	1,977		16,910
Resolution	3,228		13,516
Rexam	1,726		8,767
Rio Tinto	2,333		150,543
Rolls-Royce Group	2,955	[a]	30,591
Royal Bank of Scotland Group	28,023	[a]	19,987
Royal Dutch Shell, Cl. A	5,834		188,973
Royal Dutch Shell, Cl. B	4,428		141,483
RSA Insurance Group	6,348		13,295
SABMiller	1,563		50,566
Sage Group	2,356		10,148
Schroders	205		5,175
Scottish & Southern Energy	1,469		27,080
Segro	1,292		6,123
Serco Group	873		8,570
Severn Trent	444		9,903
Shire	867		20,390
Smith & Nephew	1,429		12,543
Smiths Group	590		11,244
Standard Chartered	3,313		95,634
Standard Life	4,201		15,247
Tesco	12,994		88,677
Thomas Cook Group	1,084		3,135
Tui Travel	1,371		4,627

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Tullow Oil	1,447	27,415
Unilever	2,124	61,091
United Utilities Group	1,206	11,781
Vedanta Resources	192	6,370
Virgin Media	563	14,317
Vodafone Group	86,597	235,159
Whitbread	332	8,992
Willis Group Holdings	338	10,749
WM Morrison Supermarkets	3,454	16,224
Wolseley	426 [a]	11,326
WPP	2,060	23,911
Xstrata	3,315	64,104
		3,801,852
United States—30.9%
3M	1,193	100,474
Abbott Laboratories	2,742	140,719
Abercrombie & Fitch, Cl. A	160	6,858
Accenture, Cl. A	1,146	51,238
ACE	625	37,138
Activision Blizzard	1,022	11,722
Adobe Systems	917 [a]	25,814
Advance Auto Parts	156	10,137
Advanced Micro Devices	1,129 [a]	8,276
AES	1,220 [a]	14,567
Aetna	801	23,918
Aflac	823	45,998
AGCO	156 [a]	6,625
Agilent Technologies	607 [a]	21,124
Air Products & Chemicals	390	33,138
Airgas	137	9,718
Akamai Technologies	324 [a]	16,741
Alcoa	1,746	22,925
Allegheny Energy	325	7,540
Allegheny Technologies	153	8,062
Allergan	533	38,595

The Fund 33

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Alliance Data Systems	107	[a]	6,497
Alliant Energy	201		7,343
Allstate	916		27,929
Alpha Natural Resources	230	[a]	10,389
Altera	522		16,292
Altria Group	3,667		93,215
Amazon.com	628	[a]	103,708
AMB Property	252	[c]	7,104
Ameren	406		11,766
American Eagle Outfitters	315		5,043
American Electric Power	886		33,172
American Express	1,903		78,898
American International Group	244	[a]	10,251
American Tower, Cl. A	734	[a]	37,882
American Water Works	288		6,878
Ameriprise Financial	463		23,933
AmerisourceBergen	526		17,263
AMETEK	176		9,513
Amgen	1,756	[a]	100,426
Amphenol, Cl. A	312		15,641
Anadarko Petroleum	889		54,736
Analog Devices	532		17,913
Annaly Capital Management	1,073	[c]	19,003
AON	477		18,961
Apache	637		64,350
Apollo Group, Cl. A	252	[a]	9,445
Apple	1,619	[a]	487,109
Applied Materials	2,477		30,616
Arch Capital Group	86	[a]	7,430
Arch Coal	283		6,959
Archer-Daniels-Midland	1,128		37,585
Arrow Electronics	221	[a]	6,544
Assurant	223		8,818
AT&T	10,508		299,478
Autodesk	395	[a]	14,291
Automatic Data Processing	885		39,312

Common Stocks (continued)	Shares	Value ($)
United States (continued)
AutoNation	159 [a]	3,692
AutoZone	52 [a]	12,357
AvalonBay Communities	137 [c]	14,565
Avery Dennison	191	6,943
Avnet	304 [a]	9,053
Avon Products	784	23,873
Axis Capital Holdings	202	6,870
Baker Hughes	774	35,860
Ball	146	9,397
Bank of America	17,833	204,010
Baxter International	1,091	55,532
BB&T	1,211	28,350
Beckman Coulter	138	7,347
Becton Dickinson & Co.	413	31,190
Bed Bath & Beyond	483 [a]	21,204
Berkshire Hathaway, Cl. B	1,460 [a]	116,158
Best Buy	636	27,335
Biogen Idec	498 [a]	31,230
BlackRock	59	10,089
BMC Software	334 [a]	15,184
Boeing	1,201	84,839
BorgWarner	191 [a]	10,717
Boston Properties	255 [c]	21,979
Boston Scientific	2,691 [a]	17,169
Bristol-Myers Squibb	3,020	81,238
Broadcom, Cl. A	799	32,551
Brown-Forman, Cl. B	160	9,730
Bucyrus International	127	8,656
Bunge	255	15,318
C.H. Robinson Worldwide	311	21,919
C.R. Bard	164	13,632
CA	762	17,686
Cablevision Systems (NY Group), Cl. A	423	11,311
Cabot Oil & Gas	209	6,057
Calpine	686 [a]	8,575
Cameron International	463 [a]	20,256

The Fund 35

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Campbell Soup	378	13,703
Capital One Financial	802	29,891
Cardinal Health	649	22,514
CareFusion	363 [a]	8,763
Carmax	367 [a]	11,373
Carnival	786	33,932
Caterpillar	1,101	86,539
CBS, Cl. B	1,125	19,046
Celanese, Ser. A	289	10,303
Celgene	807 [a]	50,091
CenterPoint Energy	708	11,724
CenturyLink	553	22,883
Cephalon	140 [a]	9,302
Cerner	119 [a]	10,452
CF Industries Holdings	121	14,826
Charles River Laboratories International	116 [a]	3,801
Charles Schwab	1,859	28,629
Chesapeake Energy	1,132	24,564
Chevron	3,572	295,083
Chubb	605	35,102
Church & Dwight	132	8,692
CIGNA	503	17,701
Cimarex Energy	155	11,896
Cincinnati Financial	311	9,156
Cintas	277	7,609
Cisco Systems	10,126 [a]	231,177
CIT Group	324 [a]	14,039
Citigroup	43,743 [a]	182,408
Citrix Systems	333 [a]	21,335
Cliffs Natural Resources	261	17,017
Clorox	267	17,769
CME Group	119	34,468
Coach	571	28,550
Coca-Cola	3,689	226,209
Coca-Cola Enterprises	520	12,485
Cognizant Technology Solutions, Cl. A	529 [a]	34,486

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Colgate-Palmolive	870	67,094
Comcast, Cl. A	3,667	75,467
Comcast, Cl. A (Special)	1,334	25,786
Comerica	306	10,949
Computer Sciences	290	14,225
ConAgra Foods	823	18,509
ConocoPhillips	2,509	149,035
Consol Energy	385	14,153
Consolidated Edison	493	24,512
Constellation Brands, Cl. A	362 [a]	7,142
Constellation Energy Group	338	10,221
Cooper Industries	304	15,936
Corning	2,739	50,069
Costco Wholesale	772	48,458
Covance	119 [a]	5,592
Coventry Health Care	297 [a]	6,956
Covidien	879	35,046
Cree	170 [a]	8,719
Crown Castle International	544 [a]	23,457
Crown Holdings	306 [a]	9,850
CSX	684	42,032
Cummins	353	31,099
CVS Caremark	2,452	73,854
D.R. Horton	490	5,116
Danaher	964	41,799
Darden Restaurants	263	12,022
DaVita	177 [a]	12,700
Dean Foods	332 [a]	3,453
Deere & Co.	743	57,062
Dell	3,092 [a]	44,463
Delta Air Lines	279 [a]	3,875
Denbury Resources	597 [a]	10,161
Dentsply International	229	7,188
Devon Energy	749	48,700
DeVry	129	6,174
Diamond Offshore Drilling	124	8,204

The Fund 37

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
DIRECTV, Cl. A	1,613 [a]	70,101
Discover Financial Services	1,067	18,833
Discovery Communications, Cl. A	270 [a]	12,045
Discovery Communications, Cl. C	282 [a]	10,959
DISH Network, Cl. A	340	6,752
Dolby Laboratories, Cl. A	89 [a]	5,490
Dollar General	109	3,073
Dollar Tree	258 [a]	13,238
Dominion Resources	1,054	45,807
Dover	340	18,054
Dow Chemical	2,069	63,787
Dr. Pepper Snapple Group	462	16,886
DTE Energy	299	13,981
Duke Energy	2,296	41,810
Duke Realty	396 [c]	4,938
Dun & Bradstreet	102	7,590
E.I. du Pont de Nemours & Co.	1,636	77,350
Eastman Chemical	118	9,271
Eaton	282	25,050
Eaton Vance	238	6,847
eBay	2,045 [a]	60,961
Ecolab	424	20,912
Edison International	552	20,369
Edwards Lifesciences	214 [a]	13,677
El Paso	1,278	16,946
Electronic Arts	563 [a]	8,924
Eli Lilly & Co.	1,877	66,070
EMC	3,617 [a]	75,993
Emerson Electric	1,362	74,774
Energen	116	5,178
Energizer Holdings	129 [a]	9,647
Entergy	339	25,266
EOG Resources	444	42,500
EQT	254	9,510
Equifax	253	8,382
Equity Residential	504 [c]	24,510

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Estee Lauder, Cl. A	194	13,807
Everest Re Group	102	8,597
Exelon	1,159	47,310
Expedia	324	9,380
Expeditors International of Washington	386	19,053
Express Scripts	918 [a]	44,541
Exxon Mobil	9,085	603,880
F5 Networks	137 [a]	16,125
Family Dollar Stores	252	11,635
Fastenal	250	12,870
Federal Realty Investment Trust	119 [c]	9,756
FedEx	523	45,878
Fidelity National Financial, Cl. A	408	5,463
Fidelity National Information Services	578	15,664
Fifth Third Bancorp	1,393	17,496
First Solar	95 [a]	13,080
FirstEnergy	560	20,339
Fiserv	293 [a]	15,974
FLIR Systems	304 [a]	8,463
Flowserve	97	9,700
Fluor	309	14,891
FMC	130	9,503
FMC Technologies	232 [a]	16,727
Ford Motor	5,310 [a]	75,030
Forest Laboratories	556 [a]	18,376
Fortune Brands	258	13,945
Foster Wheeler	254 [a]	5,949
Franklin Resources	281	32,231
Freeport-McMoRan Copper & Gold	769	72,809
Frontier Communications	1,670	14,663
GameStop, Cl. A	315 [a]	6,193
Gap	887	16,862
Garmin	202	6,634
General Dynamics	576	39,237
General Electric	18,986	304,156
General Mills	1,158	43,471

The Fund 39

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Genuine Parts	272	13,018
Genworth Financial, Cl. A	798 [a]	9,049
Genzyme	463 [a]	33,396
Gilead Sciences	1,634 [a]	64,821
Goldman Sachs Group	864	139,061
Goodrich	226	18,548
Goodyear Tire & Rubber	433 [a]	4,425
Google, Cl. A	437 [a]	267,877
H & R Block	635	7,487
H.J. Heinz	566	27,796
Halliburton	1,587	50,562
Hansen Natural	131 [a]	6,709
Harley-Davidson	396	12,149
Harris	226	10,213
Harsco	144	3,338
Hartford Financial Services Group	694	16,642
Hasbro	240	11,100
HCP	509 [c]	18,329
Health Care REIT	231 [c]	11,804
Helmerich & Payne	172	7,358
Henry Schein	182 [a]	10,219
Hershey	270	13,362
Hess	515	32,460
Hewlett-Packard	4,162	175,054
Hologic	515 [a]	8,250
Home Depot	3,001	92,671
Honeywell International	1,283	60,442
Hormel Foods	137	6,291
Hospira	294 [a]	17,487
Host Hotels & Resorts	1,122 [c]	17,829
Hudson City Bancorp	833	9,704
Human Genome Sciences	315 [a]	8,467
Humana	310 [a]	18,070
IHS, Cl. A	90 [a]	6,502
Illinois Tool Works	748	34,184
Illumina	205 [a]	11,134

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Ingersoll-Rand	558	21,935
Integrys Energy Group	130	6,915
Intel	9,884	198,372
IntercontinentalExchange	123 [a]	14,129
International Business Machines	2,298	329,993
International Flavors & Fragrances	127	6,370
International Game Technology	508	7,920
International Paper	734	18,556
Interpublic Group of Cos.	828 [a]	8,570
Intuit	566 [a]	27,168
Intuitive Surgical	69 [a]	18,144
Invesco	755	17,365
Iron Mountain	299	6,515
ITT	319	15,054
ITT Educational Services	59 [a]	3,807
J.C. Penney	357	11,131
J.M. Smucker	216	13,884
Jacobs Engineering Group	213 [a]	8,224
JB Hunt Transport Services	158	5,682
Jefferies Group	165	3,948
Johnson & Johnson	4,905	312,301
Johnson Controls	1,177	41,336
Joy Global	176	12,487
JPMorgan Chase & Co.	7,074	266,195
Juniper Networks	962 [a]	31,159
KBR	301	7,645
Kellogg	476	23,924
KeyCorp	1,511	12,375
Kimberly-Clark	731	46,302
Kimco Realty	726 [c]	12,509
Kinder Morgan Management	151 [a]	9,290
KLA-Tencor	293	10,466
Kohl’s	538 [a]	27,546
Kraft Foods, Cl. A	3,077	99,295
Kroger	1,108	24,376
L-3 Communications Holdings	215	15,521

The Fund 41

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Laboratory Corp. of America Holdings	180 [a]	14,638
Lam Research	255 [a]	11,676
Las Vegas Sands	584 [a]	26,794
Legg Mason	319	9,899
Leggett & Platt	272	5,543
Lender Processing Services	182	5,249
Leucadia National	341 [a]	8,668
Level 3 Communications	2,769 [a]	2,680
Liberty Global, Cl. A	247 [a]	9,334
Liberty Global, Ser. C	203 [a]	7,347
Liberty Media-Interactive, Cl. A	1,084 [a]	16,000
Liberty Property Trust	187 [c]	6,257
Life Technologies	323 [a]	16,208
Limited Brands	515	15,136
Lincoln National	551	13,488
Linear Technology	380	12,247
Lockheed Martin	580	41,348
Loews	615	24,280
Lorillard	287	24,493
Lowe’s	2,576	54,946
LSI	1,233 [a]	6,461
Lubrizol	130	13,324
M & T Bank	135	10,091
Macerich	218 [c]	9,725
Macy’s	731	17,281
Manpower	158	8,647
Marathon Oil	1,242	44,178
Marriott International, Cl. A	497	18,414
Marsh & McLennan	943	23,556
Marshall & Ilsley	712	4,208
Martin Marietta Materials	71	5,714
Marvell Technology Group	960 [a]	18,538
Masco	590	6,289
MasterCard, Cl. A	174	41,770
Mattel	655	15,281
Maxim Integrated Products	527	11,415

Common Stocks (continued)	Shares		Value ($)
United States (continued)
McAfee	269	[a]	12,724
McCormick & Co.	225		9,950
McDonald’s	1,901		147,841
McGraw-Hill	562		21,159
McKesson	494		32,594
MDU Resources Group	351		6,995
Mead Johnson Nutrition	384		22,587
MeadWestvaco	345		8,877
Medco Health Solutions	816	[a]	42,864
Medtronic	1,948		68,589
MEMC Electronic Materials	445	[a]	5,705
Merck & Co.	5,541		201,027
MetLife	1,582		63,802
Metropcs Communications	331	[a]	3,446
MGM Resorts International	436	[a]	4,765
Microchip Technology	368		11,842
Micron Technology	1,509	[a]	12,479
Microsoft	14,031		373,786
Mohawk Industries	104	[a]	5,963
Molson Coors Brewing, Cl. B	276		13,035
Monsanto	986		58,588
Moody’s	358		9,687
Morgan Stanley	2,232		55,510
Mosaic	287		20,997
Motorola	4,265	[a]	34,760
Murphy Oil	334		21,763
Mylan	530	[a]	10,770
Nabors Industries	516	[a]	10,785
Nasdaq OMX Group	219	[a]	4,603
National Oilwell Varco	731		39,299
National Semiconductor	419		5,740
NetApp	621	[a]	33,068
Netflix	75	[a]	13,013
New York Community Bancorp	658		11,140
Newell Rubbermaid	529		9,337
Newfield Exploration	231	[a]	13,772

The Fund 43

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Newmont Mining	866	52,713
News, Cl. A	3,199	46,258
News, Cl. B	788	12,671
NextEra Energy	727	40,014
NII Holdings	289 [a]	12,083
NIKE, Cl. B	664	54,076
NiSource	516	8,932
Noble	481 [a]	16,609
Noble Energy	311	25,340
Nordstrom	305	11,746
Norfolk Southern	649	39,907
Northeast Utilities	332	10,385
Northern Trust	406	20,150
Northrop Grumman	529	33,438
NRG Energy	457 [a]	9,099
NSTAR	202	8,425
Nuance Communications	393 [a]	6,174
Nucor	564	21,556
NVIDIA	1,009 [a]	12,138
NYSE Euronext	455	13,941
O’Reilly Automotive	237 [a]	13,865
Occidental Petroleum	1,434	112,755
Old Republic International	426	5,623
Omnicare	202	4,872
Omnicom Group	557	24,486
ONEOK	201	10,014
Oracle	7,130	209,622
Owens-Illinois	292 [a]	8,185
Paccar	606	31,064
Pactiv	242 [a]	8,030
Pall	237	10,113
Parker Hannifin	296	22,659
PartnerRe	125	9,915
Patterson	139	3,843
Paychex	563	15,595

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Peabody Energy	479	25,339
Pentair	186	6,088
People’s United Financial	715	8,802
Pepco Holdings	419	8,070
PepsiCo	2,877	187,868
Perrigo	134	8,828
PetroHawk Energy	577 [a]	9,815
PetSmart	229	8,571
Pfizer	14,338	249,481
PG & E	665	31,800
Pharmaceutical Product Development	185	4,775
Philip Morris International	3,324	194,454
Pinnacle West Capital	192	7,903
Pioneer Natural Resources	200	13,960
Pitney Bowes	342	7,503
Plains Exploration & Production	227 [a]	6,326
Plum Creek Timber	278 [c]	10,242
PNC Financial Services Group	933	50,289
Polo Ralph Lauren	107	10,366
PPG Industries	304	23,317
PPL	815	21,924
Praxair	538	49,141
Precision Castparts	260	35,511
Priceline.com	79 [a]	29,768
Pride International	284 [a]	8,611
Principal Financial Group	567	15,218
Procter & Gamble	5,139	326,686
Progress Energy	499	22,455
Progressive	1,145	24,228
ProLogis	906 [c]	12,367
Prudential Financial	814	42,800
Public Service Enterprise Group	908	29,374
Public Storage	252 [c]	25,003
Pulte Group	591 [a]	4,639
QEP Resources	318	10,504

The Fund 45

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
QUALCOMM	2,967		133,901
Quanta Services	378	[a]	7,431
Quest Diagnostics	291		14,300
Qwest Communications International	2,754		18,176
R.R. Donnelley & Sons	415		7,657
Ralcorp Holdings	107	[a]	6,640
Range Resources	286		10,694
Rayonier	146	[c]	7,621
Raytheon	691		31,841
Red Hat	323	[a]	13,650
Regency Centers	138	[c]	5,821
Regions Financial	2,243		14,131
RenaissanceRe Holdings	95		5,725
Republic Services	678		20,211
Reynolds American	322		20,898
Robert Half International	274		7,428
Rockwell Automation	252		15,717
Rockwell Collins	288		17,427
Roper Industries	183		12,706
Ross Stores	216		12,742
Rowan	178	[a]	5,856
Royal Caribbean Cruises	221	[a]	8,738
Safeway	725		16,603
SAIC	706	[a]	10,971
Salesforce.com	203	[a]	23,562
SanDisk	405	[a]	15,220
Sara Lee	1,207		17,296
SBA Communications, Cl. A	191	[a]	7,499
SCANA	233		9,516
Schlumberger	2,437		170,322
Scripps Networks Interactive, Cl. A	179		9,109
Seagate Technology	914	[a]	13,390
Sealed Air	291		6,737
Sears Holdings	80	[a]	5,758

Common Stocks (continued)	Shares	Value ($)
United States (continued)
SEI Investments	221	4,895
Sempra Energy	418	22,355
Sherwin-Williams	175	12,770
Sigma-Aldrich	208	13,191
Simon Property Group	510 [c]	48,970
SLM	821 [a]	9,770
Southern	1,485	56,237
Southwest Airlines	263	3,619
Southwestern Energy	619 [a]	20,953
Spectra Energy	1,160	27,573
Sprint Nextel	5,370 [a]	22,124
SPX	89	5,968
St. Jude Medical	599 [a]	22,942
Stanley Black & Decker	269	16,670
Staples	1,265	25,895
Starbucks	1,303	37,109
Starwood Hotels & Resorts Worldwide	322 [c]	17,433
State Street	873	36,456
Stericycle	162 [a]	11,622
Stryker	536	26,527
Sunoco	198	7,419
SunTrust Banks	895	22,393
SUPERVALU	362	3,906
Symantec	1,511 [a]	24,448
Synopsys	266 [a]	6,804
SYSCO	1,038	30,579
T. Rowe Price Group	479	26,474
Target	1,246	64,717
TD Ameritrade Holding	489	8,357
Telephone & Data Systems	80	2,786
Teradata	281 [a]	11,060
Texas Instruments	2,193	64,847
Textron	542	11,284
TFS Financial	198	1,733

The Fund 47

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Thermo Fisher Scientific	718 [a]	36,920
Tiffany & Co.	212	11,236
Time Warner	2,032	66,060
Time Warner Cable	634	36,690
TJX	735	33,729
Toll Brothers	239 [a]	4,288
Torchmark	166	9,508
Total System Services	300	4,683
Transatlantic Holdings	93	4,892
Transocean	598 [a]	37,889
Travelers	903	49,846
Tyco Electronics	807	25,566
Tyco International	903	34,567
Tyson Foods, Cl. A	547	8,506
U.S. Bancorp	3,373	81,559
Ultra Petroleum	276 [a]	11,357
Union Pacific	890	78,035
United Continential Holdings	87 [a]	2,526
United Parcel Service, Cl. B	1,282	86,330
United States Steel	255	10,911
United Technologies	1,572	117,538
UnitedHealth Group	2,044	73,686
Unum Group	602	13,497
Urban Outfitters	254 [a]	7,816
URS	153 [a]	5,956
Valero Energy	1,039	18,650
Validus Holdings	173	4,906
Varian Medical Systems	215 [a]	13,592
Ventas	285 [c]	15,265
VeriSign	349 [a]	12,128
Verisk Analytics, Cl. A	161	4,799
Verizon Communications	5,010	162,675
Vertex Pharmaceuticals	331 [a]	12,687
VF	157	13,069

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Viacom, Cl. B	1,020	39,362
Visa, Cl. A	874	68,321
VMware, Cl. A	115 [a]	8,793
Vornado Realty Trust	296 [c]	25,867
Vulcan Materials	217	7,923
W.R. Berkley	221	6,082
W.W. Grainger	111	13,767
Wal-Mart Stores	3,652	197,829
Walgreen	1,788	60,577
Walt Disney	3,298	119,091
Warner Chilcott, Cl. A	230	5,529
Washington Post, Cl. B	10	4,022
Waste Management	835	29,826
Waters	161 [a]	11,935
Watson Pharmaceuticals	186 [a]	8,677
Weatherford International	1,332 [a]	22,391
WellPoint	779 [a]	42,331
Wells Fargo & Co.	8,796	229,400
Western Digital	414 [a]	13,256
Western Union	1,286	22,634
Weyerhaeuser	1,481 [c]	24,022
Whirlpool	129	9,782
White Mountains Insurance Group	14	4,469
Whole Foods Market	283 [a]	11,249
Williams	1,045	22,488
Windstream	881	11,153
Wisconsin Energy	200	11,908
Wynn Resorts	130	13,932
Xcel Energy	840	20,042
Xerox	2,395	28,022
Xilinx	501	13,432
XL Group	594	12,563
Yahoo!	2,332 [a]	38,501
Yum! Brands	822	40,738

The Fund 49

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Zimmer Holdings	381 [a]	18,075
		19,879,712
Total Common Stocks
(cost $41,743,629)		37,258,001

Preferred Stocks—.1%
Germany
Fresenius	132	11,817
Henkel & Co.	327	19,261
Porsche Automobil Holding	161	8,238
RWE	68	4,600
Volkswagen	264	39,629
Total Preferred Stocks
(cost $50,202)		83,545
	Number of
Rights—.0%	Rights	Value ($)
United Kingdom
Standard Chartered—NPR
(cost $0)	414 [a]	3,478
	Principal
Short-Term Investments—19.7%	Amount ($)	Value ($)
U.S. Treasury Bills:
0.13%, 12/23/10	1,780,000 [d]	1,779,640
0.13%, 1/13/11	3,350,000	3,349,320
0.13%, 1/27/11	1,500,000	1,499,612
0.14%, 12/9/10	2,500,000	2,499,710
0.14%, 12/30/10	1,270,000	1,269,730
0.15%, 11/12/10	2,260,000	2,259,896
Total Short-Term Investments
(cost $12,657,528)		12,657,908
	Face Amount
	Covered by
Options Purchased—2.5%	Contracts ($)	Value ($)
Call Options;
U.S. Treasury 10 Year Notes,
November 2010 @ $114
(cost $1,458,711)	13,000,000 [a]	1,596,563

Other Investment—18.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,610,000)	11,610,000 [e]	11,610,000

Total Investments (cost $67,520,070)	98.4%	63,209,495
Cash and Receivables (Net)	1.6%	1,030,430
Net Assets	100.0%	64,239,925

BR—Bearer Certificate
CDI—Chess Depository Interest
NPR—Nill Paid Rights
PC—Participation Certificate
PPS—Price Protected Shares
REIT—Real Estate Investment Trust
RSP—Risparmio (Savings) Shares
SDR—Swedish Depository Receipts
STRIP—Separate Trading of Registered Interest and Principal of Securities
a Non-income producing security.
b The valuation of this security has been determined in good faith by management under the direction of the Board of
Directors.At October 31, 2010, the value of this security amounted to $4 or less than .01% of net assets.
c Investment in real estate investment trust.
d Held by a broker as collateral for open financial futures, forward foreign currency exchange contracts, and options positions
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Health Care	5.8
Money Market Investments	37.8	Energy	4.8
Financial	11.0	Materials	3.9
Information Technology	7.4	Utilities	3.8
Industrial	6.5	Telecommunication Services	2.6
Consumer Discretionary	6.3	Options Purchased	2.5
Consumer Staples	6.0		98.4

† Based on net assets.
See notes to financial statements.

The Fund 51

STATEMENT OF FINANCIAL FUTURES

October 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2010 ($)
Financial Futures Long
Amsterdam Exchanges Index	24	2,243,954	November 2010	(33,377)
Australian 10 Year Bond	63	6,541,893	December 2010	(67,073)
CAC 40 10 Euro	21	1,113,367	November 2010	7,679
DAX	1	230,010	December 2010	12,923
FTSE 100	82	7,421,651	December 2010	167,698
FTSE/MIB Index	4	594,374	December 2010	17,690
IBEX 35 Index	2	297,854	November 2010	(2,294)
Japanese 10 Year Mini Bond	46	8,179,491	December 2010	47,470
TOPIX	17	1,701,055	December 2010	(54,841)
U.S. Treasury 10 Year Notes	48	6,061,500	December 2010	(10,559)
Financial Futures Short
Canadian 10 Year Bond	13	(1,614,908)	December 2010	(27,895)
Euro-Bond	7	(1,257,311)	December 2010	23,609
Hang Seng	18	(2,667,041)	November 2010	73,951
Long Gilt	40	(7,889,107)	December 2010	76,820
S&P ASX 200 Index	17	(1,935,870)	December 2010	11,839
S & P 500 E-mini	66	(3,893,010)	December 2010	(175,401)
S & P/Toronto Stock
Exchange 60 Index	17	(2,428,381)	December 2010	(48,316)
Gross Unrealized Appreciation				439,679
Gross Unrealized Depreciation				(419,756)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		55,910,070	51,599,495
Affiliated issuers		11,610,000	11,610,000
Cash			150,064
Cash denominated in foreign currencies		424,522	440,183
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			2,553,113
Receivable for shares of Common Stock subscribed			456,511
Dividends and interest receivable			98,718
Prepaid expenses			9,458
			66,917,542
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			84,762
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			2,240,892
Payable for shares of Common Stock redeemed			187,761
Payable for futures variation margin—Note 4			94,889
Accrued expenses			69,313
			2,677,617
Net Assets ($)			64,239,925
Composition of Net Assets ($):
Paid-in capital			150,681,053
Accumulated distributions in excess of investment income—net			(47,951)
Accumulated net realized gain (loss) on investments			(82,436,622)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including
$19,923 net unrealized appreciation on financial futures)			(3,956,555)
Net Assets ($)			64,239,925

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	24,095,887	12,599,596	27,544,442
Shares Outstanding	2,116,149	1,122,907	2,406,951
Net Asset Value Per Share ($)	11.39	11.22	11.44

See notes to financial statements.

The Fund 53

STATEMENT OF OPERATIONS
Year Ended October 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $41,781 foreign taxes withheld at source):
Unaffiliated issuers	910,198
Affiliated issuers	17,366
Interest	12,886
Total Income	940,450
Expenses:
Management fee—Note 3(a)	696,838
Shareholder servicing costs—Note 3(c)	209,961
Distribution fees—Note 3(b)	109,143
Custodian fees—Note 3(c)	100,539
Professional fees	57,058
Registration fees	46,964
Prospectus and shareholders’ reports	29,368
Directors’ fees and expenses—Note 3(d)	4,712
Loan commitment fees—Note 2	1,272
Miscellaneous	73,130
Total Expenses	1,328,985
Less—reduction in fees due to earnings credits—Note 3(c)	(131)
Net Expenses	1,328,854
Investment (Loss)—Net	(388,404)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(771,250)
Net realized gain (loss) on options transactions	453,355
Net realized gain (loss) on financial futures	2,644,826
Net realized gain (loss) on forward foreign currency exchange contracts	1,846,489
Net Realized Gain (Loss)	4,173,420
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	4,747,437
Net unrealized appreciation (depreciation) on options transactions	80,016
Net unrealized appreciation (depreciation) on financial futures	(103,377)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	111,764
Net Unrealized Appreciation (Depreciation)	4,835,840
Net Realized and Unrealized Gain (Loss) on Investments	9,009,260
Net Increase in Net Assets Resulting from Operations	8,620,856

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2010	2009[a]
Operations ($):
Investment (loss)—net	(388,404)	(205,829)
Net realized gain (loss) on investments	4,173,420	(18,278,826)
Net unrealized appreciation
(depreciation) on investments	4,835,840	32,102,839
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,620,856	13,618,184
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(2,642,752)
Class C Shares	—	(673,036)
Class I Shares	—	(827,785)
Total Dividends	—	(4,143,573)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,486,128	3,279,282
Class C Shares	214,262	622,890
Class I Shares	14,351,275	2,740,880
Dividends reinvested:
Class A Shares	—	2,345,416
Class C Shares	—	391,057
Class I Shares	—	454,669
Cost of shares redeemed:
Class A Shares	(17,799,249)	(47,500,085)
Class C Shares	(6,885,019)	(12,833,466)
Class I Shares	(7,619,255)	(9,021,965)
Class T Shares	—	(122,959)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(16,251,858)	(59,644,281)
Total Increase (Decrease) in Net Assets	(7,631,002)	(50,169,670)
Net Assets ($):
Beginning of Period	71,870,927	122,040,597
End of Period	64,239,925	71,870,927
Accumulated distributions in excess
of investment income—net	(47,951)	(40,589)

The Fund 55

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	141,992	398,236
Shares issued for dividends reinvested	—	284,638
Shares redeemed	(1,700,282)	(5,741,131)
Net Increase (Decrease) in Shares Outstanding	(1,558,290)	(5,058,257)
Class C
Shares sold	20,674	73,472
Shares issued for dividends reinvested	—	47,549
Shares redeemed	(664,898)	(1,543,686)
Net Increase (Decrease) in Shares Outstanding	(644,224)	(1,422,665)
Class I
Shares sold	1,364,272	334,439
Shares issued for dividends reinvested	—	55,313
Shares redeemed	(728,702)	(1,097,706)
Net Increase (Decrease) in Shares Outstanding	635,570	(707,954)
Class Tb
Shares redeemed	—	(15,094)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 13,233 Class T shares representing $107,984 were converted to
13,738 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	9.98	8.48	14.25	13.23	12.50
Investment Operations:
Investment income (loss)—net[b]	(.06)	(.01)	.13	.32	.12
Net realized and unrealized
gain (loss) on investments	1.47	1.87	(5.47)	.93	.61
Total from Investment Operations	1.41	1.86	(5.34)	1.25	.73
Distributions:
Dividends from investment income—net	—	(.36)	(.26)	(.07)	—
Dividends from net realized
gain on investments	—	—	(.17)	(.16)	—
Total Distributions	—	(.36)	(.43)	(.23)	—
Net asset value, end of period	11.39	9.98	8.48	14.25	13.23
Total Return (%)[c]	14.13	22.83	(38.52)	9.53	5.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.06	1.98	1.61	1.52	2.67[e]
Ratio of net expenses
to average net assets	2.06[f]	1.97	1.61[f]	1.44	1.54[e]
Ratio of net investment income
(loss) to average net assets	(.54)	(.14)	1.09	2.31	2.09[e]
Portfolio Turnover Rate	2.91	14.88	24.53	3.05	—
Net Assets, end of period ($ x 1,000)	24,096	36,670	74,083	298,284	47,215

a	From May 2, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 57

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	9.91	8.37	14.10	13.18	12.50
Investment Operations:
Investment income (loss)—net[b]	(.15)	(.07)	.04	.21	.08
Net realized and unrealized
gain (loss) on investments	1.46	1.86	(5.40)	.93	.60
Total from Investment Operations	1.31	1.79	(5.36)	1.14	.68
Distributions:
Dividends from investment income—net	—	(.25)	(.20)	(.06)	—
Dividends from net realized
gain on investments	—	—	(.17)	(.16)	—
Total Distributions	—	(.25)	(.37)	(.22)	—
Net asset value, end of period	11.22	9.91	8.37	14.10	13.18
Total Return (%)[c]	13.22	21.94	(38.97)	8.80	5.36[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.81	2.73	2.35	2.28	3.49[e]
Ratio of net expenses
to average net assets	2.81[f]	2.72	2.35[f]	2.19	2.29[e]
Ratio of net investment income
(loss) to average net assets	(1.43)	(.89)	.32	1.53	1.33[e]
Portfolio Turnover Rate	2.91	14.88	24.53	3.05	—
Net Assets, end of period ($ x 1,000)	12,600	17,510	26,706	84,660	3,501

a	From May 2, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended October 31,
Class I Shares	2010	2009	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	9.99	8.52	14.30	13.24	12.50
Investment Operations:
Investment income (loss)—net[c]	(.01)	.02	.17	.36	.13
Net realized and unrealized
gain (loss) on investments	1.46	1.87	(5.48)	.93	.61
Total from Investment Operations	1.45	1.89	(5.31)	1.29	.74
Distributions:
Dividends from investment income—net	—	(.42)	(.30)	(.07)	—
Dividends from net realized
gain on investments	—	—	(.17)	(.16)	—
Total Distributions	—	(.42)	(.47)	(.23)	—
Net asset value, end of period	11.44	9.99	8.52	14.30	13.24
Total Return (%)	14.51	23.29	(38.29)	9.86	5.92[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.64	1.60	1.26	1.23	2.51[e]
Ratio of net expenses
to average net assets	1.64[f]	1.59	1.26[f]	1.17	1.27[e]
Ratio of net investment income
(loss) to average net assets	(.12)	.23	1.37	2.58	2.31[e]
Portfolio Turnover Rate	2.91	14.88	24.53	3.05	—
Net Assets, end of period ($ x 1,000)	27,544	17,691	21,124	62,712	7,705

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From May 2, 2006 (commencement of operations) to October 31, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 59

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Alpha Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers eleven series, including the fund. The fund’s investment objective is to seek total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed income securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. U.S.Treasury Bills are valued by an independent pricing service approved by the Board of Directors. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but

The Fund 61

NOTES TO FINANCIAL STATEMENTS (continued)

before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or compa-

rable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 63

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	19,879,712	—	—	19,879,712
Equity Securities—
Foreign†	17,461,830	—	4	17,461,834
Mutual Funds	11,610,000	—	—	11,610,000
U.S. Treasury	—	12,657,908	—	12,657,908
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	2,553,113	—	2,553,113
Futures††	439,679	—	—	439,679
Options Purchased	1,596,563	—	—	1,596,563
Rights†	3,478	—	—	3,478
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(2,240,892)	—	(2,240,892)
Futures††	(419,756)	—	—	(419,756)

†	See Statement of Investments for country and industry classification.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities—
Foreign ($)
Balance as of 10/31/2009	—
Realized gain (loss)	—
Change in unrealized
appreciation (depreciation)	(579)
Net purchases (sales)	—
Transfers in and/or out of Level 3	583
Balance as of 10/31/2010	4
The amount of total gains (losses) for
the period included in earnings
attributable to the change in
unrealized gains (losses) relating
to investments still held at 10/31/2010	(1,715)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at October 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new

The Fund 65

NOTES TO FINANCIAL STATEMENTS (continued)

and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade date and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2009 ($)	Purchases ($)	Sales ($)	10/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	8,258,000	57,339,000	53,987,000	11,610,000	18.1

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund 67

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $81,845,484 and unrealized depreciation $4,595,644.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2010. If not applied, $63,509,031 of the carryover expires in fiscal 2016 and $18,336,453 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2010 and October 31, 2009 were as follows: ordinary income $0 and $4,143,573, respectively.

During the period ended October 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, passive foreign investment companies, net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $381,042, decreased accumulated net realized gain (loss) on investments by $14,058 and decreased paid-in capital by $366,984. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2010, the Distributor retained $1,909 from commissions earned on sales of the fund’s Class A shares and $1,104 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2010, Class C shares were charged $109,143 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2010, Class A and Class C shares were charged $72,230 and $36,381, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2010, the fund was charged

The Fund 69

NOTES TO FINANCIAL STATEMENTS (continued)

$17,608 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2010, the fund was charged $1,775 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $101.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2010, the fund was charged $100,539 pursuant to the custody agreement.

During the period ended October 31, 2010, the fund was charged $6,114 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $60,074, Rule 12b-1 distribution plan fees $8,189, shareholder services plan fees $7,941, custodian fees $4,410, chief compliance officer fees $2,248 and transfer agency per account fees $1,900.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended October 31, 2010, amounted to $1,083,471 and $10,684,418, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	291,780	Equity risk[1]	(314,229)
Interest rate risk[1,2]	1,744,462	Interest rate risk[1]	(105,527)
Foreign exchange risk[3]	2,553,113	Foreign exchange risk[4]	(2,240,892)
Gross fair value of
derivative contracts	4,589,355		(2,660,648)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in investments in securities of unaffiliated issuers.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund 71

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[5]	Options[6]	Contracts[7]	Total
Equity	453,934	—	—	453,934
Interest rate	2,190,892	453,355	—	2,644,247
Foreign exchange	—	—	1,846,489	1,846,489
Total	2,644,826	453,355	1,846,489	4,944,670

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[8]	Options[9]	Contracts[10]	Total
Equity	74,295	—	—	74,295
Interest rate	(177,672)	80,016	—	(97,656)
Foreign exchange	—	—	111,764	111,764
Total	(103,377)	80,016	111,764	88,403

Statement of Operations location:
5	Net realized gain (loss) on financial futures.
6	Net realized gain (loss) on options transactions.
7	Net realized gain (loss) on forward foreign currency exchange contracts.
8	Net unrealized appreciation (depreciation) on financial futures.
9	Net unrealized appreciation (depreciation) on options transactions.
[10] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2010:

Value ($)
Equity futures contracts	20,631,965
Interest rate futures contracts	45,749,756
Interest rate options contracts	509,454
Forward contracts	79,777,835

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2010 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

The Fund 73

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 12/15/2010	3,393,554	3,083,146	3,304,772	221,626
Australian Dollar,
Expiring 12/15/2010	139,200	128,412	135,558	7,146
Australian Dollar,
Expiring 12/15/2010	904,800	835,004	881,129	46,125
Australian Dollar,
Expiring 12/15/2010	104,400	96,565	101,669	5,104
Australian Dollar,
Expiring 12/15/2010	243,600	225,537	237,227	11,690
Australian Dollar,
Expiring 12/15/2010	68,970	65,490	67,166	1,676
Australian Dollar,
Expiring 12/15/2010	736,960	699,400	717,679	18,279
Australian Dollar,
Expiring 12/15/2010	761,570	723,544	741,646	18,102
Australian Dollar,
Expiring 12/15/2010	114,000	112,210	111,017	(1,193)
British Pound,
Expiring 12/15/2010	258,465	408,861	413,997	5,136
British Pound,
Expiring 12/15/2010	267,096	422,205	427,821	5,616
British Pound,
Expiring 12/15/2010	24,189	38,242	38,745	503
British Pound,
Expiring 12/15/2010	408,000	645,893	653,515	7,622
British Pound,
Expiring 12/15/2010	167,600	264,067	268,454	4,387
British Pound,
Expiring 12/15/2010	167,600	264,050	268,453	4,403
British Pound,
Expiring 12/15/2010	83,800	132,100	134,227	2,127
British Pound,
Expiring 12/15/2010	257,899	404,178	413,090	8,912
British Pound,
Expiring 12/15/2010	902,070	1,412,498	1,444,892	32,394

The Fund 75

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
British Pound,
Expiring 12/15/2010	520,425	815,870	833,592	17,722
British Pound,
Expiring 12/15/2010	501,364	795,218	803,061	7,843
British Pound,
Expiring 12/15/2010	496,400	785,305	795,110	9,805
British Pound,
Expiring 12/15/2010	171,258	271,616	274,313	2,697
British Pound,
Expiring 12/15/2010	1,312,978	2,078,969	2,103,065	24,096
British Pound,
Expiring 12/15/2010	92,100	145,887	147,521	1,634
British Pound,
Expiring 12/15/2010	153,500	242,806	245,869	3,063
British Pound,
Expiring 12/15/2010	61,400	97,147	98,348	1,201
Canadian Dollar,
Expiring 12/15/2010	1,460,559	1,406,412	1,430,412	24,000
Canadian Dollar,
Expiring 12/15/2010	1,231,913	1,185,295	1,206,485	21,190
Canadian Dollar,
Expiring 12/15/2010	187,900	182,128	184,021	1,893
Canadian Dollar,
Expiring 12/15/2010	1,221,350	1,184,397	1,196,140	11,743
Canadian Dollar,
Expiring 12/15/2010	328,825	319,446	322,038	2,592
Canadian Dollar,
Expiring 12/15/2010	140,925	136,657	138,016	1,359
Canadian Dollar,
Expiring 12/15/2010	394,632	383,724	386,486	2,762
Canadian Dollar,
Expiring 12/15/2010	381,879	371,322	373,997	2,675
Canadian Dollar,
Expiring 12/15/2010	35,739	34,752	35,001	249
Canadian Dollar,
Expiring 12/15/2010	21,900	21,602	21,448	(154)
Canadian Dollar,
Expiring 12/15/2010	87,600	86,083	85,792	(291)
Canadian Dollar,
Expiring 12/15/2010	131,400	129,355	128,688	(667)
Canadian Dollar,
Expiring 12/15/2010	197,100	194,280	193,032	(1,248)
Canadian Dollar,
Expiring 12/15/2010	197,000	196,278	192,934	(3,344)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Euro,
Expiring 12/15/2010	135,800	173,920	188,894	14,974
Euro,
Expiring 12/15/2010	237,650	305,756	330,565	24,809
Euro,
Expiring 12/15/2010	101,850	130,978	141,670	10,692
Euro,
Expiring 12/15/2010	882,700	1,131,895	1,227,812	95,917
Euro,
Expiring 12/15/2010	1,035,648	1,347,124	1,440,558	93,434
Euro,
Expiring 12/15/2010	452,352	588,233	629,209	40,976
Euro,
Expiring 12/15/2010	480,637	631,036	668,553	37,517
Euro,
Expiring 12/15/2010	328,080	430,713	456,350	25,637
Euro,
Expiring 12/15/2010	558,283	732,970	776,557	43,587
Euro,
Expiring 12/15/2010	442,400	603,270	615,366	12,096
Euro,
Expiring 12/15/2010	995,400	1,355,832	1,384,574	28,742
Euro,
Expiring 12/15/2010	774,200	1,052,670	1,076,891	24,221
Euro,
Expiring 12/15/2010	1,299,500	1,772,167	1,807,569	35,402
Euro,
Expiring 12/15/2010	779,700	1,059,858	1,084,542	24,684
Euro,
Expiring 12/15/2010	519,800	708,669	723,027	14,358
Euro,
Expiring 12/15/2010	421,000	578,478	585,600	7,122
Euro,
Expiring 12/15/2010	1,684,000	2,313,910	2,342,398	28,488
Euro,
Expiring 12/15/2010	707,700	978,292	984,391	6,099
Euro,
Expiring 12/15/2010	117,950	163,074	164,065	991
Euro,
Expiring 12/15/2010	1,061,550	1,469,071	1,476,587	7,516
Euro,
Expiring 12/15/2010	471,800	651,435	656,261	4,826
Euro,
Expiring 12/15/2010	465,000	648,861	646,802	(2,059)

The Fund 77

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Euro,
Expiring 12/15/2010	220,752	308,506	307,060	(1,446)
Euro,
Expiring 12/15/2010	210,240	293,970	292,438	(1,532)
Euro,
Expiring 12/15/2010	655,248	914,712	911,432	(3,280)
Euro,
Expiring 12/15/2010	665,760	929,506	926,054	(3,452)
Japanese Yen,
Expiring 12/15/2010	826,702,103	9,864,180 10,278,080		413,900
New Zealand Dollar,
Expiring 12/15/2010	2,969,698	2,130,491	2,254,995	124,504
Norwegian Krone,
Expiring 12/15/2010	4,013,550	646,846	683,603	36,757
Swedish Krona,
Expiring 12/15/2010	28,809,472	3,931,906	4,306,465	374,559
Swedish Krona,
Expiring 12/15/2010	15,512,794	2,129,299	2,318,866	189,567
Swedish Krona,
Expiring 12/15/2010	850,853	124,626	127,186	2,560
Swedish Krona,
Expiring 12/15/2010	879,268	128,812	131,434	2,622
Swedish Krona,
Expiring 12/15/2010	79,629	11,663	11,903	240
Swiss Franc,
Expiring 12/15/2010	7,648,184	7,579,288	7,775,210	195,922
Swiss Franc,
Expiring 12/15/2010	108,550	107,367	110,353	2,986
Swiss Franc,
Expiring 12/15/2010	16,700	16,487	16,977	490
Swiss Franc,
Expiring 12/15/2010	12,525	12,426	12,733	307
Swiss Franc,
Expiring 12/15/2010	29,225	29,014	29,710	696
Swiss Franc,
Expiring 12/15/2010	279,849	284,838	284,497	(341)
Swiss Franc,
Expiring 12/15/2010	270,807	275,404	275,305	(99)
Swiss Franc,
Expiring 12/15/2010	25,344	25,742	25,765	23

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Australian Dollar,
Expiring 12/15/2010	152,400	148,613	148,413	200
Australian Dollar,
Expiring 12/15/2010	101,600	98,875	98,942	(67)
Australian Dollar,
Expiring 12/15/2010	25,400	24,775	24,736	39
Australian Dollar,
Expiring 12/15/2010	228,600	223,063	222,619	444
Australian Dollar,
Expiring 12/15/2010	656,500	635,297	639,325	(4,028)
Australian Dollar,
Expiring 12/15/2010	273,200	267,408	266,052	1,356
Australian Dollar,
Expiring 12/15/2010	273,200	267,791	266,053	1,738
Australian Dollar,
Expiring 12/15/2010	136,600	133,828	133,026	802
Australian Dollar,
Expiring 12/15/2010	398,970	388,031	388,532	(501)
Australian Dollar,
Expiring 12/15/2010	114,064	111,023	111,080	(57)
Australian Dollar,
Expiring 12/15/2010	230,175	224,267	224,153	114
Australian Dollar,
Expiring 12/15/2010	261,800	255,899	254,951	948
Australian Dollar,
Expiring 12/15/2010	264,418	259,284	257,500	1,784
Australian Dollar,
Expiring 12/15/2010	90,321	88,420	87,958	462
Australian Dollar,
Expiring 12/15/2010	692,461	677,612	674,345	3,267
Australian Dollar,
Expiring 12/15/2010	131,300	126,842	127,865	(1,023)
Australian Dollar,
Expiring 12/15/2010	262,600	253,924	255,730	(1,806)
Australian Dollar,
Expiring 12/15/2010	262,600	253,687	255,729	(2,042)
British Pound,
Expiring 12/15/2010	1,212,824	1,854,359	1,942,643	(88,284)
British Pound,
Expiring 12/15/2010	3,926,264	6,085,886	6,288,902	(203,016)

The Fund 79

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
British Pound,
Expiring 12/15/2010	179,800	276,692	287,995	(11,303)
British Pound,
Expiring 12/15/2010	1,168,700	1,798,746	1,871,968	(73,222)
British Pound,
Expiring 12/15/2010	134,850	207,897	215,996	(8,099)
British Pound,
Expiring 12/15/2010	314,650	485,291	503,991	(18,700)
British Pound,
Expiring 12/15/2010	265,872	415,192	425,861	(10,669)
British Pound,
Expiring 12/15/2010	116,128	181,319	186,008	(4,689)
British Pound,
Expiring 12/15/2010	347,900	549,152	557,250	(8,098)
British Pound,
Expiring 12/15/2010	198,800	313,502	318,428	(4,926)
British Pound,
Expiring 12/15/2010	447,300	706,139	716,464	(10,325)
British Pound,
Expiring 12/15/2010	136,000	214,152	217,838	(3,686)
British Pound,
Expiring 12/15/2010	340,000	534,205	544,596	(10,391)
British Pound,
Expiring 12/15/2010	204,000	320,280	326,758	(6,478)
British Pound,
Expiring 12/15/2010	121,600	192,270	194,773	(2,503)
British Pound,
Expiring 12/15/2010	486,400	769,081	779,092	(10,011)
British Pound,
Expiring 12/15/2010	186,600	295,427	298,887	(3,460)
British Pound,
Expiring 12/15/2010	419,850	664,827	672,496	(7,669)
British Pound,
Expiring 12/15/2010	279,900	442,872	448,331	(5,459)
British Pound,
Expiring 12/15/2010	46,650	73,771	74,721	(950)
Canadian Dollar,
Expiring 12/15/2010	131,000	127,973	128,296	(323)
Canadian Dollar,
Expiring 12/15/2010	524,000	511,892	513,184	(1,292)
Canadian Dollar,
Expiring 12/15/2010	821,600	804,402	804,642	(240)
Canadian Dollar,
Expiring 12/15/2010	410,800	402,229	402,321	(92)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Canadian Dollar,
Expiring 12/15/2010	821,600	803,847	804,641	(794)
Canadian Dollar,
Expiring 12/15/2010	200,400	194,423	196,263	(1,840)
Canadian Dollar,
Expiring 12/15/2010	501,000	486,705	490,659	(3,954)
Canadian Dollar,
Expiring 12/15/2010	300,600	291,403	294,395	(2,992)
Euro,
Expiring 12/15/2010	5,115,838	6,500,644	7,115,991	(615,347)
Euro,
Expiring 12/15/2010	4,767,761	6,076,797	6,631,826	(555,029)
Euro,
Expiring 12/15/2010	147,457	187,776	205,109	(17,333)
Euro,
Expiring 12/15/2010	792,908	1,068,350	1,102,914	(34,564)
Euro,
Expiring 12/15/2010	71,808	96,688	99,883	(3,195)
Euro,
Expiring 12/15/2010	767,284	1,033,789	1,067,271	(33,482)
Euro,
Expiring 12/15/2010	31,050	43,090	43,190	(100)
Euro,
Expiring 12/15/2010	238,050	330,056	331,121	(1,065)
Euro,
Expiring 12/15/2010	90,000	124,437	125,188	(751)
Euro,
Expiring 12/15/2010	90,900	126,424	126,440	(16)
Japanese Yen,
Expiring 12/15/2010	62,056,800	739,599	771,529	(31,930)
Japanese Yen,
Expiring 12/15/2010	9,547,200	113,649	118,697	(5,048)
Japanese Yen,
Expiring 12/15/2010	16,707,600	199,565	207,719	(8,154)
Japanese Yen,
Expiring 12/15/2010	7,160,400	85,502	89,022	(3,520)
Japanese Yen,
Expiring 12/15/2010	69,124,724	809,518	859,402	(49,884)
Japanese Yen,
Expiring 12/15/2010	91,355,590	1,070,919	1,135,790	(64,871)
Japanese Yen,
Expiring 12/15/2010	37,414,686	437,331	465,163	(27,832)
Japanese Yen,
Expiring 12/15/2010	26,049,733	309,477	323,867	(14,390)

The Fund 81

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Japanese Yen,
Expiring 12/15/2010	25,207,880	299,120	313,400	(14,280)
Japanese Yen,
Expiring 12/15/2010	2,359,137	27,973	29,330	(1,357)
Japanese Yen,
Expiring 12/15/2010	28,823,000	352,545	358,346	(5,801)
Japanese Yen,
Expiring 12/15/2010	20,012,800	245,571	248,812	(3,241)
Japanese Yen,
Expiring 12/15/2010	20,012,800	244,925	248,812	(3,887)
Japanese Yen,
Expiring 12/15/2010	10,006,400	122,508	124,406	(1,898)
Japanese Yen,
Expiring 12/15/2010	50,032,000	612,766	622,029	(9,263)
New Zealand Dollar,
Expiring 12/15/2010	90,900	65,984	69,023	(3,039)
New Zealand Dollar,
Expiring 12/15/2010	590,850	428,934	448,653	(19,719)
New Zealand Dollar,
Expiring 12/15/2010	68,175	49,622	51,768	(2,146)
New Zealand Dollar,
Expiring 12/15/2010	159,075	115,913	120,791	(4,878)
New Zealand Dollar,
Expiring 12/15/2010	240,482	175,164	182,606	(7,442)
New Zealand Dollar,
Expiring 12/15/2010	22,506	16,392	17,090	(698)
New Zealand Dollar,
Expiring 12/15/2010	248,512	181,319	188,703	(7,384)
Norwegian Krone,
Expiring 12/15/2010	337,000	54,678	57,399	(2,721)
Norwegian Krone,
Expiring 12/15/2010	2,190,500	355,373	373,094	(17,721)
Norwegian Krone,
Expiring 12/15/2010	589,750	95,970	100,448	(4,478)
Norwegian Krone,
Expiring 12/15/2010	252,750	41,130	43,049	(1,919)
Norwegian Krone,
Expiring 12/15/2010	1,292,472	211,420	220,139	(8,719)
Norwegian Krone,
Expiring 12/15/2010	564,528	92,288	96,153	(3,865)
Norwegian Krone,
Expiring 12/15/2010	1,355,418	223,733	230,860	(7,127)
Norwegian Krone,
Expiring 12/15/2010	1,574,382	259,489	268,155	(8,666)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Norwegian Krone,
Expiring 12/15/2010	925,200	152,254	157,584	(5,330)
Norwegian Krone,
Expiring 12/15/2010	2,647,278	447,944	450,895	(2,951)
Norwegian Krone,
Expiring 12/15/2010	239,745	40,534	40,834	(300)
Norwegian Krone,
Expiring 12/15/2010	2,561,727	432,909	436,323	(3,414)
Norwegian Krone,
Expiring 12/15/2010	1,718,100	292,303	292,633	(330)
Norwegian Krone,
Expiring 12/15/2010	763,600	130,288	130,059	229
Norwegian Krone,
Expiring 12/15/2010	1,336,300	227,021	227,604	(583)
Swedish Krona,
Expiring 12/15/2010	2,398,000	338,185	358,455	(20,270)
Swedish Krona,
Expiring 12/15/2010	982,722	140,873	146,898	(6,025)
Swedish Krona,
Expiring 12/15/2010	670,800	95,948	100,272	(4,324)
Swedish Krona,
Expiring 12/15/2010	1,141,478	163,334	170,629	(7,295)
Swedish Krona,
Expiring 12/15/2010	859,400	127,586	128,464	(878)
Swedish Krona,
Expiring 12/15/2010	3,437,600	510,344	513,856	(3,512)
Swedish Krona,
Expiring 12/15/2010	1,767,200	263,464	264,162	(698)
Swedish Krona,
Expiring 12/15/2010	2,650,800	395,598	396,244	(646)
Swedish Krona,
Expiring 12/15/2010	3,976,200	593,097	594,366	(1,269)
Swedish Krona,
Expiring 12/15/2010	441,800	65,740	66,041	(301)
Swedish Krona,
Expiring 12/15/2010	3,509,386	520,410	524,586	(4,176)
Swedish Krona,
Expiring 12/15/2010	457,746	68,040	68,424	(384)
Swedish Krona,
Expiring 12/15/2010	1,340,068	200,239	200,314	(75)
Swedish Krona,
Expiring 12/15/2010	1,326,800	196,691	198,331	(1,640)
Swedish Krona,
Expiring 12/15/2010	855,200	126,828	127,836	(1,008)

The Fund 83

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Swedish Krona,
Expiring 12/15/2010	2,565,600	378,279	383,508	(5,229)
Swedish Krona,
Expiring 12/15/2010	855,200	126,279	127,836	(1,557)
Swiss Franc,
Expiring 12/15/2010	209,760	209,287	213,244	(3,957)
Swiss Franc,
Expiring 12/15/2010	480,240	478,616	488,216	(9,600)
Swiss Franc,
Expiring 12/15/2010	307,117	305,659	312,218	(6,559)
Swiss Franc,
Expiring 12/15/2010	180,480	179,482	183,477	(3,995)
Swiss Franc,
Expiring 12/15/2010	264,403	263,550	268,794	(5,244)
Swiss Franc,
Expiring 12/15/2010	340,650	349,309	346,307	3,002
Swiss Franc,
Expiring 12/15/2010	264,950	271,500	269,351	2,149
Swiss Franc,
Expiring 12/15/2010	151,400	154,966	153,915	1,051
Swiss Franc,
Expiring 12/15/2010	390,300	398,147	396,782	1,365
Swiss Franc,
Expiring 12/15/2010	260,200	266,291	264,522	1,769
Swiss Franc,
Expiring 12/15/2010	650,500	663,146	661,304	1,842
Swiss Franc,
Expiring 12/15/2010	499,200	511,156	507,491	3,665
Swiss Franc,
Expiring 12/15/2010	124,800	127,789	126,873	916
Swiss Franc,
Expiring 12/15/2010	205,632	215,077	209,047	6,030
Swiss Franc,
Expiring 12/15/2010	195,840	204,691	199,093	5,598
Swiss Franc,
Expiring 12/15/2010	610,368	638,567	620,505	18,062
Swiss Franc,
Expiring 12/15/2010	620,160	650,053	630,460	19,593

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Swiss Franc,
Expiring 12/15/2010	991,770	1,012,871	1,008,242	4,629
Swiss Franc,
Expiring 12/15/2010	283,544	289,647	288,253	1,394
Swiss Franc,
Expiring 12/15/2010	572,175	584,840	581,678	3,162
Swiss Franc,
Expiring 12/15/2010	187,254	192,098	190,364	1,734
Swiss Franc,
Expiring 12/15/2010	185,400	187,992	188,479	(487)
Swiss Franc,
Expiring 12/15/2010	63,963	65,093	65,025	68
Swiss Franc,
Expiring 12/15/2010	490,383	499,636	498,528	1,108
Gross Unrealized Appreciation				2,553,113
Gross Unrealized Depreciation				(2,240,892)

At October 31, 2010, the cost of investments for federal income tax purposes was $67,655,828; accordingly, accumulated net unrealized depreciation on investments was $4,446,333, consisting of $4,868,599 gross unrealized appreciation and $9,314,932 gross unrealized depreciation.

The Fund 85

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Global Alpha Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Global Alpha Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Alpha Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2010

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 87

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 89

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 91

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $88,390 in 2009 and $115,000 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      15,828 in 2009 and $16,146 in 2010.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2009 and $-0- in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $            23,611 in 2009 and $16,143 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2009 and $-0- in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $40 in 2009 and $44 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2009 and $-0- in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25,383,429 in 2009 and $31,544,905 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc. By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	December 23, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)